MassMutual Transitions SelectSM II Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes an individual flexible premium deferred variable annuity contract (“Contract”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual,” “Company,” “we,” “us”). The Contract may not be available in all states.

The Contract offers a choice of features and benefits. You, as the owner of the Contract (“You,” “Owner”), determine which ones may be appropriate for you, based on your financial circumstances and objectives. The fees and charges that you pay are based on the features and benefits that you select.

You should consider the Contract in conjunction with any other annuity contract or life insurance policy you own. Replacing an existing annuity contract or life insurance policy with this Contract may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Contract through a loan or withdrawals from another annuity contract or life insurance policy. You should consult your registered representative before replacing your existing life insurance policy or annuity contract.

You may accumulate value on a tax-deferred basis under your Contract by allocating your money to a fixed account for dollar cost averaging (the “DCA Fixed Account”) and/or one or more variable investment divisions (“Sub-Accounts”) of Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account”). Each Sub-Account, in turn, invests in one of the following investment portfolios (“Funds”). The investment choices available to you are restricted if you elect a Guaranteed Minimum Accumulation Benefit. See “Guaranteed Minimum Accumulation Benefit (GMAB)” for more information. You bear the entire investment risk for all amounts you allocate to the Separate Account.

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

Ivy Funds Variable Insurance Portfolios

Ivy Funds VIP Asset Strategy

MML Series Investment Fund

MML Aggressive Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth & Income Fund

MML Growth Allocation Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Series Investment Fund II

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Money Market Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

Oppenheimer Variable Account Funds

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Multi-Alternatives Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

This prospectus refers to the following Share classes: B-Share and L-Share. Each share class is subject to different charges. The class that you select will be identified in your Contract. Not every share class or additional feature may be available to you.

To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (“SAI”), dated July 1, 2015. The SAI is incorporated by reference into this prospectus. The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (“SEC”). The SEC maintains a website (http://www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The table of contents for the SAI is on page 56 of this prospectus.

For a free copy of the SAI, or for general inquiries, contact our Service Center using the following address: MassMutual Service Center, P.O. Box 758511, Topeka, Kansas 66675-8550. (Overnight Mail: MassMutual Service Center, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001).

The Contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the Contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Transitions SelectSM II Variable Annuity.

September 15, 2015

Glossary

Accumulation Phase	Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.
Accumulation Unit	A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.
Age	The attained age of any Owner or of any Annuitant, as applicable. Unless otherwise provided, age refers to the Owner’s or Annuitant’s age as of his or her last birthday except for calculating Annuity Payments. When calculating Annuity Payments we calculate your age based on your nearest birthday. Please see “Annuity Phase – Annuity Age”. If the Contract is owned by a non-natural person, then age shall mean attained age of the Annuitant as of his/her last birthday.
Annuitant	The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Period Certain Annuity Option.” The term Annuitant also includes the joint annuitant, if any. The Annuitant has no rights to the Contract.
Annuity Date	The date Annuity Payments begin. There may be more than one Annuity Date applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Annuity Options	Options available for Annuity Payments.
Annuity Payments	Series of payments made pursuant to the Annuity Option elected.
Annuity Phase	The period that begins on the Annuity Date and ends with the last Annuity Payment. There may be more than one Annuity Phase applicable to a non-qualified contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Beneficiary	The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Contract.
Business Day	Every day the New York Stock Exchange (“NYSE”), or its successor, is open for trading. Our Business Day ends at the Close of Business.
Close of Business	The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.
Contingent Deferred Sales Charge (“CDSC”)	A charge that may be assessed against each Purchase Payment withdrawn from the Contract. (In some states referred to as surrender charge.)
Contract	The Transitions Select II individual variable deferred annuity contract.
Contract Anniversary	An anniversary of the Issue Date of the Contract.
Contract Value	The sum of your values in the Sub-Accounts and DCA Fixed Account during the Accumulation Phase.
Contract Withdrawal Value	The Contract Value less any applicable Premium Taxes not previously deducted; less any applicable Annual Contract Maintenance Charge; less any applicable Guaranteed Minimum Accumulation Benefit Charge; less any applicable CDSC; less any Purchase Payments credited to this Contract that have not yet cleared the bank.
Contract Year	The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.
DCA Fixed Account	The DCA Fixed Account, which is part of the General Account, is a fixed account from which assets are systematically transferred to any Sub-Accounts you select.
Fixed Annuity Payments	Annuity Payments made during the Annuity Phase which we guarantee as to dollar amount of each Annuity Payment.
Fund(s)	The investment entities into which the assets of the Separate Account will be invested.

General Account	The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.
Good Order	An instruction or transaction request that we receive at our Service Center generally is considered in “Good Order” if we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction. It includes all information necessary for us to execute the request or transaction, and it is signed by you or authorized persons to provide instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Service Center of the instructions related to the request or transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your contract number, the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Sub-Accounts affected by the request or transaction; the signatures of all owners; if necessary, Social Security Number or Tax Identification Number if applicable, tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements not provided for within the Contract. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Service Center.
Guaranteed Minimum Accumulation Benefit (“GMAB”)	The GMAB is an optional benefit available for an additional cost at the time you purchase your contract. This feature guarantees a minimum amount for your Contract Value at the end of the benefit period. There are two options available which feature different benefit periods (12 Year and 20 Year). You may elect a GMAB only at the time you apply for your Contract. Refer to the “Guaranteed Minimum Accumulation Benefit” section for more information.
Issue Date	The date on which the Contract becomes effective. The Issue Date is included in the Contract.
Joint Owner	A person entitled to ownership rights under the Contract. See also “Owner.”
Non-Qualified Contract	Your contract is referred to as a non-qualified contract if you purchase the Contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan.
Owner	The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners and where we describe multiple owners, we refer to them as Joint Owners.
Premium Tax	A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.
Purchase Payment(s)	Any amount paid to us by you or on your behalf with respect to this Contract during the Accumulation Phase which may be decreased by the assessment of any applicable Premium Tax. Purchase Payments may not be added after the Annuity Date to any portion of the Contract Value that has been applied to an Annuity Option.
Qualified Contract	Your Contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (“IRA”), Roth IRA, tax sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

Required Minimum Distribution (“RMD”)	An RMD is any distribution pursuant to the Internal Revenue Code sections 401(a)(9), 403(b)(10), 408(b)(3) or 408A(c). RMDs are generally required to begin by April 1st of the year after attainment of age 70 1⁄2, or for some qualified plans, the year of retirement, if later. Refer to the “Taxes – Required Minimum Distributions for Qualified Contracts” section for more information.
Separate Account	The account that holds the assets underlying the Contract that are not allocated to the DCA Fixed Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.
Service Center	The location to which Written Requests must be sent.
Sub-Account(s)	The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.
Written Notice	A written or electronic communication or instruction sent by the Company to the Owner. Any notice the Company sends to the Owner will be sent to the Owner’s last known address. The Owner must promptly provide the Company with notice of any Owner address change.
Written Request	A written communication or instruction sent by the Owner to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Contacting the Company

How to Contact Us.  You may contact us by calling the MassMutual Customer Service Center (our Service Center) at (866) 645-2362 Monday through Friday between 7 a.m. and 7 p.m. Central Time. You may also email us by visiting www.massmutual.com/secure/emailus. Additionally, you may write to our Service Center using the following address: MassMutual Service Center, P.O. Box 758511, Topeka, Kansas 66675-8550. (Overnight Mail: MassMutual Service Center, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001).

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between you, as the Owner, and MassMutual. The Contract is intended for retirement savings and/or other long-term investment purposes.

How does the Contract work?

In exchange for your Purchase Payments, we agree to pay you annuity payments when you choose to receive them. You select an Annuity Option and the date on which payments will begin. We call this date the Annuity Date. According to your Contract, the Annuity Date must be at least five (5) years (thirteen (13) months for contracts issued in New York or Florida) from the Issue Date of the Contract.

The Contract has two phases – the Accumulation Phase and the Annuity Phase. If your Contract is a non-qualified contract, you may participate in both phases simultaneously if you apply a portion of your Contract Value to an Annuity Option. During the Accumulation Phase, subject to certain restrictions, you can apply Purchase Payments to your Contract, and we provide a death benefit. Once you begin receiving Annuity Payments, your Contract enters the Annuity Phase.

During the Annuity Phase, we make Annuity Payments based on the Annuity Option you elect. When you elect an Annuity Option, you also elect among a number of features, including but not limited to: duration, number of payees, and payments to beneficiaries. See “The Annuity Phase.”

What are my investment choices under the Contract?	The Contract is called a variable deferred annuity because you can choose to allocate your Purchase Payments among various Sub-Accounts. Your investment choices include a number of Sub-Accounts and one fixed account for dollar cost averaging (“DCA Fixed Account”). See “Investment Choices.” The number of Sub-Accounts available to you will be restricted if you elect the GMAB. See “GMAB.”
Does the Contract offer any guaranteed minimum accumulation benefit?	We offer a choice of two GMAB features for an additional cost at the time you purchase your Contract. Each guarantees a minimum amount for your Contract Value at the end of the benefit period. There are two options available which feature different benefit periods (12 Year and 20 Year). You may elect a GMAB only at the time you apply for your Contract. For complete information on the GMAB features including charges and limitations, refer to the “Guaranteed Minimum Accumulation Benefit” section.
How can I access my money?	Subject to certain restrictions, you may make withdrawals of your Contract Value. Withdrawals may be subject to a Contingent Deferred Sales Charge. Income taxes and tax penalties may apply to any withdrawal you request. See “Withdrawals,” “Contingent Deferred Sales Charge,” and “Taxes.”
Can I make transfers?	You may transfer Contract Value among available Sub-Accounts during the Accumulation Phase; however, we reserve the right to charge $20 per transfer in excess of twelve (12) in a single calendar year. We will exercise this right should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee. See “Transfers and Transfer Programs.”

Is a death benefit paid under the Contract?	A beneficiary will receive a benefit in the event of your death prior to the Annuity Phase. The death benefit during the Accumulation Phase is the greater of the Contract Value or the total purchase payments reduced by an adjustment for any withdrawals. Once the Annuity Phase commences, payments upon death may be available to beneficiaries depending on the Annuity Option elected. See “Death Benefit” and “The Annuity Phase.”
What are the charges under the Contract?

Your Contract Value will be subject to certain fees. These charges may be reflected in your Contract Value and/or may be reflected when making a withdrawal or in any Annuity Payments you choose to receive from the Contract. See “Fees and Expenses” and “Charges and Deductions.”

•  We may deduct a charge to cover state or local Premium Taxes. Premium taxes currently range from 0% to 3.5%.

•  We may deduct an annual contract maintenance charge on each Contract Anniversary, when applicable. We also may deduct this charge when you make a full withdrawal or deduct a portion of this charge if your entire Contract Value is applied to an Annuity Option on a date other than your Contract Anniversary.

•  An administrative charge and a mortality and expense risk charge compensate us primarily for our administrative and distribution expenses and the mortality and expense risks that we assume under the Contract.

•  We currently do not assess a transfer fee during the Accumulation Phase. We reserve the right to charge $20 per transfer in excess of twelve (12) in a single calendar year during the Accumulation Phase. We will exercise this right should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee.

•  If you elect a Guaranteed Minimum Accumulation Benefit (“GMAB”), we will deduct an additional charge from your Contract Value.

•  We may deduct any income taxes we incur because of the operation of the Separate Account. We also will deduct any withholding taxes required by law.

•  We do not assess a sales charge when you make a Purchase Payment; however, we may assess a Contingent Deferred Sales Charge when you make withdrawals.

•  The Funds deduct fees from their assets to cover operating expenses (including investment management fees). These deductions are not charges under the terms of the Contract, but are reflected in the share values of the Funds. More detail about those deductions is available in the Fund prospectuses.

What are the Share classes?

When you purchase the Contract you must choose between two different share classes. The Contract offers a B-share class and an L-share class. The two share classes differ with respect to their contingent deferred sales charge schedules and mortality and expense risk charges. Since the share class selected will determine the contingent deferred sales charge and mortality and expense risk charge associated with your Contract, you should familiarize yourself with both share class options before you decide to purchase the Contract. Once you have selected a share class and we issue the Contract, you cannot later select a different share class.

The B-share class provides a seven (7) year contingent deferred sales charge and a lower mortality and expense risk charge for the first 7 Contract Years than the L-share class.

The L-share class provides a four (4) year contingent deferred sales charge schedule and a higher mortality and expense risk charge than the B-share class for the first 7 Contract Years.

After the 7th Contract Year, the Mortality and Expense Risk charge for the L-share class will be reduced. However, your share class will not change. Purchase Payments received after the 7th Contract Year for a B-share class Contract will still have a 7 year contingent deferred sales charge schedule. The L-share class will retain the 4 year contingent deferred sales charge schedule.

What are the Share Classes? (continued)

Since the B-share class has a longer contingent deferred sales charge period than the L-share class, it may result in a higher cost to access your Contract Value than the L-share class. The shorter contingent deferred sales charge period of the L-share class may result in a lower cost to access your Contract Value than the B-share class but has higher mortality and expense risk charge for the first seven (7) Contract Years. The B-share class may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the contingent deferred sales charge period, and who seeks a lower cost contract. The L-share class may be more appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after making a Purchase Payment and is willing to pay a higher mortality and expense risk charge for the first seven (7) Contract Years.

When considering which share class to elect, it is important that you consider the appropriate balance between (a) the cost of accessing your Contract Value; (b) the impact of the mortality and expense risk charge on your Contract Value; and (c) should you elect a GMAB, the duration that you must own the Contract to take full advantage of the optional benefit. You should consider discussing the benefits and costs of the different share classes with your registered representative.

Can I return my Contract for a refund?	You have a right to examine your Contract. If you change your mind about owning your Contract, you can return it for a refund, but only if you return it within a prescribed period—generally, within (10) calendar days after receiving it, or whatever longer period may be required by state law. The amount of the refund will generally be your Contract Value plus any fees or charges previously deducted from your Purchase Payments. If state law requires us to return the amount of your Purchase Payments, then we will return the greater of: (i) the full amount of any Purchase Payment(s) or (ii) your Contract Value plus any fees or charges previously deducted from your Purchase Payments. See “Right to Cancel Your Contract.”
Will I pay taxes on my Contract earnings?	The Internal Revenue Code of 1986, as amended, has certain rules that apply to the Contract. These tax treatments apply to earnings from the Contract’s withdrawals, death benefits and Annuity Options. You are generally not taxed on contract earnings until you take money from your Contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying the Contract to fund a qualified plan for the Contract’s additional features such as lifetime income payments and death benefit protection. See “Taxes.”
How can I contact MassMutual?

•  You may contact us by calling the MassMutual Customer Service Center. Our Service Center (866-645-2362) is open Monday through Friday between 7 a.m. and 7 p.m. Central Time.

•  You can e-mail us by visiting www.massmutual.com/secure/emailus

•  You may write to our Service Center at:

MassMutual

Service Center

P.O. Box 758511

Topeka, Kansas 66675-8550

•  You may forward overnight mail to us at:

MassMutual Service Center

Mail Zone 511

5801 SW 6th Ave

Topeka, KS 66636-0001

The prospectus and Statement of Additional Information (“SAI”) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI and certain riders may not be available because of legal requirements in your state. Any such state variation will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations.

Fees and Expenses

Standard Contract Charges

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the Contract. In addition to the fees and expenses shown below, Premium Taxes may also apply, but are not reflected below.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the Contract Value between investment choices, or withdraw your Contract Value. Please note that this Contract does not assess a sales load on Purchase Payments; however, we may assess a Contingent Deferred Sales Charge as noted below.

Transaction Expenses	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	$20 per transfer for each additional transfer. Twelve (12) free transfers per calendar year.
Contingent Deferred Sales Charge (CDSC) [1] (as a percentage of Purchase Payment withdrawn)
B-Share	7%	7%
L-Share	7%	7%

Contingent Deferred Sales Charge (CDSC) Schedules
B-Share

Number of Full Years from Application of Purchase Payment	0	1	2	3	4	5	6	7 and later
CDSC	7%	7%	7%	6%	5%	4%	3%	0%

L-Share

Number of Full Years from Application of Purchase Payment	0	1	2	3	4 and later
CDSC	7%	7%	7%	6%	0%

1	Subject to the CDSC schedule. See “Contingent Deferred Sales Charge” for more information.

II.  The next table describes fees and expenses you will pay periodically during the time you own the Contract, not including underlying fund fees and expenses.

Periodic Contract Charges	Current		Maximum
Annual Contract Maintenance Charge	$40 per Contract Year [1]		$40 per Contract Year [1]
Separate Account Annual Expenses (as a percentage of average account value in the separate account)
B-Share
Mortality and Expense Risk Charge	1.15%		1.15%
Administrative Charge	0.15%		0.15%

Total Separate Account Annual Expenses	1.30%		1.30%
L-Share
Mortality and Expense Risk Charge	1.50%	[2]	1.50%	[2]
Administrative Charge	0.15%		0.15%

Total Separate Account Annual Expenses	1.65%		1.65%

1	Currently, we waive this charge if, when we are to make the deduction, your Contract Value is $100,000 or more. We assess the charge on each Contract Anniversary or when you make a full withdrawal. A portion of the charge is assessed if your entire Contract Value is applied to an Annuity Option on a date other than your Contract Anniversary.
2	After your 7th Contract Anniversary, the mortality and expense risk charge will be reduced to 1.15%.

If you elect a Guaranteed Minimum Accumulation Benefit (“GMAB”), we will deduct an additional charge from your Contract Value. The charge for a GMAB is in addition to other standard Contract fees and expenses you are assessed. The maximum annual charge for each GMAB is set forth in the table below.

You may only elect a GMAB at the time you apply for a Contract. You may cancel your GMAB at any time. Any such cancellation will be effective when your request is received in Good Order at our Service Center. If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination.

Charges for Additional Features	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
GMAB: 12-Year Benefit	Quarterly	1.40% of the GMAB Amount [1]	2.50% of the GMAB Amount [1]
GMAB: 20-Year Benefit	Quarterly	1.40% of the GMAB Charge Base [2]	2.50% of the GMAB Charge Base [2]

1	“GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option.”

2	“GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “GMAB Charge” under “20-Year Benefit.”

Generally, the current charge for each GMAB will change based on current economic conditions, including interest rates and equity market volatility. We determine, at our sole discretion, whether a change in the current charges will occur, subject to the maximum charges in the table above. This pricing structure is intended to help us provide the guarantees under the additional features.

Annual Fund Operating Expenses

While you own the Contract, if your assets are invested in any of the Sub-Accounts, you will be subject to the fees and expenses charged by the Fund in which that Sub-Account invests. The table below shows the minimum and maximum total operating expenses charged by any of the Funds, expressed as a percentage of average net assets, for the year ended December 31, 2014 (before any waivers or reimbursements). Current and future expenses may be higher or lower than those shown. More detail concerning each Fund’s fees and expenses that you may periodically be charged during the time that you own the Contract is contained in each Fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.51%	1.85%

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their adviser and sub-advisers, see “Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

Examples

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Contract fees, Separate Account annual expenses, charges for a GMAB, and fund fees and expenses.

Examples Using Current and Maximum Expenses (20-Year GMAB Elected)

These Examples assume that you either:

•	withdraw all your Contract Value at the end of each year shown,
•	do not withdraw any of your Contract Value at the end of each year shown, or
•	that you decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no Contingent Deferred Sales Charge is applied. Note the Annuity Phase is not available until five (5) years after the Contract Issue Date unless state law requires a shorter period.

The Examples also assume:

•	that you purchase either a B-Share or L-Share Contract,
•	that the current charge for the 20-Year GMAB is equal to the maximum charge,
•	that you invested $10,000 in the Contract for the time periods indicated,
•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,
•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the highest total operating expenses, or the one that invests in the Fund with the lowest total operating expenses,
•	that you made no transfers, and
•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Highest total fund operating expenses	$1,200	$2,332	$3,276	$5,592	$1,200	$2,332	$3,276	$5,592
Lowest total fund operating expenses	$1,066	$1,941	$2,641	$4,416	$1,066	$1,941	$2,641	$4,416
If you do not withdraw any of your Contract Value at the end of each year shown
Highest total fund operating expenses	$570	$1,702	$2,826	$5,592	$570	$1,702	$2,826	$5,592
Lowest total fund operating expenses	$436	$1,311	$2,191	$4,416	$436	$1,311	$2,191	$4,416
If you decide to begin the Annuity Phase at the end of each year shown
Highest total fund operating expenses	N/A	N/A	$2,826	$5,592	N/A	N/A	$2,826	$5,592
Lowest total fund operating expenses	N/A	N/A	$2,191	$4,416	N/A	N/A	$2,191	$4,416

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.05%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.05%.

L-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Highest total fund operating expenses	$1,235	$2,433	$2,986	$5,781	$1,235	$2,433	$2,986	$5,781
Lowest total fund operating expenses	$1,101	$2,044	$2,360	$4,633	$1,101	$2,044	$2,360	$4,633
If you do not withdraw any of your Contract Value at the end of each year shown
Highest total fund operating expenses	$605	$1,803	$2,986	$5,781	$605	$1,803	$2,986	$5,781
Lowest total fund operating expenses	$471	$1,414	$2,360	$4,633	$471	$1,414	$2,360	$4,633
If you decide to begin the Annuity Phase at the end of each year shown
Highest total fund operating expenses	N/A	N/A	$2,986	$5,781	N/A	N/A	$2,986	$5,781
Lowest total fund operating expenses	N/A	N/A	$2,360	$4,633	N/A	N/A	$2,360	$4,633

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.05%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.05%.

Examples Using Current and Maximum Expenses (12-Year GMAB Elected)

These Examples assume that you either:

•	withdraw all your Contract Value at the end of each year shown,
•	do not withdraw any of your Contract Value at the end of each year shown, or
•	that you decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no Contingent Deferred Sales Charge is applied. Note the Annuity Phase is not available until five (5) years after the Contract Issue Date unless state law requires a shorter period.

The Examples also assume:

•	that you purchase either a B-Share or L-Share Contract,
•	that you elected the GMAB with the 12-Year Benefit and do not reset,
•	that the current charge for the 12-Year GMAB is equal to the maximum charge,
•	that you invested $10,000 in the Contract for the time periods indicated,
•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,
•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the highest total operating expenses, or the one that invests in the Fund with the lowest total operating expenses,
•	that you made no transfers, and
•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Highest total fund operating expenses	$1,200	$2,332	$3,276	$5,592	$1,200	$2,332	$3,276	$5,592
Lowest total fund operating expenses	$1,066	$1,941	$2,641	$4,416	$1,066	$1,941	$2,641	$4,416
If you do not withdraw any of your Contract Value at the end of each year shown
Highest total fund operating expenses	$570	$1,702	$2,826	$5,592	$570	$1,702	$2,826	$5,592
Lowest total fund operating expenses	$436	$1,311	$2,191	$4,416	$436	$1,311	$2,191	$4,416
If you decide to begin the Annuity Phase at the end of each year shown
Highest total fund operating expenses	N/A	N/A	$2,826	$5,592	N/A	N/A	$2,826	$5,592
Lowest total fund operating expenses	N/A	N/A	$2,191	$4,416	N/A	N/A	$2,191	$4,416

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.05%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.05%.

L-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Highest total fund operating expenses	$1,235	$2,433	$2,986	$5,781	$1,235	$2,433	$2,986	$5,781
Lowest total fund operating expenses	$1,101	$2,044	$2,360	$4,633	$1,101	$2,044	$2,360	$4,633
If you do not withdraw any of your Contract Value at the end of each year shown
Highest total fund operating expenses	$605	$1,803	$2,986	$5,781	$605	$1,803	$2,986	$5,781
Lowest total fund operating expenses	$471	$1,414	$2,360	$4,633	$471	$1,414	$2,360	$4,633
If you decide to begin the Annuity Phase at the end of each year shown
Highest total fund operating expenses	N/A	N/A	$2,986	$5,781	N/A	N/A	$2,986	$5,781
Lowest total fund operating expenses	N/A	N/A	$2,360	$4,633	N/A	N/A	$2,360	$4,633

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.05%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.05%.

Examples Using Current and Maximum Expenses (No GMAB Elected)

These Examples assume that you either:

•	withdraw all your Contract Value at the end of each year shown,
•	do not withdraw any of your Contract Value at the end of each year shown, or
•	that you decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no Contingent Deferred Sales Charge is applied. Note the Annuity Phase is not available until five years after the Contract Issue Date unless state law requires a shorter period.

The Examples also assume:

•	that you purchase either a B-Share or L-Share Contract,
•	that you did not elect a GMAB, which would include additional charges on your Contract,
•	that you invested $10,000 in the Contract for the time periods indicated,
•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,
•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the highest total operating expenses, or the one that invests in the Fund with the lowest total operating expenses,
•	that the maximum fees and expenses in the “Fees and Expenses” section apply,
•	that you made no transfers, and
•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Highest total fund operating expenses	$950	$1,607	$2,107	$3,469	$950	$1,607	$2,107	$3,469
Lowest total fund operating expenses	$816	$1,205	$1,439	$2,143	$816	$1,205	$1,439	$2,143
If you do not withdraw any of your Contract Value at the end of each year shown
Highest total fund operating expenses	$320	$977	$1,657	$3,469	$320	$977	$1,657	$3,469
Lowest total fund operating expenses	$186	$575	$989	$2,143	$186	$575	$989	$2,143
If you decide to begin the Annuity Phase at the end of each year shown
Highest total fund operating expenses	N/A	N/A	$1,657	$3,469	N/A	N/A	$1,657	$3,469
Lowest total fund operating expenses	N/A	N/A	$989	$2,143	N/A	N/A	$989	$2,143

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.05%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.05%.

L-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Highest total fund operating expenses	$985	$1,710	$1,826	$3,674	$985	$1,710	$1,826	$3,674
Lowest total fund operating expenses	$851	$1,311	$1,167	$2,378	$851	$1,311	$1,167	$2,378
If you do not withdraw any of your Contract Value at the end of each year shown
Highest total fund operating expenses	$355	$1,080	$1,826	$3,674	$355	$1,080	$1,826	$3,674
Lowest total fund operating expenses	$221	$681	$1,167	$2,378	$221	$681	$1,167	$2,378
If you decide to begin the Annuity Phase at the end of each year shown
Highest total fund operating expenses	N/A	N/A	$1,826	$3,674	N/A	N/A	$1,826	$3,674
Lowest total fund operating expenses	N/A	N/A	$1,167	$2,378	N/A	N/A	$1,167	$2,378

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.05%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.05%.

The Examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the Examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Condensed Financial Information

The Contract described in this prospectus has not previously been available for sale. Therefore, there is no Accumulation Unit information for the Contract.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities and retirement products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. In addition, because of exemptive and exclusionary provisions, the General Account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (“1933 Act”) or the Investment Company Act of 1940 (“1940 Act”). Because of this, the General Account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the General Account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Financial Condition of the Company.  We use General Account assets for many purposes, including to pay death benefits, annuity payments, withdrawals and transfers from fixed account investment choices and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate purchase payments and contract value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets—e.g., bonds, mortgages, general real estate investments, and stocks—as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account”) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain changes to the structure and operation of the Separate Account, including, among other things:

•	eliminate, combine or add Sub-Accounts;
•	combine the Separate Account or any Sub-Account(s) with one or more different separate account(s) or Sub-Account(s);
•	close existing Sub-Accounts to allocations of new Purchase Payments and Contract Value by current or new Owners;
•	transfer assets of the Separate Account or any Sub-Account that we may determine to be associated with the class of contracts in which the Contract belongs to another separate account or Sub-Account;
•	operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	add or remove Funds or Fund classes in which the Sub-Accounts invest; and
•	substitute a new Fund for a Fund in which a Sub-Account currently invests (new or substitute Funds may have different fees and expenses).

We will not eliminate or combine existing Sub-Accounts, or substitute any Funds in which the Sub-Accounts invest without any necessary prior approval of the appropriate state or federal regulatory authorities, and we will notify you of any such changes. We also will notify you when we add or remove Funds as investment choices under the Contract.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The Funds

The following Funds are available as investment choices under the Contract. If your Contract Value is allocated to a Fund, your Contract Value will be influenced by the investment performance of that Fund. There is no assurance that any of the Funds will achieve their stated objective(s).

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

You can find more detailed information about the Funds, including a description about their management, investment objectives, expenses, and potential risks, in the prospectuses for the Funds. The Fund prospectuses should be read in conjunction with this prospectus before you invest. You can obtain a copy of the Fund prospectuses by contacting our Service Center. Note: If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML American Funds® Core Allocation Fund (Service Class I) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML Money Market Fund (Initial Class) [2]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Dynamic Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Inflation-Protected and Income Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Fixed Income (continued)
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Total Return Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
	Oppenheimer Global Strategic Income Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Large Cap Value
	MML Equity Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.
	MML Equity Income Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, L.L.P.
	MML Income & Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Growth & Income Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML American Funds® Growth Fund (Service Class I) [3]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, L.L.P.
	MML Large Cap Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Rainier Investment Management, LLC
Small/Mid-Cap Value
	MML Mid Cap Value Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Value (continued)
	MML Small Company Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small/Mid Cap Value Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
Small/Mid-Cap Blend
	MML Small Cap Equity Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Growth
	MML Mid Cap Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML American Funds® International Fund (Service Class I) [3]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Foreign Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	MML International Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Ivy Funds VIP Asset Strategy	Adviser: Waddell & Reed Investment Management Company Sub-Adviser: N/A
	MML Managed Volatility Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	Oppenheimer Global Multi-Alternatives Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Advisers: OppenheimerFunds, Inc. / Cornerstone Real Estate Advisers LLC / OFI SteelPath, Inc.

1	These are funds-of-funds investment choices. They are known as funds-of-funds because they invest in other underlying funds. A Fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

2	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

3	The fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the fund prospectus for more information about this “feeder” fund.

Conflicts of Interest.  The Funds available with this Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take whatever steps are necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because many Funds have similar names, be sure to state or write the full name of the Sub-Account when providing your allocation instructions to ensure that your allocation instructions are in Good Order. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds.  When we select the Funds offered through this Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, please refer to the section entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund, or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

The DCA Fixed Account

We offer one fixed account as an investment choice under the Contract: a fixed account for dollar cost averaging (the “DCA Fixed Account”). Purchase Payments allocated to the DCA Fixed Account become part of our General Account which supports insurance and annuity obligations. The General Account has not been registered under the 1933 Act nor the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the DCA Fixed Account or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

If you are participating in the DCA Fixed Account, the following other features are not available to you: the Automatic Rebalancing Program, the Separate Account Dollar Cost Averaging Program, Automatic Investment Plan, and the Guaranteed Minimum Accumulation Benefit.

Description.  The DCA Fixed Account is a fixed account from which assets are systematically transferred to any Sub-Account(s) you select. During the Accumulation Phase, you may choose to have your Purchase Payments allocated to the DCA Fixed Account for the period of the DCA Fixed Account term (the “DCA Term”). Your election must be in writing.

DCA Term.  The scheduled term for the DCA Fixed Account will be for either six (6) or twelve (12) months beginning with the receipt of a new Purchase Payment. You may elect only one DCA Term at any time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Term offered in the future. We reserve the right to reject Purchase Payments into the DCA Fixed Account and discontinue offering the DCA Fixed Account. We will exercise these rights to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise these rights, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of any change in procedures related to the duration of the DCA Term, our refusal of Purchase Payments into the DCA Fixed Account or a decision to discontinue offering the DCA Fixed Account.

Your DCA Term will terminate:

•	if you withdraw the total Contract Value;
•	upon payment of the death benefit;
•	on your Annuity Date if you elect to make an allocation to the DCA Fixed Account, but your Annuity Date will occur prior to the end of that scheduled DCA Term;
•	if you apply your entire Contract Value to an Annuity Option; or
•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

How to Participate in the DCA Fixed Account.  You can elect the DCA Fixed Account at the time your Contract is issued or at a later date by submitting a Written Request and applying a Purchase Payment of at least $5,000 to a DCA Term. You cannot transfer current Contract Value into the DCA Fixed Account.

You may apply additional Purchase Payments to the current DCA term; however, those additional Purchase Payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers.  Scheduled DCA Fixed Account transfers cannot be changed and no transfers may be made from the DCA Fixed Account before the expiration of the DCA Term. DCA Fixed Account transfer payments will be made on the scheduled transfer payment dates. If a scheduled transfer payment date is not a Business Day, the transfer will be made on the next Business Day. However, the Sub-Accounts to which the DCA Fixed Account transfers are made can be changed.

DCA Interest Rate.  We periodically set the interest rate we credit to the DCA Fixed Account for a new DCA Term; however, the interest rate in effect on the date your DCA Term begins is the interest rate we will credit for your entire DCA Term. The interest rate we credit will not be less than the minimum rate allowed by the state in which we issue your Contract. Contact our Service Center for the current interest rate.

Suspension or Deferral of Payments.  We reserve the right to suspend or postpone payments for a withdrawal or transfer from the DCA Fixed Account for a period of up to six months, subject to state insurance department approval, if applicable.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the Contract, and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the Fund’s expenses because this compensation is not paid directly out of the Funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this Contract.

Compensation and Fund Selection.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the managers’ reputation, and fund performance. We offer certain funds through the Contract at least in part because they are managed by us or an affiliate.

Ownership

Owner

In this prospectus, “you” and “your” refer to the Owner of the Contract. The Owner is named at the time you apply for a contract. The Owner can be an individual or non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). The Owner must be at least the age of majority in the state the Contract is issued, and may not be older than age 75 on the Issue Date. The maximum issue age for the Contract and certain of its additional features may be reduced in connection with the offer of the Contract through certain broker-dealers. You should discuss this with your registered representative. See the “Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature.

If your Contract is non-qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the Owner of the Contract, you exercise all rights under the Contract. On or after the Annuity Date, you continue as the Owner. You may change the Owner of a Non-Qualified Contract, other than a contract held as a non-qualified beneficiary annuity, at any time by Written Request. However, you may not change the Owner(s) without our approval. We will refuse or accept any requested change on a non-discriminatory basis.

The change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt and approval of the Written Request. A change of Owner that we allow will automatically revoke any prior designation of Owner. Changing the Owner may result in tax consequences. Refer to the “Tax Treatment of Assignments” section for more information.

Contracts under qualified plans generally must be held by the plan sponsor or plan trustee. Except for Keogh plans and Individual Retirement Annuities (“IRAs”), an individual cannot be the Owner of a contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Joint Owner

The Contract can be owned by Joint Owners. The Joint Owner must be at least the age of majority in the state the Contract is issued, and may not be older than age 75 on the Issue Date. See “Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature.

If this Contract is jointly owned, we will use the age of the oldest Owner to determine all applicable benefits. If there are Joint Owners, we require authorization from both Owners for all transactions. This Contract cannot be jointly owned if an owner is a non-natural person or by more than two (2) individuals.

Annuitant

The Annuitant is the person(s) on whose life (or lives, in the case of joint annuitants) we base Annuity Payments, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Period Certain Annuity Option.” You designate the Annuitant(s) at the time of application. A Contract may not have more than two Annuitants. There is no minimum age applicable to the Annuitant or joint annuitants; however, the Annuitant must be at least 18 on the Annuity Date in order for you to elect a life contingent Annuity Option. Annuitants may not be older than age 75 on the Issue Date. See “Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature. You may change the Annuitant(s) before the Annuity Date, subject to our approval. However, the Annuitant(s) may not be changed on a contract owned by a non-natural person unless the Contract is owned by a qualified plan. The Annuitant cannot be changed if the Contract is a non-qualified beneficiary annuity or an individually owned qualified contract. We will use the age of the oldest Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

When calculating Annuity Payments, we determine your age based on your nearest birthday. Please see “Annuity Phase – Annuity Age.”

The Annuitant may not be changed nor may an Annuitant be added after the Annuity Date on any portion of the Contract Value that has been applied to an Annuity Option. Any change of an Annuitant must be made by Written Request. An approved change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt of the Written Request. A change of Annuitant that we allow will automatically revoke any prior designation of Annuitant.

Beneficiary

The beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If you name an irrevocable beneficiary but choose to change the beneficiary, you must get written authorization from the irrevocable beneficiary on our form in Good Order to our Service Center.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted. If the Owner is a non-natural person, the Owner must be the sole primary Beneficiary unless we allow otherwise.

If there is a joint annuitant on an individually owned Qualified Contract, the joint annuitant must also be the sole primary beneficiary.

Non-Qualified Beneficiary Annuity

A non-qualified beneficiary annuity, also referred to as a “non-qualified stretch” or an inherited non-qualified annuity, is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC section 72(s). Refer to the “Taxes – Distributions After Death of Owner” section for more information. If a contract is purchased as a non-qualified beneficiary annuity, the death benefit provisions will be applied as if the Owner is deceased and the beneficiary has elected death benefit payout Option 4. Refer to the “Death Benefit Payment Options During the Accumulation Phase” section for more information.

Eligibility Requirements/Restrictions for a Contract purchased as a Non-Qualified Beneficiary Annuity:

Note, these restrictions differ from those imposed on a beneficiary who elects a Non-Qualified Beneficiary Annuity as a death benefit payout option under an existing Contract. See “Death Benefit Payment Options During the Accumulation Phase – Non-Qualified Beneficiary Annuity.”

•	The annuity contract will be titled in the beneficiary’s name as beneficiary of the deceased Owner, and cannot be transferred. The beneficiary must be the annuitant, and the annuitant cannot be changed.
•	Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the beneficiary’s life expectancy as determined under the applicable IRS table, and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value.
•	Distributions required under IRC section 72(s) must be made at least annually through a systematic withdrawal program (“SWP”) that we administer. Distributions made under the SWP will be treated as variable annuity payments for income tax purposes.
•	Any withdrawals from a contract issued as a non-qualified beneficiary annuity in excess of the required distributions made under our SWP program may be subject to a contingent deferred sales charge.
•	The source of the funds used to purchase the Contract must be a 1035 exchange of (i) death benefit proceeds payable to the beneficiary under a non-qualified annuity contract, or (ii) a non-qualified beneficiary annuity contract under which the beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC section 72(s)(2).
•	Additional Purchase Payments cannot be applied to the Contract.
•	Joint ownership is not allowed.
•	Upon the death of the annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined under the applicable IRS table.
•	The Guaranteed Minimum Accumulation Benefit is not available.

•	A contract may only be purchased as a non-qualified beneficiary annuity by the beneficiary of the contract owner whose death triggered the required distribution requirements of section 72(s). A contract may not be purchased by a successor beneficiary as a “second generation” non-qualified beneficiary annuity.
•	A non-qualified beneficiary annuity cannot be purchased by a beneficiary that is a non-natural person.

You should consult a qualified tax adviser for advice prior to establishing a Non-Qualified Beneficiary Annuity.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the RMD rules of IRC section 401(a)(9). Refer to the “Taxes – Required Minimum Distributions for Qualified Contracts” section for more information. If a Contract is purchased as a Beneficiary IRA, the death benefit provisions will be applied as if the IRA Owner is deceased and the beneficiary has elected death benefit payout Option 4. Refer to the “Death Benefit Payment Options During the Accumulation Phase” section for more information.

Eligibility Requirements/Restrictions for a Contract purchased as a Beneficiary IRA:

Note, these restrictions differ from those imposed on a beneficiary who elects a Beneficiary IRA as a death benefit payout option under an existing Contract. See “Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.”

•	The annuity contract will be titled in the beneficiary’s name as beneficiary of the deceased Owner. The beneficiary must be the annuitant, and the annuitant cannot be changed.
•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original Owner would have attained age 70 1⁄2. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value. If the original Owner died after attaining age 70 1⁄2 and was younger than the beneficiary, the RMD amount will be calculated based on the original Owner’s life expectancy in the year of his or her death.
•	If the beneficiary is a trust, a contract may only be purchased as a Beneficiary IRA if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
•	RMDs must be made at least annually through a SWP that we administer.
•	Any withdrawals from a contract issued as Beneficiary IRA in excess of the RMD made under our SWP program may be subject to a contingent deferred sales charge.
•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).
•	Additional contributions cannot be applied to a Beneficiary IRA.
•	Joint ownership is not allowed.
•	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.
•	No Guaranteed Minimum Accumulation Benefit is available.
•	A Contract may only be purchased as a Beneficiary IRA by the beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of section 401(a)(9). A Contract may not be purchased as a “second generation” Beneficiary IRA by a successor beneficiary.

You should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Purchasing a Contract

To purchase a Contract, you must submit your initial Purchase Payment to your registered representative or to us at our Service Center. Once we receive your initial Purchase Payment and the necessary information at our Service Center, we will credit your initial Purchase Payment to your Contract within two (2) Business Days. If you do not give us all of the information we need, we will notify you. When we receive all of the information we need, we will apply your initial Purchase Payment within two (2) Business Days. If we do not have the necessary information to issue your Contract within five (5) Business Days, then we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until all the necessary information is received.

The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We use the Issue Date to determine Contract Years and Contract Anniversaries.

Delay of Contract.  Our receipt of your initial Purchase Payment may be delayed because of circumstances outside of our control (for example, delays because of the failure of the selling broker-dealer or your registered representative to forward the Purchase Payment in Good Order to us promptly or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when we can issue your Contract and when your initial Purchase Payment will be allocated among the investment choices under the Contract.

Purchase Payments

The minimum amount we accept for your initial Purchase Payment is:

•	$10,000 when the Contract is bought as a Non-Qualified Contract; or
•	$5,000 if you are buying the Contract as a Qualified Contract.

Unless otherwise identified, you can make additional Purchase Payments to your Contract throughout the Accumulation Phase, subject to the conditions noted below. You can make additional Purchase Payments by sending payments to one of our purchase payment processing service centers.

•	by check that clearly indicates your name and Contract number, mailed to:

First Class Mail

MassMutual Service Center

P.O. Box 758510

Topeka, KS 66675-8550

Overnight Mail

MassMutual Service Center

Mail Zone 511

5801 SW 6th Ave

Topeka, KS 66636-0001

•	by Wire Transfer to:

UMB Bank

Kansas City, MO

ABA #101000695

Massachusetts Mutual Life Insurance Company

Account #9872009118

Reference: Annuity Contract #, Name (Your Name)

Additional Purchase Payments of less than $500 are subject to our approval. The maximum total Purchase Payments we will allow without home office approval is $1,500,000. In calculating the maximum, we will take into account the cumulative Purchase Payments on this Contract and multiple purchases of the Contract by the same Owner (whether as the sole Owner or Joint Owner), or with the same Annuitant (whether as the Annuitant or joint annuitant).

If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information, in Good Order at one of our purchase payment processing service centers. If we receive your Purchase Payment on a non-Business Day or after the Business Day closes, we will credit the amount to your Contract effective the next Business Day.

We have the right to reject any application or Purchase Payment. We will exercise this right to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise this right, we will do so in the same manner for all Owners, and we will provide you with Written Notice of any change in procedures related to the refusal of Purchase Payments before such a change takes effect.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP. If you participate in the AIP, the minimum additional Purchase Payment is $100. You may not elect the AIP if you have a GMAB, Separate Account Dollar Cost Averaging Program, or DCA Fixed Account in effect. Additionally, it may not be available for certain Qualified Contracts.

Allocation of Purchase Payments

When you purchase your Contract, we allocate your Purchase Payment to the Sub-Accounts that invest in the Funds that you have selected. Any allocations to the Sub-Accounts must be in whole percentages and must total 100%. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request.

If you have selected a GMAB, there are allocation restrictions. See the “Guaranteed Minimum Accumulation Benefit” for allocation restrictions applicable to that feature.

You may allocate Purchase Payments to the DCA Fixed Account, subject to conditions we may impose on such allocations. See the “DCA Fixed Account” for allocation restrictions applicable to that feature.

Contract Value

Your Contract Value is the sum of your values in the Sub-Accounts and the DCA Fixed Account.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

Any Contract Value allocated to the DCA Fixed Account will be credited with a fixed interest rate.

Accumulation Units.  Every Business Day we determine the value of an Accumulation Unit for each of the Sub-Accounts. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for insurance and other charges. The value of an Accumulation Unit may go up or down from Business Day to Business Day.

When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-Account by the value of the Accumulation Unit for that Sub-Account. When you make a withdrawal, we deduct from your Contract Accumulation Units representing the withdrawal amount.

We calculate the value of an Accumulation Unit for each Sub-Account after the Close of Business each Business Day. Any change in the Accumulation Unit value will be reflected in your Contract Value.

Example.

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.

Right to Cancel Your Contract

You have a right to examine your Contract. If you change your mind about owning your Contract, you can cancel it within ten (10) calendar days after receiving it. However, this time period may vary by state but will never be less than ten (10) calendar days. When you cancel the Contract within this time period, we will not assess a Contingent Deferred Sales Charge. Unless your state has other requirements, you will receive back your Contract Value plus any fees or charges previously deducted from your Purchase Payments as of the Business Day we receive your Written Request in Good Order at our Service Center, and your Contract will be terminated. If state law requires us to return the amount of your Purchase Payments, then we will return the greater of: (i) the full amount of any Purchase Payment(s) or (ii) your Contract Value plus any fees or charges previously deducted from your Purchase Payments. If you purchase this Contract as an IRA, we will return the greater of your Purchase Payments less any withdrawals you took, or the Contract Value plus any fees or charges previously deducted from your Purchase Payments.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus. We will exercise this right to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of any change in procedures related to the transfer and transfer program provisions.

Generally, you can transfer all or part of your Contract Value among investment choices. However, there are restrictions that are detailed later in this section. You can make transfers by telephone or by other authorized means. To make transfers other than by telephone you must submit a Written Request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may record all telephone instructions.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a non-Business Day or after Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Sub-Account. You can make a transfer to or from any Sub-Account. See the “Guaranteed Minimum Accumulation Benefit” for transfer restrictions applicable to that feature. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to only allow twelve (12) free transfers per calendar year and to charge $20 for each additional transfer in excess of twelve. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program, Separate Account Dollar Cost Averaging, or DCA Fixed Account.

Currently, we do not restrict the amount you can transfer during the Accumulation Phase. However, we reserve the right to impose a minimum transfer requirement of $1,000. Currently, we do not require that a minimum balance remains in a Sub-Account after a transfer. However, we reserve the right to require that $1,000 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account. We will exercise these rights should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise these rights, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee, impose a minimum transfer requirement, or impose a minimum value that must remain in a Sub-Account after a transfer.

You must clearly indicate the amount and the names of the investment choices from and to which you wish to transfer.

Transfers During the Annuity Phase

Transfers are not allowed during the Annuity Phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs: Separate Account Dollar Cost Averaging Program and Automatic Rebalancing Program.

•	These programs are only available during the Accumulation Phase of your Contract.
•	You may participate only in one of these programs at any one time.
•	You may not elect the AIP if you have a Separate Account Dollar Cost Averaging Program in effect.
•	You may not participate in these programs if you have a current election in the DCA Fixed Account.
•	You may not participate in these programs while a GMAB is in effect.
•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future. We will exercise this right should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;
•	upon payment of the death benefit;
•	if the last transfer you selected has been made;
•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or
•	if we receive from you a Written Request to terminate the program at our Service Center prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Contract Value;
•	upon payment of the death benefit;
•	if we receive any unscheduled transfer request; or
•	if we receive from you a Written Request to terminate the program at our Service Center prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

This Contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and beneficiaries under the Contract, including long-term Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts of the Separate Account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with this Contract, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the Owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund.

Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all contracts owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an Owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a Contract Year; and
•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a Contingent Deferred Sales Charge (CDSC) and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When making a partial withdrawal, you must withdraw at least $100 or your entire Contract Value in a Sub-Account, if less. We reserve the right to increase the minimum withdrawal amount to $500. We will exercise this right should we see a significant increase in withdrawal activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to increase the minimum withdrawal amount.

In addition, you may make a partial Withdrawal only if at least $2,000 in Contract Value remains following the partial withdrawal, unless the payment is under a Systematic Withdrawal Program (“SWP”) and the withdrawal is a required minimum distribution or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59 1⁄2. Otherwise, you may only make a full withdrawal. Unless you instruct us otherwise, we take any partial withdrawal proportionally from your Contract Value in your selected investment choices.

When a partial withdrawal is made from a Contract, we reflect the withdrawal as a pro rata reduction to the value of the Contract’s death benefit and to any elected GMAB. We describe this reduction under each feature’s description. After you withdraw your full Contract Value, the Contract terminates when there are no annuity payments remaining and does not provide a death benefit other than any death benefit that may be provided under any portion of your Contract that was previously applied to an Annuity Option. In addition, the GMAB (if elected) will terminate when you withdraw your full Contract Value.

We will generally pay any total or partial withdrawal to the Owner, unless you direct otherwise. If the Owner is a non-natural person, withdrawals will be paid to the Owner with the exception of required minimum distribution payments from a Contract owned by a qualified plan.

When you make a full withdrawal you will receive the value of your Contract:

•	less any applicable CDSC;
•	less any applicable Premium Tax;
•	less any applicable Annual Contract Maintenance Charge;
•	less any applicable GMAB charge; and
•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix A – CDSC Example.”

Requests in Writing.  To request a withdrawal in writing, submit either our partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Service Center for details.

Withdrawal Effective Date.  For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center, our partial withdrawal or full withdrawal form, and, if applicable, a “letter of acceptance.” If we receive this/these item(s) at our Service Center on a non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For telephone requests, your withdrawal is effective on the Business Day we receive your call. For calls received after the close of the Business Day, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within seven (7) calendar days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some Owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the Contract fees and expenses described in this prospectus. Some Owners authorize their investment advisers to take one or more partial withdrawals from the Contract in order to collect advisory or investment management fees. Withdrawals taken from this Contract to pay such fees may be subject to a CDSC, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (“SWP”) allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total Contract Value;
•	if we receive, in Good Order, a notification of the Owner’s death;
•	if we receive, in Good Order, a notification of the Annuitant’s death if the Owner is a non-natural person;
•	if we process the last withdrawal for the period you selected, if applicable;
•	if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is a required minimum distribution or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59 1⁄2;
•	if you begin receiving Annuity Payments; or
•	if you give us a Written Request or request over the telephone, in Good Order, to terminate your program any time on or before the next withdrawal date. Note you may not request your SWP be terminated if your Contract is a Non-Qualified Beneficiary Annuity or a Beneficiary IRA.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct asset-based charges from the assets of the Separate Account. We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge.  The mortality and expense risk charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Annuity Phase; and
•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

Mortality and Expense Risk Charge
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
B-Share	daily as a % of the daily value of the assets invested in each Sub-Account	1.15%	1.15%
L-Share	daily as a % of the daily value of the assets invested in each Sub-Account	1.50% [1]	1.50% [1]
1	After your 7th Contract Anniversary, the mortality and expense risk charge will be reduced to 1.15%.

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss.

Administrative Charge.  This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. The table below reflects the current and maximum charge.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
daily as a % of the daily value of the assets invested in each Sub-Account	0.15%	0.15%

Annual Contract Maintenance Charge

This charge reimburses us for the costs of maintaining the Contract. We will deduct the Annual Contract Maintenance Charge proportionately from the Sub-Account(s) you have selected. The table below reflects the current and maximum charge.

Annual Contract Maintenance Charge
Contract Value at time charge is deducted	When Charge is Deducted	Current	Maximum
Less than $100,000	on each Contract Anniversary or full withdrawal, and on a pro-rated basis in the event you annuitize your entire Contract Value on a date other than a Contract Anniversary	$40	$40
$100,000 or more	not applicable	$0	$0

If you apply your entire Contract Value to an Annuity Option on any date other than your Contract Anniversary, we will deduct a pro-rated charge based on the ratio of (a) the total calendar days elapsed since the last Contract Anniversary, and (b) the total calendar days in the Contract Year.

Transfer Fee

Transfer Fee
	When Fee is Deducted	Current	Maximum
During Accumulation Phase Only	Upon each transfer	$0	$20 per transfer for each additional transfer; Twelve (12) free transfers per calendar year.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the Purchase Payments you withdraw that exceed the free withdrawal amount.

If we assess a CDSC, we will deduct it from the amount you withdraw.

Each Purchase Payment has its own CDSC schedule. The amount of the charge depends on the length of time between the date Purchase Payments were applied and the date of withdrawal. In addition, as reflected in the tables below, the CDSC schedule applicable to the Contract varies between the B-Share and L-Share Contract classes. To determine if a CDSC applies, we process withdrawals as follows:

•	first from earnings (Contract Value less Purchase Payments not previously withdrawn);
•	then from Purchase Payments no longer subject to a CDSC according to the CDSC schedule for each Share class;
•	then from the free withdrawal amount (taken from Purchase Payments not previously withdrawn from the order they were received with the oldest Purchase Payment first); and
•	then from Purchase Payments not previously withdrawn in the order they were received with the oldest Purchase Payment being first.

You elect a Contract share class (B-share or L-share) when we issue the Contract. You cannot select a different share class after your Contract is issued. Each Purchase Payment for a B-share class and each Purchase Payment for an L-share class will have the following CDSC schedule, respectively.

Contingent Deferred Sales Charge – B-Share
Number of Full Years From Application of Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
0	7%
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7 and later	0%

Contingent Deferred Sales Charge – L-Share
Number of Full Years From Application of Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
0	7%
1	7%
2	7%
3	6%
4 or later	0%

See “Appendix A – CDSC Example.”

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.
•	On amounts withdrawn as Required Minimum Distributions (RMDs), to the extent they exceed the free withdrawal amount. In order to qualify for this exception, you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of this Contract (RMD program). If you choose to take withdrawals to satisfy your RMD for this Contract outside of our RMD program, or if you choose to take withdrawals from this Contract to satisfy your RMD(s) for other qualified assets, CDSC may apply.
•	Upon application of all or a portion of the Contract Value to any Annuity Option.
•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.
•	When the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the Contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this Contract. Exchange programs may not be available in all states. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.
•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit or the Terminal Illness Withdrawal Benefit described in “Additional Features.”
•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.
•	On distributions required to be made to a Beneficiary under Section 72(s) of the Internal Revenue Code (IRC), to the extent that they exceed the Free Withdrawal Amount. Refer to the “Taxes – Distributions After Death of Owner” section for more information.
•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted annuity date for your Contract.

Free Withdrawal Amount.  The Free Withdrawal Amount is an amount you may withdraw that is not subject to the CDSC. For the first Contract Year, you may withdraw up to ten percent (10%) of the initial Purchase Payment applied on the Issue Date, reduced by any Free Withdraw Amount(s) previously taken during that Contract Year. For each subsequent Contract Year, you may withdraw up to ten percent (10%) of your total Purchase Payments still subject to a CDSC as of the previous Contract Anniversary, reduced by any Free Withdrawal Amount(s) previously taken during such Contract Year. Any Purchase Payments you make after your Contract Anniversary in a Contract Year will not be included in the calculation of the Free Withdrawal Amount for that Contract Year.

Any unused Free Withdrawal Amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and may make a deduction from your Contract Value for them. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment choice may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in this Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

GMAB Charge

If you elect a Guaranteed Minimum Accumulation Benefit (“GMAB”), we will deduct an additional charge from your Contract Value. The charge for a GMAB is in addition to other standard Contract fees and expenses you are assessed. The current charge for the 12-Year GMAB is 1.40% annually of the GMAB Amount and the current charge for the 20-Year GMAB is 1.40% of the GMAB Charge Base.

The maximum charge for the 12-Year GMAB is 2.50% of the GMAB Amount and the maximum charge for the 20-Year GMAB is 2.50% of the GMAB Charge Base. The “GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option.” The “GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “GMAB Charge” under “20-Year Benefit.”

The GMAB charges shown are annualized. We may change the GMAB charge at any time, including upon reset of the GMAB Amount for the 12-Year GMAB, subject to the maximum GMAB charge. We will notify you in advance by Written Notice if we change the GMAB charge.

The Annuity Phase

Overview.  If you want to receive regular income from your Annuity, you can elect to apply your Contract Value so that you can receive fixed Annuity Payments under one of the Annuity Options described in this section. If you have reached your Annuity Date and you have not chosen an Annuity Option, we will assume that you elected a “Single Life Annuity with Period Certain” with fixed payments and 10 years of payments guaranteed. If the Contract has joint annuitants, we will assume you elected the “Joint and Survivor Life Annuity” with fixed payments and 10 years of payments guaranteed. If your Contract is a qualified contract, additional requirements may apply. We may base Annuity Payments on the age and sex of the Annuitant under all options except the non-lifetime contingent Annuity Option. We consider a non-lifetime contingent Annuity Option to be an Annuity Option which provides an annuity payment for a fixed period of time only. See “The Annuity Phase – Period Certain Annuity Option.” We may require proof of age and sex before Annuity Payments begin.

If the Contract Value to be applied is less than $10,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we will change the payment basis to equivalent less frequent payments. For Contracts issued in New York, the minimum amount that may be applied to an Annuity Option is $5,000 and the minimum Annuity Payment is $20.

Applying Part of Your Contract Value to an Annuity Option.  You may elect to apply part of the Contract Value from your non-qualified contract to an Annuity Option instead of your full Contract Value. We will treat the amount applied as a withdrawal of Contract Value that may qualify for favorable tax treatment under federal law. See “Taxes – Partial Annuitization.” You must specify the portion of your Contract Value to be applied to an Annuity Option, and if it is not the full Contract Value, the amount must be at least $10,000. The number of partial annuitizations allowed is one per Contract Year.

If you choose to apply part of your Contract Value to an Annuity Option, there may be adverse tax consequences. For additional information, see “Taxes – Partial Annuitization.” Before you apply part of your Contract Value to an Annuity Option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. We do not provide tax advice or recommendations.

Annuity Payment Start Date.  You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five (5) years after you buy the Contract (unless state law requires a shorter waiting period).

When you purchase the Contract, your Annuity Date is the latest permitted Annuity Date. After you purchase your Contract you can request an earlier Annuity Date by Written Request. If you have elected an Annuity Date earlier than your latest permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before the Annuity Date.

Latest Permitted Annuity Date

Unless the laws or regulations of the state in which your Contract was issued requires an earlier date, Annuity Payments must begin by the later of:

•	the 10th Contract Anniversary; or
•	the 90th birthday of the oldest Annuitant or the oldest Owner (whichever is sooner).

Annuity Payments.  On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Your Annuity Payments will be fixed, meaning that the payments will not vary unless you elect either of the Joint and 2/3 Survivor Annuity Options that reduce payments upon the death of the first Annuitant. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Annuity Date;
•	the Annuity Option you elect;
•	the age and sex of the Annuitant or joint annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your Contract; and
•	the deduction of Premium Taxes, if applicable.

See the “Fixed Annuity Payout Rates” in the Statement of Additional Information for more information.

Annuity Age.  When calculating Annuity Payments, we determine your age based on your nearest birthday. The following is an example of how we determine your age based on your nearest birthday. We consider you to be age 80 during the time period between age 79 years, 6 months, and 1 day and age 80 years and 6 months.

Annuity Options.  The available fixed Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals. For all lifetime contingent Annuity Options, the annuitant must be at least age 18 as of the Annuity Date.

Contingent Deferred Sales Charge (“CDSC”).  We will not deduct a CDSC to the extent you apply all or a portion of your Contract Value to any single lifetime or joint and survivor annuity option, or to the Period Certain Annuity option of at least 10 years. In addition, we will not deduct a CDSC for any Annuity Payments that commence on the latest permitted Annuity Date for your Contract.

Limitation on Payment Options

If you purchased the Contract as a tax-qualified Contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Single Lifetime Contingent Options (fixed payments only)
	Single Life Annuity	Single Life Annuity with Cash Refund	Single Life Annuity with Period Certain
Number of Annuitants:	one	one	one
Length of Payment Period:	For as long as the Annuitant lives.	For as long as the Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as the Annuitant lives, whichever is longer.

Single Lifetime Contingent Options (fixed payments only) (continued)
Single Life Annuity	Single Life Annuity with Cash Refund	Single Life Annuity with Period Certain
Annuity Payments After Death of the Annuitant:	None. All payments end upon the Annuitant’s death.	If the total of all Annuity
Payments made is less than the
amount applied to the Annuity
Option, the beneficiary will
receive the difference in a
lump sum. If the total of all
Annuity Payments made is
equal to or greater than the
amount applied to the Annuity
Option, no additional payment
will be made.	When the Annuitant dies, if
there are remaining guaranteed
payments, the beneficiary may
elect to continue receiving
remaining guaranteed payments
or the beneficiary may elect a
lump sum payment equal to the
commuted value of the
remaining guaranteed Annuity
Payments.

We compute the commuted
value of the remaining
guaranteed Annuity Payments
at an interest rate determined
by us.

Joint Lifetime Contingent Options (fixed payments only)
	Joint and Survivor Annuity	Joint and Survivor Annuity with Period Certain	Joint and 2/3 Survivor Life Annuity	Joint and 2/3 Survivor Life Annuity with Period Certain
Number of Annuitants:	two	two	two	two
Length of Payment Period:	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	100% of the payment will continue to the surviving Annuitant. No payments will continue after the death of both Annuitants.	100% of the payment
will continue to the
surviving Annuitant.
When both Annuitants
have died, if there are
remaining guaranteed
payments, the
beneficiary(ies) may
elect to continue
receiving remaining
guaranteed payments or
the beneficiary(ies) may
elect a lump sum
payment equal to the
commuted value of the
remaining guaranteed
Annuity Payments.

We compute the
commuted value of the
remaining guaranteed
Annuity Payments at an
interest rate determined
by us.

Two-thirds of the payment will continue to the surviving Annuitant. No payments will continue after the death of both Annuitants.

If there are remaining guaranteed payments, 100% of the payment will continue to the surviving annuitant until the end of the guarantee period. When the end of the guarantee period has been reached, two-thirds of the payment will continue to the surviving Annuitant.

When both Annuitants have died, if there are remaining guaranteed payments, the beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.

We compute the commuted value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Option (fixed payments only)
Period Certain Annuity Option [1]
Number of Annuitants:	One or two
Length of Payment Period:	For a specified period no less than ten years and no greater than 30 years.
Annuity Payments after Death of the Annuitant:	When the last Annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.
1	We consider this Annuity Option to be a non-lifetime contingent Annuity Option.

Death Benefit

Death of Owner During the Accumulation Phase

If you, or any Joint Owner, die during the Accumulation Phase, we will pay a death benefit to the primary beneficiary. If any Owner dies, we will treat the surviving Owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary.

The beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your spouse and your Contract is a non-qualified contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA, he or she may elect to become the Owner of the Contract by continuing the Contract at the death benefit amount payable. Generally, if the Contract is continued then:

1)	the initial Contract Value will equal the death benefit amount;
2)	all applicable Contract features and benefits will be in the surviving spouse’s name; and
3)	the surviving spouse will exercise all of the Owner’s rights under the Contract.

Restrictions are as follows:

a)	if at the time the Owner purchased the Contract the surviving spouse was over the maximum contract issue age, then the Contract cannot be continued;
b)	if at the time the Owner purchased the Contract the surviving spouse was over the maximum allowable age for electing the Guaranteed Minimum Accumulation Benefit, then the GMAB will be terminated.

If the sole primary beneficiary is a domestic partner, or civil union partner, as defined under applicable state laws we will treat him or her as a spouse for this provision, and he or she may elect to continue this Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue this Contract if a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner, or civil union partner, such domestic partner or civil union partner who elects to continue this Contract must still meet the distribution requirements of Section 72(s) of the IRC. In order to meet these requirements, the amount of any gain in this Contract will become subject to income tax at the time the election to continue this Contract is made.

The right to continue this Contract by a surviving spouse, a domestic partner, or civil union partner can only be exercised once while this Contract is in effect.

Death Benefit Amount During the Accumulation Phase

Return of Purchase Payment Death Benefit.

The death benefit during the Accumulation Phase will be the greater of 1 and 2 below.

1.	The total Purchase Payments, reduced by an adjustment for each withdrawal. The adjustment is equal to A divided by B, with the result multiplied by C, where:

A = the Contract Value withdrawn, including any applicable Contingent Deferred Sales Charge;

B = the Contract Value immediately prior to the withdrawal; and

C = the total Purchase Payments adjusted for any prior withdrawals.

2.	The Contract Value.

The withdrawal will reduce the death benefit amount in direct proportion to the Contract Value reduction. For example, if you take a 20% withdrawal from your Contract Value, the death benefit will be reduced by 20%. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

The death benefit that is payable during the Accumulation Phase is determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method at our Service Center. Where there is more than one beneficiary, we will determine the death benefit as of the Business Day the first beneficiary submits due proof of death and election of payment method. If the death benefit payable is greater than the Contract Value, we will apply an amount equal to the difference between the death benefit and Contract Value to each Sub-Account and/or Fixed Account(s) in the ratio that your value in each Sub-Account and/or the DCA Fixed Account bears to your Contract Value. Each beneficiary’s portion of the death benefit will be applied to their chosen death benefit payout option on the Business Day we receive their election of the payment method in Good Order and will be paid from the current allocation on a pro rata basis. The balance of the death benefit will remain in the Sub-Accounts and/or Fixed Account(s) based on the current allocation until each of the other beneficiaries submits a Written Request to claim his/her death benefit. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. This risk is borne by the beneficiary(ies).

We consider requests to apply a portion of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with required minimum distribution rules.

Each beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase.

Option 1 –	Lump sum payment of the death benefit.

Option 2 –	Payment of the entire death benefit within 5 years of the date of any Owner’s death. This option may not be available if there are multiple beneficiaries.

Option 3 –	Payment of the death benefit under an Annuity Option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. For Non-Qualified Contracts, distribution must begin within one (1) year of the date of any Owner’s death. For Qualified Contracts, distribution must generally begin by the end of the calendar year following the year of the Owner’s death. Additional deferral may be available for a spouse beneficiary. This option is not available for a beneficiary that is a non-natural person, other than certain trusts as beneficiary of an IRA.

Option 4 –	Payment of the death benefit from a deferred annuity contract over the life expectancy of the beneficiary through a series of non-annuitized withdrawals made at least annually. For Non-Qualified Contracts, distribution must begin within one (1) year of the date of any Owner’s death. For Qualified Contracts, distribution must generally begin by the end of the calendar year following the year of the Owner’s death. Additional deferral may be available for a spouse beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available for a beneficiary that is a non-natural person, other than certain trusts as beneficiary of an IRA, or if there are multiple beneficiaries. See “Non-Qualified Beneficiary Annuity” or “Beneficiary IRA” for rules and restrictions.

If the sole primary beneficiary is a spouse, continuation of this Contract in his or her own name is described in the “Death of Owner During the Accumulation Phase” section.

Any portion of the death benefit not applied to Option 3 or Option 4 within the time period specified must be distributed within five (5) years of the date of the Owner’s death under Option 1 or Option 2.

You may restrict a beneficiary’s right to elect a death benefit payout option. If so, such rights or options will not be available to the beneficiary.

We may also consent to other death benefit payout options in addition to those described in this section as long as they comply with Section 72(s) of the IRC.

Lump Sum Payments.  If a lump sum payment is requested, we will pay the amount within seven (7) calendar days after we receive proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Non-Qualified Beneficiary Annuity.  A non-qualified beneficiary annuity, also referred to as a “non-qualified stretch” or inherited non-qualified annuity, is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC section 72(s). Refer to the “Taxes – Distributions After Death of Owner” section for more information.

If a beneficiary(ies) elects payment under Option 4 as a non-qualified beneficiary annuity after the death of the Owner, the following rules apply. Note, these restrictions differ from those imposed when a Contract is purchased as a Non-Qualified Beneficiary Annuity. See “Ownership – Non-Qualified Beneficiary Annuity.”

1)	The annuity contract will be titled in the beneficiary’s name as beneficiary of the deceased Owner, and cannot be transferred. The beneficiary must be the annuitant, and the annuitant cannot be changed.
2)	Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the beneficiary’s life expectancy as determined under the applicable IRS table, and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value.
3)	Distributions required under IRC section 72(s) must be made at least annually through a SWP that we administer. Distributions made under the SWP will be treated as variable annuity payments for income tax purposes.
4)	Withdrawals will not be subject to a contingent deferred sales charge.
5)	The beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected.
6)	Additional Purchase Payments cannot be applied to the Contract.
7)	Joint ownership is not allowed.
8)	Upon the death of the annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined under the applicable IRS table.
9)	If there is a Guaranteed Minimum Accumulation Benefit on the Contract, it will be terminated.
10)	This option is not available for a beneficiary who is a non-natural person.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Non-Qualified Beneficiary Annuity.

Beneficiary IRA.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules of IRC section 401(a)(9). Refer to the “Taxes – Required Minimum Distributions for Qualified Contracts” section for more information.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects payment under Option 4 as a Beneficiary IRA after the death of the Owner, the following rules apply. Note, these restrictions differ from those imposed when a Contract is purchased as a Beneficiary IRA. See “Ownership –Beneficiary IRA.”

1)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased Owner. The beneficiary must be the annuitant, and the annuitant cannot be changed.
2)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original Owner would have attained age 70 1⁄2. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value. If the original Owner died after attaining age 70 1⁄2 and was younger than the beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death.
3)	If the beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
4)	RMDs must be made at least annually through a SWP that we administer.
5)	Withdrawals will not be subject to a contingent deferred sales charge.
6)	The beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected.
7)	Additional contributions cannot be applied to the Contract.
8)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.
9)	If there is a Guaranteed Minimum Accumulation Benefit on the Contract, it will be terminated.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Owner During the Annuity Phase

Upon any Owner’s death during the Annuity Phase, if the annuitant is still alive, the surviving Owner will retain the Ownership of the Contract. If there is no surviving Owner, the beneficiary will become the Owner. Any remaining Annuity Payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death.

Death of Annuitant

If the Annuitant, who is not the Owner or Joint Owner, dies during the Accumulation Phase, you can name a new annuitant subject to our approval. If you do not name an Annuitant within 30 calendar days after we receive notification of the death of the Annuitant, the oldest Owner will become the Annuitant. If the Owner is a non-natural person and the Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Owner and pay the death benefit as described in the “Death of Owner During the Accumulation Phase” section.

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the beneficiary. We will treat a surviving Owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary.

Death Benefit and Partial Annuitizations.  If you apply a portion of your non-qualified Contract Value to an Annuity Option, the death benefit for that portion will be determined in accordance with the “Death of Owner During the Annuity Phase” and “Death of Annuitant” sections. The death benefit for the portion of the Contract Value remaining in the Accumulation Phase will be determined in accordance with the “Death of Owner During the Accumulation Phase” and “Death of Annuitant” provisions.

Due Proof of Death.  For purposes of determining due proof of death, we require:

1.	a certified death certificate; or
2.	a certified decree of a court of competent jurisdiction as to the finding of death; or
3.	any other proof satisfactory to us.

Additional Features

Terminal Illness Withdrawal Benefit

With this benefit, you may withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:

1.	For purposes of this benefit, you (or an Annuitant, if the Owner is a non-natural person) were not diagnosed with a terminal illness or a terminal condition resulting from bodily injury or disease or both as of the Issue Date.
2.	Each withdrawal request is made on or after the “Eligibility Date for Waiver for Contingent Deferred Sales Charge,” which is one (1) year after the Issue Date.
3.	We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill, as described in Item 1 above, and not expected to live more than twelve (12) months. This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

The Terminal Illness Withdrawal Benefit is not available in Connecticut and may not be available in other states. Please contact your registered representative or call the Service Center for more information.

Nursing Home and Hospital Withdrawal Benefit

With this benefit, you may withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have been admitted to a licensed nursing care facility or accredited hospital or its successor, subject to the following requirements:

1.	For purposes of this benefit, you (or the Annuitant, if the Owner is a non-natural person) are not confined in a licensed nursing care facility or accredited hospital or its successor on the Issue Date.

2.	Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one (1) year after the Issue Date.
3.	Each withdrawal request is made within one hundred twenty (120) calendar days after services were provided to you (or the Annuitant, if the Owner is a non-natural person). You must have been confined at a licensed nursing care facility and/or accredited hospital or its successor for a consecutive period of at least ninety (90) consecutive calendar days.
4.	The confinement must be prescribed by a state licensed medical practitioner performing within the scope of his/her license.
5.	Each withdrawal is accompanied by proof satisfactory to us that you (or the Annuitant, if the Owner is a non-natural person) meet the qualifying conditions above.

You may not participate in the Systematic Withdrawal Program if we are currently waiving the Contingent Deferred Sales Charge in accordance with this benefit.

A licensed nursing care facility is an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care, or custodial nursing care. An accredited hospital is a hospital licensed, or recognized as a general hospital, by the state in which it is located or by the Joint Commission on the Accreditation of Hospitals, or its successors.

The Nursing Home and Hospital Withdrawal Benefit is not available in California and Connecticut and may not be available in other states. Please contact your registered representative or call the Service Center for more information.

Guaranteed Minimum Accumulation Benefit (GMAB)

What is the GMAB?  If you elect a GMAB, we guarantee that at the end of your benefit period your Contract Value will equal no less than a specified amount called the “GMAB Amount.” The GMAB may provide protection in the event of a lower Contract Value that may result from the investment performance of the Contract.

You may choose one of the following two GMABs, which feature different benefit periods and costs among other differences:

•	12-Year Benefit; and
•	20-Year Benefit.

You may elect a GMAB only at the time you apply for a Contract. You may cancel a GMAB at any time. You should be aware, however, that if you cancel the GMAB, you will not receive a benefit under the GMAB and any additional charges previously deducted from your Contract Value will not be returned. The cancellation will be effective on the Business Day we receive your Written Request in Good Order.

While your GMAB is in effect, you cannot participate in the Automatic Rebalancing Program, the Automatic Investment Plan, the Separate Account Dollar Cost Averaging Program, or DCA Fixed Account.

Considerations for choosing which GMAB may be best for you.

GMAB	12-Year Benefit	20-Year Benefit
Maximum Election Age	75	65
Benefit Period	12 years	20 years
GMAB Amount [1]	100% of Purchase Payments made during the first Contract Year, adjusted for any withdrawals	165% of Purchase Payments made during the first Contract Year, adjusted for any withdrawals
Ability to reset GMAB Amount	Yes	No
Cost (annualized) [2]	Current Charge: 1.40% of the GMAB Amount [1] Maximum Charge: 2.50% of the GMAB Amount [1]	Current Charge: 1.40% of the GMAB Charge Base [2] Maximum Charge: 2.50% of the GMAB Charge Base [2]
1	“GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option.”
2	“GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “GMAB Charge” under “20-Year Benefit.”

Allocation Restrictions.  Your Purchase Payments and entire Contract Value must be allocated only to one or more Sub-Accounts approved by us during the time the GMAB is in effect. See the table of allocation restrictions below.

If you request a change in your allocations or a transfer of Contract Value to any Sub-Account not approved by us, you will be required to terminate the GMAB by Written Request before the allocation change or transfer can be processed.

While your GMAB is in effect, your allocations are restricted to either Custom Allocation Choice Select or one of the MML Asset Allocation Funds listed below.

Custom Allocation Choice Select		Any one of the following:
Range	Sub-Accounts	MML Asset Allocation Sub-Accounts
40% to 60%	MML Managed Bond	MML Conservative Allocation MML Balanced Allocation MML Moderate Allocation MML Core Allocation [2]
20% to 25% (total)	MML Equity MML Equity Income
20% to 25% (total)	MML Growth & Income
MML Growth
0% to 10% (total)	MML Mid Cap Value
MML Mid Cap Growth
0% to 10% (total)	MML International MML Global Oppenheimer Global [1]
1	This Sub-Account invests in the Oppenheimer Global Fund/VA.
2	This Sub-Account invests in the MML American Funds® Core Allocation Fund.

You can make transfers by moving your full Contract Value from one MML Asset Allocation Sub-Account to another MML Asset Allocation Sub-Account or to the Custom Allocation Choice Select program. In addition, you can make transfers by moving your full Contract Value from the Custom Allocation Choice Select program to one of the MML Asset Allocation Sub-Accounts. You cannot make a partial transfer between the Custom Allocation Choice Select program and any of the MML Asset Allocation Sub-Accounts. However, you can reallocate your Contract Value amongst the Custom Allocation Choice Select Sub-Accounts so long as the Contract Value remains within the ranges listed in the table above at the time of the transfer.

We may make a change to the available Sub-Accounts due to a fund reorganization, fund substitution, or to help protect our ability to provide the guarantees under a GMAB. If such a change is required, we will provide you with Written Notice prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your GMAB. If you do not reallocate your Contract Value, your GMAB will terminate.

The allocation restrictions will no longer apply to your Contract upon termination or suspension of the GMAB or the end of your benefit period. Your Contract Value will remain as allocated until you provide new allocation instructions.

Conflicts of Interest.  You should be aware that we are subject to a conflict of interest insofar as, by requiring you to allocate your Purchase Payments and Contract Value to one or more Sub-Accounts approved by us, we are attempting to reduce the risk to us that we will have to pay a GMAB Credit, if any, from our General Account assets. The Sub-Accounts approved by us reduce the risk that we will have to pay a GMAB Credit, if any, from our General Account by reducing the risk of loss to your Contract Value. See “How Do We Calculate the GMAB Credit?” below.

Custom Allocation Choice Select.  You may only elect Custom Allocation Choice Select if you are participating in a GMAB. If you elect Custom Allocation Choice Select, you must allocate your Contract Value within the Custom Allocation Choice Select parameters. The parameters are the minimum and maximum that may be allocated to each asset category offered through Custom Allocation Choice Select. Periodically, we will rebalance your Contract Value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semiannually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Participation in Custom Allocation Choice Select does not assure a profit and does not protect you against loss in a declining market.

We will terminate your participation in Custom Allocation Choice Select:

•	If you terminate your GMAB;
•	if you transfer your full Contract Value to one of the MML Asset Allocation Sub-Accounts;
•	if you apply your full Contract Value to an Annuity Option;
•	if you withdraw the total Contract Value; or
•	upon payment of the death benefit.

If you terminate your GMAB, your Contract Value will no longer be rebalanced and will remain as allocated at the time your GMAB is terminated until you provide new allocation instructions.

Important GMAB Considerations.  A GMAB may not be appropriate for all Owners. You should understand a GMAB completely before you elect it. Please consult with a qualified financial professional when you are evaluating a GMAB and all other aspects of the Contract. With respect to each GMAB, you should understand:

•	The GMAB does not in any way guarantee the performance of any of the Sub-Accounts available under this Contract.
•	The restrictions in the amount and type of Sub-Accounts available to you under the GMAB are intended to help us manage the risk that we will be required to provide a GMAB Credit to you.
•	Any IRS minimum distribution requirements may negatively impact the GMAB Amount. Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract.
•	Withdrawals will negatively impact the GMAB Amount. Since withdrawals result in a pro-rata adjustment to the GMAB Amount, the GMAB Amount may be reduced by more than the actual dollar amount of the withdrawals. See “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 3.”
•	Any Purchase Payments made after the first Contract Year or after reset will increase your Contract Value, but will not increase your GMAB Amount. Additional Purchase Payments after the first Contract Year or after reset may affect the GMAB Credit (positively or negatively). The GMAB Credit is determined by comparing the GMAB Amount to your Contract Value (or a percentage of your Contract Value) at the end of the benefit period. Refer to “12 Year Benefit – How Do We Calculate the GMAB Credit?” or “20 Year Benefit – How Do We Calculate the GMAB Credit?” See also “Appendix B – Guaranteed Minimum Accumulation Examples – Example 4.”
•	All withdrawals will reduce your GMAB Amount regardless of the timing and impact of any prior Purchase Payments.
•	The GMAB is a long-term benefit and you may only benefit from this feature if you continue the GMAB for the full benefit period. Carefully consider the Share Class of the Contract you elect, your investment time horizon, and the benefits of the GMAB option selected.

Canceling the GMAB.  We will terminate your election of a GMAB on the Business Day we receive our cancellation form in Good Order at our Service Center. Once the GMAB is terminated, it cannot be reinstated.

GMAB Termination.  The GMAB will terminate under any of the following conditions:

•	if we receive our cancellation form in Good Order at our Service Center;
•	if you elect to have all of your Contract Value applied to an Annuity Option;
•	in most states, if you change the ownership of the Contract, except:
•	changes to a spouse, domestic partner or civil union partner who was not over the maximum allowable age for electing the GMAB on the Issue Date,
•	changes in ownership to or from certain trusts;
•	if a death benefit becomes payable in accordance with the provisions of the Contract, including a Contract continued after your death by a non-spouse Beneficiary or a Contract continued by a spouse, domestic partner or civil union partner who had reached the maximum allowable age for electing the GMAB on the Issue Date;
•	if the Contract terminates according to the terms of the Contract, except if your Contract Value declines to zero due to investment performance and/or the deduction of charges; or
•	when the benefit period ends.

12-Year Benefit.  If you wish to elect the GMAB with a 12-year benefit period, the benefit period will initially end upon your 12th Contract Anniversary. This GMAB offers a reset option, subject to the restrictions described below.

Election

You may elect a GMAB only at the time you apply for a Contract. The GMAB with a 12-year benefit period is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the age of 75.

GMAB Amount

While the GMAB is in force, it provides for a minimum Contract Value at the end of the benefit period, hereafter referred to as the “GMAB Amount.” If you have not elected to reset the GMAB Amount, it is equal to the total Purchase Payments received prior to the first Contract Anniversary reduced by adjustments for any withdrawals. If you elect to reset the GMAB Amount, the GMAB Amount will equal the Contract Value as of the reset date reduced by adjustments for any subsequent withdrawals. See “GMAB Amount Adjustment for Withdrawals” below for a description of how we adjust the GMAB Amount for withdrawals.

GMAB Amount Adjustment for Withdrawals

On the Business Day a withdrawal is effective, we will adjust your GMAB Amount. The adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable CDSC; divided by
•	Your Contract Value immediately prior to the withdrawal; with the result multiplied by
•	Your GMAB Amount immediately prior to the withdrawal.

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMAB Amount.

Benefit Period

The GMAB Amount is not available until the end of the benefit period. The benefit period ends on the Contract Anniversary twelve years after the later of the Issue Date or the most recent reset date. However if your Contract Anniversary falls on a non-Business Day, the benefit period will end on the next Business Day.

The Reset Option

Beginning on your second Contract Anniversary, and each subsequent Contract Anniversary while the GMAB is in effect, you may elect to reset your GMAB Amount which will start your twelve year benefit period over again. For example, if you reset as of your 2nd Contract Anniversary, your 12-year benefit period will end on your 14th Contract Anniversary.

If you want to reset your GMAB Amount on your upcoming Contract Anniversary, you must submit a Written Request in Good Order to our Service Center within the period beginning thirty (30) calendar days prior to your Contract Anniversary and ending at the Close of Business on the Business Day immediately preceding your Contract Anniversary.

We will determine if a reset is applicable by comparing your Contract Value to your GMAB Amount. If your Contract Value is less than or equal to the GMAB Amount, the reset will not take place and the existing GMAB Amount and benefit period will remain in place. If your Contract Value is greater than the GMAB Amount, we will reset the GMAB Amount to equal the Contract Value, as detailed below.

•	If your Contract Anniversary falls on a Business Day, we will use your Contract Value as of the Close of Business on that day to compare to your GMAB Amount and, if applicable, will reset the GMAB Amount on your Contract Anniversary.
•	If your Contract Anniversary falls on a non-Business Day, we will use your Contract Value as of the Business Day immediately preceding your Contract Anniversary to compare to your GMAB Amount and, if applicable, will reset the GMAB Amount on the Business Day immediately preceding your Contract Anniversary.

You cannot elect a reset that would extend your benefit period beyond your Annuity Date. The reset election is not available if the oldest Owner (or Annuitant if the Owner is a non-natural person) is age 79 or older. Purchase payments made after a reset will not change the GMAB Amount.

What Happens at the End of the Benefit Period?

At the end of the benefit period, we determine whether a credit is due (“GMAB Credit”). If a GMAB Credit is due, we credit your Contract Value at the end of the benefit period. The GMAB Credit will be applied proportionally to the Sub-Accounts you are invested in when we apply the GMAB Credit. Electing a GMAB does not guarantee that a GMAB Credit will be paid.

At the end of the benefit period, your election of the GMAB terminates with no benefits or charges accruing thereafter. For additional information see “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

How Do We Calculate the GMAB Credit?

The amount of your GMAB Credit, if any, depends on the timing of your Purchase Payments as detailed below.

1)	If you have not made any Purchase Payments after the first Contract Year and there has not been a reset, or you have not made any Purchase Payments after your most recent reset, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period.

If B is greater than A, you will not receive a GMAB Credit.

2)	If any Purchase Payments were made after the first Contract Year and there has not been a reset, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period multiplied by the following percentage:

i.	Purchase Payments made during the first Contract Year; divided by
ii.	Total Purchase Payments.

If B is greater than A, you will not receive a GMAB Credit.

3)	If any Purchase Payments were made after the most recent reset, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period multiplied by the following percentage:

i.	Your Contract Value as of the most recent reset; divided by
ii.	Your Contract Value as of the most recent reset plus any Purchase Payments made after the most recent reset.

If B is greater than A, you will not receive a GMAB Credit.

See “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

GMAB Charge

While the GMAB remains in effect, the GMAB charge will be deducted from the Contract Value quarterly in arrears. The first charge will be deducted three (3) months after the Rider Effective Date. The charge will be deducted from the Sub-Accounts in the ratio that your value in each Sub-Account bears to your Contract Value. The current GMAB charge is equal to a percentage of the GMAB Amount, as of the date the charge is deducted.

If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination, based on the ratio of (a) total calendar days elapsed in that quarter, and (b) total calendar days in that quarter. The GMAB charge will be discontinued upon termination of the GMAB.

We may change the GMAB charge at any time, including upon reset of the GMAB Amount, subject to the maximum GMAB charge. We will notify you in advance by Written Notice if we change the GMAB charge.

See “Fees and Expenses” for the current and maximum GMAB charges.

20-Year Benefit.  You may elect the GMAB with a 20-year benefit period. Under this option, your benefit period will end upon your 20th Contract Anniversary. This option does not offer a reset option.

Election

You may elect a GMAB only at the time you apply for a Contract. The GMAB with a 20-year benefit period is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is older than age 65.

GMAB Amount

While the GMAB is in force, it provides for a minimum Contract Value at the end of the benefit period, hereafter referred to as the “GMAB Amount.” It is equal to 165% of the total Purchase Payments received prior to the first Contract Anniversary, reduced by adjustments for any withdrawals. See “GMAB Amount Adjustment for Withdrawals” below for a description of how we adjust the GMAB Amount for withdrawals.

GMAB Amount Adjustment for Withdrawals

On the Business Day a withdrawal is effective, we will adjust your GMAB Amount. The adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable CDSC; divided by
•	Your Contract Value immediately prior to the withdrawal; with the result multiplied by
•	Your GMAB Amount immediately prior to the withdrawal.

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMAB Amount.

Benefit Period

The GMAB Amount is not available until the end of the benefit period. The benefit period ends on the Contract Anniversary twenty years after the Issue Date. However if your Contract Anniversary falls on a non-Business Day, the benefit period will end on the next Business Day.

What Happens at the End of the Benefit Period?

At the end of the benefit period, we determine whether a credit is due (“GMAB Credit”). If a GMAB Credit is due, we credit your Contract Value at the end of the benefit period. The GMAB Credit will be applied proportionally to the Sub-Accounts you are invested in when we apply the GMAB Credit. Electing a GMAB does not guarantee that a GMAB Credit will be paid.

At the end of the benefit period, your election of the GMAB terminates with no benefits or charges accruing thereafter. For additional information see “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

How Do We Calculate the GMAB Credit?

The amount of your GMAB Credit, if any, depends on the timing of your Purchase Payments as detailed below.

1)	If you have not made any Purchase Payments after the first Contract Year, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period.

If B is greater than A, you will not receive a GMAB Credit.

2)	If any Purchase Payments were made after the first Contract Year, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period multiplied by the following percentage:

i.	Your total Purchase Payments made in the first Contract Year multiplied by 165%; divided by
ii.	Your total Purchase Payments made in the first Contract Year multiplied by 165% plus any Purchase Payments made after the first Contract Year.

If B is greater than A, you will not receive a GMAB Credit. See “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

GMAB Charge

While the GMAB remains in effect, the GMAB charge will be deducted from the Contract Value quarterly in arrears. The first charge will be deducted three (3) months after the Rider Effective Date. The charge will be deducted from the Sub-Accounts in the ratio that your value in each Sub-Account bears to your Contract Value.

The current GMAB charge is equal to a percentage of the GMAB Charge Base. We calculate the GMAB Charge Base on the Business Day the charge is assessed. The GMAB Charge Base is the total Purchase Payments made during the first Contract Year adjusted by any withdrawals, including any applicable CDSC, made during the benefit period.

For purposes of determining the impact of a withdrawal on the GMAB Charge Base, we calculate the proportion of the withdrawal amount to the Contract Value immediately prior to the withdrawal and then reduce the GMAB charge by that proportion.

If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination, based on the ratio of (a) total calendar days elapsed in that quarter, and (b) total calendar days in that quarter. The GMAB charge will be discontinued upon termination of the GMAB.

We may change the GMAB charge at any time, subject to the maximum GMAB charge shown. We will notify you in advance by Written Notice if we change the GMAB charge.

See “Fees and Expenses” for the current and maximum GMAB charges.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (“Code”). For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities in General.   Annuity contracts are a means of both setting aside money for future needs–usually retirement–and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (“IRS”) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a Non-Qualified Contract if you purchase the contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (“IRA”), Roth IRA, tax sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

Code Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015 the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within 1 year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment.

Individual Retirement Annuities

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2015, IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

Code Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (“SEP”) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. For 2015, employer contributions cannot exceed the lesser of :

i)	$53,000; or
ii)	25% of compensation (a maximum of $265,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SIMPLE IRAs

Code Section 408(p) permits certain small employers to establish a Savings Incentive Match Plan for Employees (“SIMPLE”) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. For 2015, an employee’s annual elective salary reduction contributions are limited to the lesser of $12,500 or 100% of compensation, and an additional catch-up contribution is available for individuals age 50 and over, up to the lesser of $3,000 or total compensation less any other elective deferrals. Elective contributions made to a SIMPLE IRA are counted against the overall limit on elective deferrals by any individual (the lesser of $18,000 or 100% of compensation in 2015). The employer must make certain matching contributions or non-elective contributions to the employee’s account. SIMPLE IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs

Code Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2015, Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Distributions” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

Code Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

i.	$53,000; or
ii.	100% of compensation or earned income (a maximum of $265,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $18,000, with an additional catch-up contribution of up to $6,000 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. For 2015, the annual benefit under a defined benefit plan is limited to:

i.	100% of compensation for a participant’s highest three years; or
ii.	$210,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

Code Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as Corporate Pension and Profit-Sharing Plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals

The Code generally treats any withdrawal:

1)	allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and
2)	from an annuity contract entered into after August 13, 1982,

as first coming from earnings and then from your investment in the contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity payments occur as the result of the contract reaching its annuity start date. Non-annuitized life expectancy distributions made to a beneficiary, under a Nonqualified Beneficiary Annuity SWP program that we administer, are also treated as annuity payments. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for annuity payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. If, in any year, total payments received under a variable annuity option are less than the exclusion amount allocable to that year, Treasury Regulations allow you to choose to recalculate your exclusion amount in subsequent years, by filing a statement with your income tax return. We will continue to report distributions using the exclusion amount as originally calculated. For additional information, please consult with your tax advisor and see IRS Publication 939. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;
2)	paid to your beneficiary after you die;
3)	paid if you become totally disabled (as that term is defined in the Code);
4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;
5)	paid under an immediate annuity; or
6)	which come from investment in the contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that:

a)	if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and

b)	if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five (5) years after the date of such owner’s death.

These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. Non-annuitized life expectancy distributions made to a beneficiary, under a Nonqualified Beneficiary Annuity SWP program that we administer, will be treated as variable annuity payments for income tax purposes.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under Code Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% penalty is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the penalty tax are as follows:

a)	distributions made on or after you reach age 59 1⁄2;
b)	distributions made after your death;
c)	distributions made that are attributable to the employee being disabled as defined in the Code;
d)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);
e)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);
f)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;
g)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;
h)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);
i)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;
j)	certain qualified reservist distributions;
k)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and
l)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or five (5) years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:

i)	any addition to the account balance other than gains or losses,
ii)	any non-taxable transfer of a portion of the account balance to another retirement plan, or
iii)	a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Required Minimum Distributions for Qualified Contracts.  For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

a)	the calendar year in which you attain age 70 1⁄2 or
b)	the calendar year in which you retire.

The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. Any remaining interest must be distributed within 5 years or over your beneficiary’s life expectancy. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Partial Annuitization of Non-Qualified Contracts.  The ability to apply only a portion of your contract value to an annuity option is commonly referred to as “partial annuitization” or “partially annuitizing.” Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. You should consult a tax adviser before electing to partially annuitize your contract.

As part of the Small Business Jobs Act of 2010, Code Section 72 was amended to provide that if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, the portion of the contract that is annuitized will be treated as a separate contract and annuity payments received as a result of the partial annuitization will be treated as amounts received as an annuity instead of withdrawals, and given exclusion ratio treatment. The exclusion ratio is calculated by allocating the current investment in the contract between the amount applied to the annuity option and the remaining portion of the original contract.

If the annuity option you elect does not meet one of the two above-described criteria, we will report all payments from your contract, whether from the annuitized or the deferred portions of the contract value, to the IRS as a distribution with the taxable amount not determined beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows:

i)	if distributed under Death Benefit Payment Option 1 (lump sum) or Option 2 (payment within 5 years of the date of the Owner’s death), they will be treated in the same manner as a withdrawal from the contract; or
ii)	if distributed under Death Benefit Payment Option 3 or 4, they will be treated as annuity payments.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to:

a)	a series of substantially equal payments made at least annually for:
i)	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or
ii)	for a specified period of 10 years or more;
b)	distributions which are required minimum distributions; or
c)	hardship distributions from a 401(k) plan.

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the Code may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations issued in 2013, the taxable portion of any distribution from a nonqualified annuity contract – including withdrawals, and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (“U.S.”). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

1)	proof of residency (in accordance with IRS requirements), and
2)	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions & Domestic Partnerships.  Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner.  When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually, whether or not the trust is a grantor trust for income tax purposes. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Distribution

Pursuant to an underwriting agreement with the Company and the Separate Account, MML Investor Services, LLC (“MMLIS”), a subsidiary of the Company, serves as principal underwriter of the Contracts. The Contracts are sold by registered representatives of MMLIS.

MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). MMLIS receives compensation for its actions as principal underwriter of the Contracts.

Commissions Paid.  Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. The maximum commission payable for the Contract is 8.5% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Compensation in General.  The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available contracts whose issuers do not provide such compensation. You may want to take these compensation arrangements into account when evaluating any recommendation regarding this Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Assignment

In certain states, you cannot assign the Contract without our approval. We will refuse or accept any request to assign this Contract on a non-discriminatory basis. Please refer to your Contract.

We must receive written notice of the assignment, in Good Order, for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract.

If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.

Sending Forms and Written Requests in Good Order

From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in Good Order. Contact our Service Center to learn what information we require for your request to be in “Good Order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order.

Registered Representative Transaction Authority

You may authorize us to accept instructions from the registered representative assigned to your Contract in order to make transfers among investment choices and changes to allocations for future Purchase Payments. To authorize the registered representative assigned to your Contract to make premium allocations and transfers, you must send a completed Transactional Authorization Form to our Service Center. We may revoke transaction authorization privileges for certain Owners. Transaction Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing.

We are not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract owners, beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the Accumulation Phase of your Contract and while the Annuitant is living, we determine the number of shares you may vote by dividing your Contract Value in each fund, if any, by $100. Fractional shares are counted. During the Annuity Phase, you have no voting rights.

Payments We Make

We may be required to suspend or postpone payments for withdrawals or transfers from the Sub-Accounts for any period when:

•	the New York Stock Exchange is not open for trading (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or
•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

In addition, if, pursuant to the Securities and Exchange Commission’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by written notice of such amendments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate such arrangements.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

1)	the date of the last Annuity Payment if you have applied your entire Contract Value to an Annuity Option;
2)	the date payment is made of the entire Contract Value when there are no Annuity Payments remaining;
3)	the date of the last payment upon death to the last beneficiary; or
4)	the date your Contract is returned under the right to examine Contract provision.

In addition, in most states we reserve the right to terminate your Contract if no Purchase Payment has been made for at least two consecutive years measured from the date we received the last Purchase Payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your Contract:

•	your Contract Value less any premium tax deducted; and
•	the sum of all Purchase Payments made into your contract adjusted for any partial withdrawals.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and/or the SAI.

Computer System Failures and Cybersecurity

MassMutual and our business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and our business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failure, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of MassMutual’s and our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and our business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual’s or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage MassMutual’s reputation, expose MassMutual to litigation, increase regulatory scrutiny and require it to incur significant technical, legal and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceeding or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights of indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its (or their) contract(s) with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Table of Contents of the Statement of Additional Information

Services

Distribution

Fixed Annuity Payout Rates

Payment of Death Benefit

Experts

Financial Statements

To obtain a free copy of the Statement of Additional Information with more details concerning subjects discussed in this prospectus, return this request form to the address shown below or call our Service Center at (866) 645-2362.

To:	MassMutual

Service Center

P.O. Box 758511

Topeka, Kansas 66675-8550

Please send me the Statement of Additional Information for MassMutual Transitions SelectSM II.

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

CDSC Example

The values shown are based on the following assumptions:

•	B-Share class is purchased
•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	$10,000
3	2	January 15	$200,000

•	On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $150,000 is made.

To calculate the CDSC, we first determine the amount of the withdrawal subject to a CDSC as follows:

•	First, the earnings of $40,000 ($350,000 – $310,000 = $40,000) is withdrawn without any CDSC.
•	All of the Purchase Payments were made less than 7 years ago; therefore, all of the Purchase Payments are within the CDSC schedule.
•	Next, we calculate the Free Withdrawal Amount, which is 10% of the Purchase Payments still subject to a CDSC (10% x $310,000 = $31,000).
•	The withdrawal amount subject to a CDSC is $79,000 ($150,000 – $40,000 – $31,000).

Next, we calculate the amount of the CDSC as follows:

•	Payment #1, is reduced by the Free Withdrawal Amount ($100,000 – $31,000 = $69,000). As this Purchase Payment is in the 4th year, the CDSC is 6% or $4,140 ($69,000 x 6%).
•	The remaining withdrawal amount still subject to a CDSC is $10,000 ($79,000 – $69,000). This amount equals the amount of Purchase Payment #2, which is in the 3rd year. The CDSC on this amount is 7% or $700 ($10,000 x 7%).
•	The total CDSC is $4,840, which is the sum of the charges on each Purchase Payment ($4,140 + $700).

The total CDSC for this withdrawal is $4,840, which is deducted from the withdrawal amount of $150,000. The net amount ($144,860) is paid to the Owner, unless otherwise instructed.

Appendix B

Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples

Example 1: Setting of Initial Values

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000

Example 2: Reset Option

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	There is no subsequent Purchase Payment or withdrawal while the GMAB is in effect
•	The reset option is exercised on your Contract Anniversaries 2 through 6 (beginning of Contract Years 3 through 7)

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
2			$105,000	$100,000
3			$110,250	$110,250
4			$115,763	$115,763
5			$121,551	$121,551
6			$127,628	$127,628
7			$134,010	$134,010
8			$140,710	$134,010
9			$147,746	$134,010
10			$155,133	$134,010
11			$162,889	$134,010
12			$171,034	$134,010
13			$179,586	$134,010
14			$188,565	$134,010
15			$197,993	$134,010
16			$207,893	$134,010
17			$218,287	$134,010
18			$229,202	$134,010
19			$240,662	$134,010
20			$252,695	$0

•	On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.
•	Beginning on the second Contract Anniversary, the Owner requests to reset the GMAB Amount. The Owner requests this reset for Contract Anniversaries 3 through 6.
•	At the end of the benefit period (which is 12 years from the most recent reset), the Contract Value is greater than the GMAB Amount. No GMAB Credit will be applied, and the GMAB terminates.

Example 3: Impact of a Withdrawal

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A withdrawal of $10,000 is made at the beginning of Contract Year 3
•	No reset is elected, and no subsequent Purchase Payment is made while the GMAB is in effect

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
2			$105,000	$100,000
3 (immediately prior to withdrawal)			$110,250	$100,000
3 (immediately after withdrawal)		$10,000	$100,250	$90,930
4			$105,263	$90,930
5			$110,526	$90,930
6			$116,052	$90,930
7			$121,855	$90,930
8			$127,947	$90,930
9			$134,345	$90,930
10			$141,062	$90,930
11			$148,115	$90,930
12			$155,521	$90,930
13			$163,297	$0

•	On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.
•	A withdrawal of $10,000 (including any CDSC) is made at the beginning of Contract Year 3.
•	Immediately prior to the withdrawal is made, the Contract Value is $110,250, and the GMAB Amount is $100,000.
•	Immediately after the withdrawal is made, the Contract Value becomes $100,250 ($110,250-$10,000), and the GMAB Amount is reduced by the same percentage that the Contract Value is reduced:

GMAB Amount immediately after the withdrawal = GMAB Amount immediately prior to the withdrawal – (Withdrawal Amount / Contract Value immediately prior to the withdrawal) * GMAB Amount immediately prior to the withdrawal

= $100,000 - ($10,000 / $110,250) * $100,000

= $100,000 - $9,070

= $90,930

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.

•	At the end of the benefit period (which is 12 years from the Issue Date since there is no reset), the Contract Value is greater than the GMAB Amount. No GMAB credit will be applied, and the GMAB terminates.

Example 4: Calculation of GMAB Credit

There are four examples below, which cover four distinct situations and demonstrate how GMAB Credit would be calculated under each situation. In all four examples, the following assumptions are made:

•	Initial Purchase Payment of $100,000 is made. On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.
•	A subsequent Purchase Payment of $20,000 is made in the middle of Contract Year 1. This amount will be added to the GMAB Amount since it is made during the first Contract Year. The GMAB Amount is now $120,000 (=$100,000 + $20,000).

(1) No Subsequent Purchase Payment after the First Contract Year and No Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	$20,000		$125,000	$120,000
13 (before GMAB Credit is applied)			$105,000	$120,000
13 (after GMAB Credit is applied)			$120,000	$0

•	There are no subsequent Purchase Payments made after the first Contract Year, and there is no reset while the GMAB is in effect.
•	At the end of the 12-year benefit period (beginning of Contract Year 13), we will determine the GMAB Credit. Since there are no subsequent Purchase Payments after the first Contract Year and there has been no reset, the GMAB Credit is calculated as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($120,000 in this example)
¡	B is the Contract Value at the end of the benefit period ($105,000 in this example)

So the GMAB Credit is $120,000 - $105,000 = $15,000.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $120,000 (=$105,000 + $15,000). The GMAB now terminates.

(2) No Subsequent Purchase Payment after the Most Recent Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	$20,000		$125,000	$120,000
3	$30,000		$150,000	$120,000
4			$160,000	$160,000
16 (before GMAB Credit is applied)			$110,000	$160,000
16 (after GMAB Credit is applied)			$160,000	$0

•	A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.
•	A reset is elected on the 3rd Contract Anniversary (beginning of Contract Year 4). The GMAB Amount is set equal to the Contract Value on that date which is $160,000.
•	At the end of the 12-year benefit period (beginning of Contract Year 16, which is 12 years from the most recent reset date), we will determine the GMAB Credit. Since there has been no subsequent Purchase Payment after the most recent reset, the GMAB Credit is calculated as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($160,000 in this example)
¡	B is the Contract Value at the end of the benefit period ($110,000 in this example)

So the GMAB Credit is $160,000 - $110,000 = $50,000.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $160,000 (=$110,000 + $50,000). The GMAB now terminates

(3) Subsequent Purchase Payment Made after the First Contract Year and No Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	$20,000		$125,000	$120,000
3	$30,000		$150,000	$120,000
13 (before GMAB Credit is applied)			$110,000	$120,000
13 (after GMAB Credit is applied)			$142,000	$0

•	A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.
•	There is no additional subsequent Purchase Payment made after beginning of Contract Year 3, and there is no reset while the GMAB is in effect.
•

At the end of the 12-year benefit period (beginning of Contract Year 13), we will determine the GMAB Credit. Since a subsequent purchase payment is made after the first Contract Year and there has been no reset, we need to first determine the percentage of total Purchase Payments made during the first Contract Year, which is 80% (=$120,000 / $150,000). We then calculate the GMAB Credit as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($120,000 in this example)
¡	B is the Contract Value at the end of the benefit period multiplied by the percentage calculated above ($110,000 * 80% = $88,000, in this example)

So the GMAB Credit is = $120,000 - $88,000 = $32,000.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $142,000 (=$110,000 + $32,000). The GMAB now terminates.

(4) Subsequent Purchase Payment Made after the Most Recent Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	$20,000		$125,000	$120,000
3	$30,000		$150,000	$120,000
4 (reset)			$155,000	$155,000
5 (reset)			$160,000	$160,000
6	$10,000		$180,000	$160,000
17 (before GMAB Credit is applied)			$120,000	$160,000
17 (after GMAB Credit is applied)			$167,059	$0

•	A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.
•	On the 3rd Contract Anniversary (beginning of Contract Year 4), the Owner requests a reset. The GMAB Amount is reset to the then current Contract Value of $155,000.
•	On the 4th Contract Anniversary (beginning of Contract Year 5), the Owner requests another reset. The GMAB Amount is reset to the then current Contract Value of $160,000.
•	Another subsequent Purchase Payment of $10,000 is made at the beginning of Contract Year 6. This amount will not affect the GMAB Amount since it is made after a reset. The GMAB Amount remains at $160,000.
•	At the end of the 12-year benefit period (beginning of Contract Year 17 which is 12 years from the most recent reset date), we will determine the GMAB Credit. Since a subsequent Purchase Payment is made after the most recent reset, we need to first determine a percentage as (1) Contract Value as of the most recent reset, divided by (2) Contract Value as of the most recent reset plus any subsequent Purchase Payments. This percentage is 94.1176% (= $160,000 / ($160,000 + $10,000)). We then calculate the GMAB Credit as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($160,000 in this example)
¡	B is the Contract Value at the end of the benefit period multiplied by the percentage calculated above ($120,000 * 94.1176% = $112,941, in this example)

So the GMAB Credit is = $160,000-$112,941 = $47,059.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $167,059 (=$120,000 + $47,059). The GMAB now terminates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1295 State Street

Springfield, Massachusetts 01111-0111

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

MASSMUTUAL TRANSITIONS SELECTSM II VARIABLE ANNUITY

An individual flexible premium deferred variable annuity

September 15, 2015

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated September 15, 2015 for the individual flexible premium deferred variable annuity contracts (“Contracts”) that are referred to herein.

For a copy of the prospectus call (866) 645-2362 or write to: MassMutual Service Center, P.O. Box 758511, Topeka, Kansas 66675-8550.

Services	2

Distribution	2

Fixed Annuity Payout Rates	2

Payment of Death Benefit	3

Experts	3

Financial Statements	final pages

Transitions SelectSM II

Statement of Additional Information

1

SERVICES

MassMutual has entered into an administrative services agreement with se2, inc. (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 will provide the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Owners.

DISTRIBUTION

Pursuant to an underwriting and servicing agreement with MassMutual and the separate account, MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).

As of the date of this Statement of Additional Information, the Contract has not yet been offered for sale. Therefore, no compensation has been paid and reported at this time.

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. As of the date of this Statement of Additional Information, the Contract has not yet been offered for sale. Therefore, no commissions has been paid and reported at this time.

The offering is on a continuous basis.

FIXED ANNUITY PAYOUT RATES

The assumptions for determining the Fixed Annuity Payout Rates are:

1.  The 2012 Individual Annuity Mortality (IAM) mortality table, projected to the year 2052 with 100% of Projection Scale G2 for both males and females, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 30%/70% male/female weighting.

2.  Age will be determined based on each Annuitant’s birthday nearest the applicable Annuity Date with a five-year age setback applied in all instances. For example, age 65 is considered the period of time between age 64 years, 6 months and one day and age 65 years and 6 months. Once the age has been determined, the setback would then be applied (e.g. age 65 will be considered age 60).

3.  An effective annual interest rate of 0.10%.

If the single premium immediate annuity rates we offer to the same class of Annuitants and designate for this purpose on the Annuity Date are higher than the Fixed Annuity Payout Rates for this Contract, the higher rates will be used.

Transitions SelectSM II

Statement of Additional Information

2

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless you provide otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive your death and/or the Annuitant’s death, as applicable; or

2)  if there is no primary beneficiary who survives your death and/or any Annuitant’s death, as applicable, to the contingent beneficiary(ies) who survive the owner’s and/or the Annuitant’s death, as applicable; or

3)  if there is no primary or contingent beneficiary who survives your death, and/or any Annuitant’s death, as applicable, to you or your estate.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the Owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2014 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2014 and 2013, and for the three-year period ended December 31, 2014, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 20, 2015 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Transitions SelectSM II

Statement of Additional Information

3

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2014, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2014, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 3, 2015

LA2054	F-1

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)

ASSETS
Investments
Number of shares	8,159,637	2,618,985	271,583	509,239	448,477	405,746	346,487	249,013	1,124,504

Identified cost	$199,777,554	$66,887,478	$4,452,527	$10,046,851	$8,574,673	$10,749,223	$5,588,683	$4,457,688	$13,393,305

Value	$304,844,033	$96,116,750	$6,303,438	$11,768,512	$15,149,550	$13,308,479	$6,843,124	$4,763,620	$12,221,444
Dividends receivable	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	699

Total assets	304,844,033	96,116,750	6,303,438	11,768,512	15,149,550	13,308,479	6,843,124	4,763,620	12,222,143

LIABILITIES
Annuitant mortality fluctuation reserve	5,985	-	-	-	-	-	36	-	-
Payable to Massachusetts Mutual Life Insurance Company	2,416,141	1,032,597	23,715	63,263	60,557	81,146	14,339	8,942	-

Total liabilities	2,422,126	1,032,597	23,715	63,263	60,557	81,146	14,375	8,942	-

NET ASSETS	$302,421,907	$95,084,153	$6,279,723	$11,705,249	$15,088,993	$13,227,333	$6,828,749	$4,754,678	$12,222,143

Net Assets:
Accumulation units - value	$297,990,472	$95,084,153	$6,172,612	$11,705,249	$14,616,189	$13,227,333	$6,749,703	$4,754,678	$12,222,143
Contracts in payout (annuitization) period	4,431,435	-	107,111	-	472,804	-	79,046	-	-

Net assets	$302,421,907	$95,084,153	$6,279,723	$11,705,249	$15,088,993	$13,227,333	$6,828,749	$4,754,678	$12,222,143

Outstanding units
Contract owners	12,456,429	4,144,327	664,091	1,363,565	608,001	567,222	568,369	255,519	1,013,940

UNIT VALUE
Panorama Premier	$32.30	$-	$10.46	$-	$24.31	$-	$4.56	$-	$-
Panorama Passage®
Tier 1	24.29	-	10.32	-	23.99	-	4.50	-	-
Tier 2	23.85	-	10.13	-	23.55	-	4.42	-	-
Tier 3	25.24	-	10.70	-	24.89	-	4.67	-	-
Tier 4	24.48	-	10.38	-	24.14	-	4.53	-	-
MassMutual Artistry	21.64	-	9.39	-	21.65	-	4.44	-	-
MassMutual Transitions®
Custom Plan	27.08	-	9.91	-	26.43	-	17.17	-	-
Package Plan I	27.08	-	9.91	-	26.43	-	17.17	-	-
Package Plan II	25.91	-	9.49	-	25.29	-	16.43	-	-
Package Plan III	25.11	-	9.19	-	24.51	-	15.92	-	-
MassMutual EvolutionSM
Tier 1	21.81	-	8.05	-	22.09	-	16.07	-	12.04
Tier 2	20.89	-	7.71	-	21.15	-	15.39	-	11.94
Tier 3	20.33	-	7.51	-	20.59	-	14.97	-	11.87
Tier 4	20.86	-	7.70	-	21.12	-	15.36	-	11.94
Tier 5	19.97	-	7.37	-	20.22	-	14.71	-	11.84
Tier 6	19.44	-	7.18	-	19.68	-	14.32	-	11.77
Tier 7	20.72	-	7.65	-	20.98	-	15.26	-	11.91
Tier 8	19.81	-	7.31	-	20.06	-	14.59	-	11.81
Tier 9	-	20.14	-	7.45	-	20.40	-	14.83	11.86
Tier 10	-	21.20	-	7.84	-	21.48	-	15.61	11.99
Tier 11	-	19.25	-	7.12	-	19.50	-	14.18	11.76
Tier 12	-	20.68	-	7.65	-	20.94	-	15.22	11.89
Tier 13	-	18.85	-	6.97	-	19.10	-	13.88	11.65
Tier 14	-	19.72	-	7.29	-	19.97	-	14.52	11.75
MassMutual RetireEase SelectSM
Tier 1	14.55	-	6.41	-	18.31	-	14.10	-	-
Tier 2	15.11	-	6.66	-	19.02	-	14.64	-	-
MassMutual Transitions SelectSM
Tier 1	24.28	-	9.20	-	25.42	-	20.96	-	12.15
Tier 2	-	23.90	-	9.07	-	25.03	-	20.62	12.15
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

ASSETS
Investments
Number of shares	3,314,151	5,334,157	12,791,391	38,605,199	2,878,875	1,657,369	2,975,896	1,876,934	9,977,592

Identified cost	$31,444,281	$55,420,043	$127,968,852	$390,472,374	$53,523,444	$33,056,066	$35,274,625	$27,000,050	$108,087,742

Value	$39,305,825	$62,729,681	$143,647,319	$430,834,027	$70,575,304	$40,567,521	$50,858,058	$31,626,332	$109,154,856
Dividends receivable	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	146,541	-	-	-	101,254	-

Total assets	39,305,825	62,729,681	143,647,319	430,980,568	70,575,304	40,567,521	50,858,058	31,727,586	109,154,856

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	1,555	-	1,520	-	-
Payable to Massachusetts Mutual Life Insurance Company	76,672	11,089	3,738	-	165,086	234,616	212,722	-	3,054

Total liabilities	76,672	11,089	3,738	-	166,641	234,616	214,242	-	3,054

NET ASSETS	$39,229,153	$62,718,592	$143,643,581	$430,980,568	$70,408,663	$40,332,905	$50,643,816	$31,727,586	$109,151,802

Net Assets:
Accumulation units - value	$39,229,153	$62,718,592	$143,643,581	$430,980,568	$69,219,026	$40,332,905	$49,977,921	$31,727,586	$109,151,802
Contracts in payout (annuitization) period	-	-	-	-	1,189,637	-	665,895	-	-

Net assets	$39,229,153	$62,718,592	$143,643,581	$430,980,568	$70,408,663	$40,332,905	$50,643,816	$31,727,586	$109,151,802

Outstanding units
Contract owners	2,616,835	4,248,478	10,331,887	31,760,705	3,701,898	2,181,573	2,181,084	1,472,126	7,885,223

UNIT VALUE
Panorama Premier	$14.87	$-	$13.76	$-	$16.62	$-	$25.65	$-	$13.68
Panorama Passage®
Tier 1	14.78	-	13.68	-	17.66	-	25.38	-	13.60
Tier 2	14.62	-	13.52	-	17.33	-	24.91	-	13.45
Tier 3	15.04	-	13.91	-	18.34	-	26.13	-	13.83
Tier 4	14.77	-	13.67	-	17.80	-	25.35	-	13.59
MassMutual Artistry	15.10	-	13.97	-	18.12	-	26.31	-	13.89
MassMutual Transitions®
Custom Plan	15.35	-	14.20	-	21.21	-	23.80	-	14.11
Package Plan I	15.35	-	14.20	-	21.21	-	23.80	-	14.11
Package Plan II	14.98	-	13.86	-	20.29	-	22.77	-	13.78
Package Plan III	14.72	-	13.62	-	19.67	-	22.06	-	13.54
MassMutual EvolutionSM
Tier 1	14.72	-	13.62	-	18.14	-	20.26	-	13.54
Tier 2	14.32	-	13.25	-	17.38	-	19.40	-	13.17
Tier 3	14.07	-	13.02	-	16.91	-	18.88	-	12.94
Tier 4	14.32	-	13.25	-	17.35	-	19.37	-	13.17
Tier 5	13.92	-	12.88	-	16.61	-	18.55	-	12.81
Tier 6	13.68	-	12.66	-	16.17	-	18.05	-	12.59
Tier 7	14.22	-	13.15	-	17.23	-	19.24	-	13.08
Tier 8	13.83	-	12.79	-	16.47	-	18.40	-	12.72
Tier 9	-	13.82	-	12.80	-	16.75	-	18.70	-
Tier 10	-	14.30	-	13.25	-	17.64	-	19.69	-
Tier 11	-	13.44	-	12.45	-	16.01	-	17.88	-
Tier 12	-	13.95	-	12.92	-	17.20	-	19.20	-
Tier 13	-	13.16	-	12.19	-	15.68	-	17.51	-
Tier 14	-	13.53	-	12.53	-	16.40	-	18.31	-
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	14.53	-	15.92	-	-
Tier 2	-	-	-	-	15.10	-	16.54	-	-
MassMutual Transitions SelectSM
Tier 1	15.13	-	14.00	-	19.76	-	23.22	-	13.92
Tier 2	-	14.89	-	13.80	-	19.45	-	22.85	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)

ASSETS
Investments
Number of shares	31,529,674	54,280,632	944,167	1,916,333	16,310,414	4,638,425	2,487,106	1,298,384	410,504	17,962,376

Identified cost	$338,568,191	$551,805,015	$19,600,313	$43,471,068	$155,927,868	$48,157,801	$39,429,968	$26,713,403	$6,067,704	$162,745,764

Value	$342,096,958	$690,449,644	$28,587,285	$57,511,987	$227,204,072	$64,149,423	$63,446,076	$32,433,626	$6,514,704	$183,395,865
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	9,936	135,747	-	-	-	-	-	-	-	11,905,266

Total assets	342,106,894	690,585,391	28,587,285	57,511,987	227,204,072	64,149,423	63,446,076	32,433,626	6,514,704	195,301,131

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	531	-	2,545	-	-	-	-	1,821
Payable to Massachusetts Mutual Life Insurance Company	-	-	161,911	826,264	705,426	390,318	52,052	356,022	314	-

Total liabilities	-	-	162,442	826,264	707,971	390,318	52,052	356,022	314	1,821

NET ASSETS	$342,106,894	$690,585,391	$28,424,843	$56,685,723	$226,496,101	$63,759,105	$63,394,024	$32,077,604	$6,514,390	$195,299,310

Net Assets:
Accumulation units - value	$342,106,894	$690,316,907	$28,038,720	$56,685,723	$224,111,333	$63,759,105	$61,764,254	$32,077,604	$6,514,390	$193,302,385
Contracts in payout (annuitization) period	-	268,484	386,123	-	2,384,768	-	1,629,770	-	-	1,996,925

Net assets	$342,106,894	$690,585,391	$28,424,843	$56,685,723	$226,496,101	$63,759,105	$63,394,024	$32,077,604	$6,514,390	$195,299,310

Outstanding units
Contract owners	25,495,514	49,390,998	1,634,838	3,187,318	11,854,386	3,466,040	3,771,208	1,676,974	421,316	13,092,793

UNIT VALUE
Panorama Premier	$-	$-	$13.78	$-	$22.99	$-	$15.34	$-	$15.45	$13.87
Panorama Passage®
Tier 1	-	-	15.36	-	22.75	-	15.99	-	15.41	14.04
Tier 2	-	-	15.07	-	22.33	-	15.70	-	15.35	13.78
Tier 3	-	-	15.96	-	23.42	-	16.61	-	15.52	14.58
Tier 4	-	-	15.48	-	22.72	-	16.12	-	15.41	14.15
MassMutual Artistry	-	17.85	16.26	-	23.59	-	14.41	-	15.54	12.96
MassMutual Transitions®
Custom Plan	-	-	20.22	-	20.71	-	20.85	-	15.64	16.03
Package Plan I	-	-	20.22	-	20.71	-	20.85	-	15.64	16.03
Package Plan II	-	-	19.35	-	19.82	-	19.95	-	15.49	15.34
Package Plan III	-	-	18.75	-	19.20	-	19.33	-	15.39	14.87
MassMutual EvolutionSM
Tier 1	-	13.87	17.26	-	17.71	-	17.99	-	15.39	13.98
Tier 2	-	13.52	16.53	-	16.96	-	17.23	-	15.22	13.39
Tier 3	-	13.31	16.09	-	16.51	-	16.77	-	15.12	13.03
Tier 4	-	13.52	16.50	-	16.93	-	17.20	-	15.22	13.37
Tier 5	-	13.18	15.80	-	16.22	-	16.47	-	15.06	12.80
Tier 6	-	12.98	15.38	-	15.78	-	16.03	-	14.96	12.46
Tier 7	-	13.44	16.39	-	16.82	-	17.09	-	15.18	13.28
Tier 8	-	13.10	15.67	-	16.08	-	16.34	-	15.02	12.70
Tier 9	12.69	13.27	-	15.93	-	16.35	-	16.61	15.10	-
Tier 10	13.14	13.69	-	16.78	-	17.22	-	17.49	15.31	-
Tier 11	12.35	12.94	-	15.23	-	15.63	-	15.88	14.94	-
Tier 12	12.81	13.35	-	16.36	-	16.79	-	17.05	15.14	-
Tier 13	12.09	12.67	-	14.92	-	15.31	-	15.55	14.76	-
Tier 14	12.43	12.99	-	15.60	-	16.01	-	16.27	14.92	-
MassMutual RetireEase SelectSM
Tier 1	-	-	11.84	-	12.46	-	13.58	-	-	8.61
Tier 2	-	-	12.30	-	12.95	-	14.10	-	-	8.94
MassMutual Transitions SelectSM
Tier 1	-	14.22	18.76	-	19.28	-	20.11	-	15.55	15.43
Tier 2	13.68	14.22	-	18.47	-	18.98	-	19.80	15.55	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	15.82	-	-	-
Tier 2	-	-	-	-	-	-	15.96	-	-	-
Tier 3	-	-	-	-	-	-	16.31	-	-	-
Tier 4	-	-	-	-	-	-	16.31	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account
	(Service Class)			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)

ASSETS
Investments
Number of shares	1,050,180	143,933	316,509	518,163	716,560	261,037	7,521,004	6,559,404	1,443,182	54,899,565

Identified cost	$10,344,825	$1,985,666	$4,793,953	$4,565,490	$7,492,908	$2,505,525	$84,016,500	$60,435,963	$12,968,769	$517,807,944

Value	$10,669,832	$2,130,211	$5,086,304	$6,534,037	$8,971,331	$3,343,890	$110,333,129	$87,108,879	$19,064,428	$619,267,087
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	422,710	-	-	12,887	246,063	-	-	-	-	-

Total assets	11,092,542	2,130,211	5,086,304	6,546,924	9,217,394	3,343,890	110,333,129	87,108,879	19,064,428	619,267,087

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	5,839	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	207	211	-	-	1,866	862,489	237,825	131,358	110,106

Total liabilities	-	207	211	-	-	1,866	862,489	243,664	131,358	110,106

NET ASSETS	$11,092,542	$2,130,004	$5,086,093	$6,546,924	$9,217,394	$3,342,024	$109,470,640	$86,865,215	$18,933,070	$619,156,981

Net Assets:
Accumulation units - value	$11,092,542	$2,121,024	$5,086,093	$6,391,960	$9,217,394	$3,342,024	$109,470,640	$86,551,394	$18,933,070	$619,156,981
Contracts in payout (annuitization) period	-	8,980	-	154,964	-	-	-	313,821	-	-

Net assets	$11,092,542	$2,130,004	$5,086,093	$6,546,924	$9,217,394	$3,342,024	$109,470,640	$86,865,215	$18,933,070	$619,156,981

Outstanding units
Contract owners	758,704	154,689	353,394	437,602	617,706	288,783	6,902,832	4,400,717	1,176,690	42,425,478

UNIT VALUE
Panorama Premier	$-	$13.73	$14.40	$-	$-	$12.18	$-	$20.28	$-	$14.49
Panorama Passage®
Tier 1	-	13.69	14.36	-	-	11.85	-	20.07	-	14.40
Tier 2	-	13.64	14.30	-	-	11.63	-	19.70	-	14.24
Tier 3	-	13.79	14.46	-	-	12.31	-	20.66	-	14.65
Tier 4	-	13.69	14.36	-	-	11.94	-	20.05	-	14.39
MassMutual Artistry	-	13.81	14.48	-	-	8.64	22.46	20.81	-	14.71
MassMutual Transitions®
Custom Plan	-	13.89	14.57	14.79	-	-	-	21.37	-	14.95
Package Plan I	-	13.89	14.57	14.79	-	-	-	21.37	-	14.95
Package Plan II	-	13.76	14.43	14.16	-	-	-	20.52	-	14.59
Package Plan III	-	13.67	14.34	13.72	-	-	-	19.93	-	14.34
MassMutual EvolutionSM
Tier 1	-	13.67	14.34	13.62	-	-	15.65	15.22	-	14.34
Tier 2	-	13.53	14.19	13.04	-	-	15.26	14.58	-	13.94
Tier 3	-	13.44	14.09	12.69	-	-	15.02	14.19	-	13.70
Tier 4	-	13.53	14.19	13.02	-	-	15.26	14.55	-	13.94
Tier 5	-	13.38	14.04	12.47	-	-	14.88	13.94	-	13.56
Tier 6	-	13.30	13.94	12.14	-	-	14.65	13.56	-	13.33
Tier 7	-	13.49	14.15	12.93	-	-	15.17	14.46	-	13.85
Tier 8	-	13.35	14.00	12.37	-	-	14.79	13.82	-	13.47
Tier 9	12.92	13.42	14.07	-	12.62	-	14.98	-	14.05	-
Tier 10	13.61	13.60	14.26	-	13.29	-	15.46	-	14.80	-
Tier 11	12.36	13.28	13.92	-	12.07	-	14.60	-	13.43	-
Tier 12	13.27	13.46	14.11	-	12.96	-	15.07	-	14.43	-
Tier 13	12.10	13.12	13.76	-	11.82	-	14.30	-	13.16	-
Tier 14	12.66	13.26	13.91	-	12.36	-	14.67	-	13.76	-
MassMutual RetireEase SelectSM
Tier 1	-	-	-	11.04	-	-	-	12.06	-	-
Tier 2	-	-	-	11.46	-	-	-	12.53	-	-
MassMutual Transitions SelectSM
Tier 1	-	13.82	14.49	16.19	-	-	16.05	16.99	-	14.74
Tier 2	15.21	13.82	14.49	-	16.00	-	16.05	-	16.72	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)

ASSETS
Investments
Number of shares	92,256,222	2,159,198	2,322,359	1,313,796	20,843,594	5,082,736	4,633,122	20,605	1,331,699	197,462	14,522,596

Identified cost	$793,769,559	$23,377,164	$21,543,976	$12,645,527	$227,059,771	$57,127,595	$44,603,029	$198,210	$13,912,858	$2,511,788	$185,036,129

Value	$1,035,114,808	$21,484,017	$28,890,145	$16,212,242	$212,187,790	$51,538,943	$48,555,122	$191,008	$18,723,692	$2,742,747	$186,159,511
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	4,396,934	444,393	1,449,037	-	-	-	376,444

Total assets	1,035,114,808	21,484,017	28,890,145	16,212,242	216,584,724	51,983,336	50,004,159	191,008	18,723,692	2,742,747	186,535,955

LIABILITIES
Annuitant mortality fluctuation reserve	-	114	125	-	3,434	-	-	-	123	-	4,729
Payable to Massachusetts Mutual Life Insurance Company	218,387	5,679	46,742	82,275	-	-	-	31	17,818	16,703	-

Total liabilities	218,387	5,793	46,867	82,275	3,434	-	-	31	17,941	16,703	4,729

NET ASSETS	$1,034,896,421	$21,478,224	$28,843,278	$16,129,967	$216,581,290	$51,983,336	$50,004,159	$190,977	$18,705,751	$2,726,044	$186,531,226

Net Assets:
Accumulation units - value	$1,034,896,421	$21,473,617	$28,449,643	$16,129,967	$213,772,205	$51,983,336	$50,004,159	$190,977	$18,657,406	$2,726,044	$184,022,914
Contracts in payout (annuitization) period	-	4,607	393,635	-	2,809,085	-	-	-	48,345	-	2,508,312

Net assets	$1,034,896,421	$21,478,224	$28,843,278	$16,129,967	$216,581,290	$51,983,336	$50,004,159	$190,977	$18,705,751	$2,726,044	$186,531,226

Outstanding units
Contract owners	71,855,229	1,560,077	1,653,002	1,011,346	16,795,402	4,155,232	4,135,338	20,896	1,128,291	160,324	12,348,052

UNIT VALUE
Panorama Premier	$-	$13.75	$19.04	$-	$13.53	$-	$-	$-	$12.88	$-	$-
Panorama Passage®
Tier 1	-	13.69	14.73	-	13.38	-	-	-	13.06	-	18.76
Tier 2	-	13.59	14.46	-	13.14	-	-	-	12.81	-	18.41
Tier 3	-	13.85	15.31	-	13.78	-	-	-	13.56	-	19.49
Tier 4	-	13.69	14.85	-	13.37	-	-	-	13.16	-	18.91
MassMutual Artistry	-	13.89	13.74	-	13.88	-	16.13	9.15	10.48	-	18.67
MassMutual Transitions®
Custom Plan	-	14.04	18.19	-	14.25	-	-	9.16	17.94	-	16.99
Package Plan I	-	14.04	18.19	-	14.25	-	-	9.16	17.94	-	16.99
Package Plan II	-	13.82	17.41	-	13.68	-	-	9.14	17.16	-	16.26
Package Plan III	-	13.66	16.87	-	13.29	-	-	9.13	16.63	-	15.75
MassMutual EvolutionSM
Tier 1	-	13.66	15.27	-	12.46	-	11.90	9.13	15.75	-	14.15
Tier 2	-	13.40	14.62	-	11.93	-	11.60	9.10	15.08	-	13.55
Tier 3	-	13.25	14.23	-	11.61	-	11.42	9.09	14.67	-	13.19
Tier 4	-	13.40	14.60	-	11.91	-	11.60	9.10	15.05	-	13.53
Tier 5	-	13.16	13.98	-	11.41	-	11.31	9.08	14.42	-	12.95
Tier 6	-	13.00	13.61	-	11.10	-	11.13	9.06	14.03	-	12.61
Tier 7	-	13.34	14.50	-	11.83	-	11.53	9.10	14.95	-	13.44
Tier 8	-	13.09	13.87	-	11.31	-	11.24	9.07	14.30	-	12.85
Tier 9	13.47	13.22	-	14.10	-	11.49	11.38	9.08	-	14.52	-
Tier 10	13.95	13.53	-	14.85	-	12.10	11.75	9.11	-	15.29	-
Tier 11	13.10	12.97	-	13.48	-	10.98	11.10	9.06	-	13.88	-
Tier 12	13.60	13.28	-	14.48	-	11.80	11.45	9.09	-	14.91	-
Tier 13	12.83	12.70	-	13.20	-	10.76	10.87	9.03	-	13.59	-
Tier 14	13.19	12.94	-	13.81	-	11.25	11.15	9.06	-	14.22	-
MassMutual RetireEase SelectSM
Tier 1	-	-	11.00	-	12.14	-	-	-	13.96	-	13.29
Tier 2	-	-	11.43	-	12.61	-	-	-	14.50	-	13.80
MassMutual Transitions SelectSM
Tier 1	-	13.91	16.87	-	13.00	-	12.20	9.15	19.10	-	14.81
Tier 2	14.52	13.91	-	16.61	-	12.79	12.20	9.15	-	18.79	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

ASSETS
Investments
Number of shares	16,400,515	10,818,605	2,248,830	5,308,649	3,574,604	16,178,019	2,366,986	34,750,788	152,432,999	83,507,046

Identified cost	$210,725,088	$126,847,455	$27,289,520	$61,773,517	$48,156,973	$164,054,579	$27,067,579	$340,421,984	$1,543,963,693	$83,423,801

Value	$209,868,864	$152,676,951	$31,533,988	$87,114,933	$57,622,619	$212,255,608	$30,747,146	$411,101,820	$1,789,563,407	$83,421,032
Dividends receivable	-	-	-	-	-	-	-	-	-	2
Receivable from Massachusetts Mutual Life Insurance Company	1,345,780	2,570,960	277,828	-	-	-	-	-	1,234,163	36,624

Total assets	211,214,644	155,247,911	31,811,816	87,114,933	57,622,619	212,255,608	30,747,146	411,101,820	1,790,797,570	83,457,658

LIABILITIES
Annuitant mortality fluctuation reserve	-	1,543	-	239	-	2,874	-	-	-	3,459
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	658,482	1,181,195	5,701,487	733,510	276,293	-	-

Total liabilities	-	1,543	-	658,721	1,181,195	5,704,361	733,510	276,293	-	3,459

NET ASSETS	$211,214,644	$155,246,368	$31,811,816	$86,456,212	$56,441,424	$206,551,247	$30,013,636	$410,825,527	$1,790,797,570	$83,454,199

Net Assets:
Accumulation units - value	$211,214,644	$153,546,232	$31,811,816	$85,635,169	$56,441,424	$204,483,121	$30,013,636	$410,825,527	$1,790,797,570	$82,247,140
Contracts in payout (annuitization) period	-	1,700,136	-	821,043	-	2,068,126	-	-	-	1,207,059

Net assets	$211,214,644	$155,246,368	$31,811,816	$86,456,212	$56,441,424	$206,551,247	$30,013,636	$410,825,527	$1,790,797,570	$83,454,199

Outstanding units
Contract owners	14,847,678	10,415,964	2,201,134	3,031,695	2,832,646	8,232,329	1,276,338	28,756,509	128,325,915	8,873,464

UNIT VALUE
Panorama Premier	$12.53	$13.51	$-	$49.22	$-	$31.75	$-	$14.15	$-	$9.25
Panorama Passage®
Tier 1	-	13.33	-	36.65	-	33.80	-	14.06	-	9.19
Tier 2	-	13.09	-	35.97	-	33.18	-	13.91	-	9.09
Tier 3	-	13.83	-	38.07	-	35.12	-	14.31	-	9.35
Tier 4	-	13.42	-	36.93	-	34.07	-	14.05	-	9.19
MassMutual Artistry	-	13.83	-	29.09	-	35.52	-	14.37	-	9.39
MassMutual Transitions®
Custom Plan	-	17.13	-	32.48	-	28.31	-	14.60	-	9.54
Package Plan I	-	17.13	-	32.48	-	28.31	-	14.60	-	9.54
Package Plan II	-	16.39	-	31.08	-	27.09	-	14.25	-	9.31
Package Plan III	-	15.88	-	30.11	-	26.25	-	14.00	-	9.15
MassMutual EvolutionSM
Tier 1	-	13.80	-	19.94	-	22.95	-	14.00	-	9.15
Tier 2	-	13.21	-	19.26	-	21.98	-	13.62	-	8.90
Tier 3	-	12.86	-	18.85	-	21.39	-	13.39	-	8.75
Tier 4	-	13.19	-	19.26	-	21.94	-	13.62	-	8.90
Tier 5	-	12.63	-	18.61	-	21.01	-	13.25	-	8.66
Tier 6	-	12.30	-	18.21	-	20.45	-	13.02	-	8.51
Tier 7	-	13.10	-	19.10	-	21.80	-	13.53	-	8.84
Tier 8	-	12.53	-	18.45	-	20.84	-	13.16	-	8.60
Tier 9	13.06	-	12.74	-	18.56	-	21.18	-	13.15	8.73
Tier 10	13.75	-	13.42	-	19.38	-	22.30	-	13.62	9.04
Tier 11	12.49	-	12.18	-	17.93	-	20.25	-	12.79	8.49
Tier 12	13.41	-	13.08	-	18.90	-	21.75	-	13.28	8.81
Tier 13	12.23	-	11.93	-	17.56	-	19.83	-	12.53	8.32
Tier 14	12.79	-	12.47	-	18.18	-	20.74	-	12.88	8.55
MassMutual RetireEase SelectSM
Tier 1	-	10.17	-	17.41	-	16.13	-	-	-	9.54
Tier 2	-	10.56	-	18.09	-	16.75	-	-	-	9.55
MassMutual Transitions SelectSM
Tier 1	-	15.33	-	20.65	-	24.68	-	14.40	-	9.41
Tier 2	14.58	-	15.09	-	20.32	-	24.28	-	14.18	9.41
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	9.39
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	9.51

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

ASSETS
Investments
Number of shares	2,124,691	3,345,639	955,879	8,118,495	589,938	574,376	10,905,857	1,087,115	833,525	1,223,422

Identified cost	$21,230,714	$27,407,114	$9,211,733	$129,995,757	$10,465,757	$10,655,505	$84,544,061	$11,661,072	$8,705,426	$12,908,547

Value	$20,885,710	$35,608,868	$10,056,433	$144,875,135	$10,267,689	$9,930,958	$160,207,040	$15,861,011	$8,043,517	$12,931,570
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	206,417	-

Total assets	20,885,710	35,608,868	10,056,433	144,875,135	10,267,689	9,930,958	160,207,040	15,861,011	8,249,934	12,931,570

LIABILITIES
Annuitant mortality fluctuation reserve	1,158	168	-	2,380	-	-	2,050	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	1,819	182,630	140,822	6,038,788	290,992	30,934	5,579,436	379,472	-	13,686

Total liabilities	2,977	182,798	140,822	6,041,168	290,992	30,934	5,581,486	379,472	-	13,686

NET ASSETS	$20,882,733	$35,426,070	$9,915,611	$138,833,967	$9,976,697	$9,900,024	$154,625,554	$15,481,539	$8,249,934	$12,917,884

Net Assets:
Accumulation units - value	$20,877,958	$35,225,068	$9,915,611	$137,362,948	$9,976,697	$9,900,024	$153,044,677	$15,481,539	$8,249,934	$12,917,884
Contracts in payout (annuitization) period	4,775	201,002	-	1,471,019	-	-	1,580,877	-	-	-

Net assets	$20,882,733	$35,426,070	$9,915,611	$138,833,967	$9,976,697	$9,900,024	$154,625,554	$15,481,539	$8,249,934	$12,917,884

Outstanding units
Contract owners	2,003,739	1,505,670	478,791	5,651,800	417,805	456,849	7,251,421	769,745	776,093	1,242,579

UNIT VALUE
Panorama Premier	$10.42	$29.01	$-	$29.23	$-	$-	$27.75	$-	$-	$10.37
Panorama Passage®
Tier 1	10.38	26.25	-	25.95	-	-	27.46	-	-	10.35
Tier 2	10.30	25.77	-	25.47	-	-	26.95	-	-	10.30
Tier 3	10.50	27.27	-	26.96	-	-	28.27	-	-	10.42
Tier 4	10.37	26.46	-	26.15	-	-	27.43	-	-	10.34
MassMutual Artistry	10.53	24.95	-	18.24	-	21.86	28.47	-	13.07	10.43
MassMutual Transitions®
Custom Plan	10.64	23.90	-	27.97	-	-	29.25	-	-	10.50
Package Plan I	10.64	23.90	-	27.97	-	-	29.25	-	-	10.50
Package Plan II	10.47	22.87	-	26.77	-	-	28.08	-	-	10.40
Package Plan III	10.35	22.16	-	25.94	-	-	27.27	-	-	10.33
MassMutual EvolutionSM
Tier 1	10.35	19.51	-	21.45	-	21.40	19.58	-	10.41	10.33
Tier 2	10.16	18.68	-	20.54	-	20.92	18.75	-	10.16	10.22
Tier 3	10.04	18.18	-	19.99	-	20.63	18.25	-	10.00	10.15
Tier 4	10.16	18.65	-	20.51	-	20.92	18.72	-	10.16	10.22
Tier 5	9.97	17.86	-	19.64	-	20.45	17.92	-	9.90	10.11
Tier 6	9.85	17.38	-	19.12	-	20.17	17.45	-	9.75	10.05
Tier 7	10.11	18.53	-	20.37	-	20.80	18.59	-	10.09	10.19
Tier 8	9.92	17.71	-	19.48	-	20.34	17.78	-	9.84	10.09
Tier 9	10.02	-	17.98	-	19.80	20.57	-	18.07	9.96	10.14
Tier 10	10.25	-	18.93	-	20.85	21.16	-	19.03	10.28	10.28
Tier 11	9.83	-	17.19	-	18.93	20.11	-	17.28	9.72	10.03
Tier 12	10.06	-	18.46	-	20.33	20.69	-	18.56	10.03	10.17
Tier 13	9.63	-	16.83	-	18.54	19.69	-	16.92	9.51	9.91
Tier 14	9.81	-	17.60	-	19.39	20.14	-	17.70	9.76	10.02
MassMutual RetireEase SelectSM
Tier 1	-	14.90	-	15.27	-	-	13.03	-	-	-
Tier 2	-	15.48	-	15.86	-	-	13.54	-	-	-
MassMutual Transitions SelectSM
Tier 1	10.54	22.43	-	25.62	-	21.89	20.98	-	10.68	10.44
Tier 2	10.54	-	22.04	-	25.22	21.89	-	20.65	10.68	10.44
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)

ASSETS
Investments
Number of shares	153,704	3,656,620	8,793	781,116	436,364	86,412	1,932,758	108,466	1,047,818	5,891,373	13,057,723

Identified cost	$7,092,334	$137,309,241	$91,196	$9,830,001	$4,078,110	$4,967,763	$76,629,070	$1,143,377	$33,772,919	$169,638,359	$71,541,049

Value	$9,883,166	$237,204,954	$127,417	$11,458,971	$3,473,455	$6,585,433	$152,339,964	$1,087,914	$40,980,174	$232,709,222	$70,772,860
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	645,004	3,483,720	963,609

Total assets	9,883,166	237,204,954	127,417	11,458,971	3,473,455	6,585,433	152,339,964	1,087,914	41,625,178	236,192,942	71,736,469

LIABILITIES
Annuitant mortality fluctuation reserve	-	3,851	-	1,291	-	-	2,013	-	-	5,548	-
Payable to Massachusetts Mutual Life Insurance Company	161,432	4,218,895	21	29,649	2,850	24,071	2,905,767	78	-	-	-

Total liabilities	161,432	4,222,746	21	30,940	2,850	24,071	2,907,780	78	-	5,548	-

NET ASSETS	$9,721,734	$232,982,208	$127,396	$11,428,031	$3,470,605	$6,561,362	$149,432,184	$1,087,836	$41,625,178	$236,187,394	$71,736,469

Net Assets:
Accumulation units - value	$9,721,734	$230,700,953	$127,396	$11,382,616	$3,470,605	$6,561,362	$147,847,176	$1,087,836	$41,625,178	$233,955,591	$71,736,469
Contracts in payout (annuitization) period	-	2,281,255	-	45,415	-	-	1,585,008	-	-	2,231,803	-

Net assets	$9,721,734	$232,982,208	$127,396	$11,428,031	$3,470,605	$6,561,362	$149,432,184	$1,087,836	$41,625,178	$236,187,394	$71,736,469

Outstanding units
Contract owners	559,805	12,954,342	10,465	839,226	249,195	360,959	8,347,886	109,800	2,027,123	10,815,603	4,722,319

UNIT VALUE
Panorama Premier	$-	$17.23	$-	$13.32	$13.93	$-	$13.93	$-	$-	$27.10	$-
Panorama Passage®
Tier 1	-	17.30	-	13.15	-	-	13.79	-	-	26.83	-
Tier 2	-	16.98	-	12.90	-	-	13.54	-	-	26.33	-
Tier 3	-	17.98	-	13.64	-	-	14.33	-	-	27.87	-
Tier 4	-	17.44	-	13.23	-	-	13.90	-	-	27.04	-
MassMutual Artistry	-	12.53	-	13.32	-	-	7.64	9.92	-	18.58	-
MassMutual Transitions®
Custom Plan	-	18.90	-	14.39	-	-	19.20	9.94	-	23.83	-
Package Plan I	-	18.90	-	14.39	-	-	19.20	9.94	-	23.83	-
Package Plan II	-	18.08	-	13.77	-	-	18.37	9.92	-	22.81	-
Package Plan III	-	17.52	-	13.34	-	-	17.80	9.90	-	22.10	-
MassMutual EvolutionSM
Tier 1	-	16.46	-	11.60	-	-	17.11	9.90	-	19.03	-
Tier 2	-	15.76	-	11.11	-	-	16.38	9.87	-	18.23	-
Tier 3	-	15.34	-	10.81	-	-	15.94	9.86	-	17.74	-
Tier 4	-	15.74	-	11.09	-	-	16.36	9.87	-	18.20	-
Tier 5	-	15.07	-	10.62	-	-	15.66	9.85	-	17.43	-
Tier 6	-	14.67	-	10.34	-	-	15.24	9.83	-	16.96	-
Tier 7	-	15.63	-	11.02	-	-	16.24	9.87	-	18.08	-
Tier 8	-	14.94	-	10.53	-	-	15.53	9.84	-	17.28	-
Tier 9	15.19	-	10.71	-	-	15.79	-	9.85	17.57	-	13.94
Tier 10	16.00	-	11.28	-	-	16.62	-	9.89	18.50	-	14.68
Tier 11	14.52	-	10.24	-	-	15.09	-	9.83	16.80	-	13.33
Tier 12	15.60	-	11.00	-	-	16.21	-	9.86	18.04	-	14.32
Tier 13	14.22	-	-	-	-	14.78	-	9.80	16.45	-	13.06
Tier 14	14.88	-	-	-	-	15.46	-	9.82	17.20	-	13.66
MassMutual RetireEase SelectSM								-
Tier 1	-	13.44	-	9.23	-	-	12.64	-	-	12.04	-
Tier 2	-	13.96	-	9.59	-	-	13.13	-	-	12.51	-
MassMutual Transitions SelectSM
Tier 1	-	18.65	-	12.75	-	-	19.20	9.93	-	22.08	-
Tier 2	18.35	-	12.55	-	-	18.90	-	9.93	21.74	-	15.46
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)

ASSETS
Investments
Number of shares	51,274,877	9,306,121	19,632,308	151,020	1,074,865	12,703,244	2,779,253	1,684,028

Identified cost	$273,252,091	$19,300,935	$35,471,886	$3,880,860	$22,475,777	$12,703,244	$20,301,800	$17,753,131

Value	$271,756,845	$22,334,692	$45,350,632	$5,033,481	$36,126,211	$12,703,244	$13,646,132	$20,679,859
Dividends receivable	-	-	-	-	-	36	-	-
Receivable from Massachusetts Mutual Life Insurance Company	4,840,103	820,297	1,133,060	-	-	-	1,135,848	-

Total assets	276,596,948	23,154,989	46,483,692	5,033,481	36,126,211	12,703,280	14,781,980	20,679,859

LIABILITIES
Annuitant mortality fluctuation reserve	8,338	-	475	-	1,029	5,264	128	39
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	20,173	52,130	457	-	446,147

Total liabilities	8,338	-	475	20,173	53,159	5,721	128	446,186

NET ASSETS	$276,588,610	$23,154,989	$46,483,217	$5,013,308	$36,073,052	$12,697,559	$14,781,852	$20,233,673

Net Assets:
Accumulation units - value	$273,577,720	$23,154,989	$45,699,009	$5,013,308	$35,933,596	$12,522,841	$14,518,596	$19,747,588
Contracts in payout (annuitization) period	3,010,890	-	784,208	-	139,456	174,718	263,256	486,085

Net assets	$276,588,610	$23,154,989	$46,483,217	$5,013,308	$36,073,052	$12,697,559	$14,781,852	$20,233,673

Outstanding units
Contract owners	16,959,594	1,102,287	2,173,952	268,260	1,949,206	1,182,007	2,118,192	1,419,209

UNIT VALUE
Panorama Premier	$20.63	$-	$29.69	$-	$16.00	$12.43	$6.90	$14.19
Panorama Passage®
Tier 1	20.25	-	19.18	-	16.34	10.72	6.85	14.08
Tier 2	19.88	-	18.83	-	16.03	10.52	6.75	13.88
Tier 3	21.04	-	19.93	-	16.97	11.14	7.00	14.39
Tier 4	20.41	-	19.33	-	16.46	10.81	6.84	14.07
MassMutual Artistry	20.31	-	14.06	-	14.74	10.80	7.03	14.46
MassMutual Transitions®
Custom Plan	19.77	-	22.54	-	20.17	10.63	7.17	14.75
Package Plan I	19.77	-	22.54	-	20.17	10.63	7.17	14.75
Package Plan II	18.92	-	21.57	-	19.30	10.17	6.96	14.31
Package Plan III	18.33	-	20.90	-	18.70	9.85	6.81	14.01
MassMutual EvolutionSM
Tier 1	15.14	-	19.25	-	17.56	9.92	6.81	14.00
Tier 2	14.50	-	18.43	-	16.82	9.50	6.58	13.52
Tier 3	14.11	-	17.94	-	16.37	9.25	6.43	13.23
Tier 4	14.48	-	18.40	-	16.79	9.49	6.58	13.52
Tier 5	13.86	-	17.62	-	16.08	9.09	6.35	13.06
Tier 6	13.49	-	17.15	-	15.65	8.84	6.22	12.78
Tier 7	14.38	-	18.28	-	16.68	9.42	6.52	13.41
Tier 8	13.75	-	17.47	-	15.94	9.01	6.30	12.95
Tier 9	-	17.79	-	16.21	-	-	6.44	13.24
Tier 10	-	18.74	-	17.07	-	-	6.72	13.82
Tier 11	-	17.01	-	15.49	-	-	6.22	12.79
Tier 12	-	18.27	-	16.64	-	-	6.55	13.48
Tier 13	-	16.66	-	15.17	-	-	6.09	12.53
Tier 14	-	17.42	-	15.87	-	-	6.31	12.97
MassMutual RetireEase SelectSM
Tier 1	12.64	-	10.68	-	13.21	-	6.96	11.44
Tier 2	13.13	-	11.10	-	13.73	-	7.23	11.88
MassMutual Transitions SelectSM
Tier 1	15.74	-	22.37	-	19.74	10.39	7.05	14.49
Tier 2	-	22.06	-	19.42	-	-	7.05	14.49
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2014

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)

Investment income
Dividends	$2,834,623	$683,894	$104,368	$153,960	$-	$-	$-	$-	$41,625	$414,211

Expenses
Mortality and expense risk fees and administrative charges	3,821,218	1,146,217	67,875	137,320	161,037	148,818	77,999	52,223	139,815	511,254

Net investment income (loss)	(986,595)	(462,323)	36,493	16,640	(161,037)	(148,818)	(77,999)	(52,223)	(98,190)	(97,043)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,245,576	3,576,413	427,428	498,277	1,481,325	578,476	793,940	118,011	34,921	1,450,979
Realized gain distribution	5,947,151	1,904,224	-	-	551,739	433,328	580,584	351,296	1,103,339	3,331,490

Realized gain (loss)	14,192,727	5,480,637	427,428	498,277	2,033,064	1,011,804	1,374,524	469,307	1,138,260	4,782,469

Change in net unrealized appreciation/depreciation of investments	18,009,478	3,406,854	205,923	588,808	569,015	846,983	(651,593)	(60,811)	(1,718,332)	(2,919,959)

Net gain (loss) on investments	32,202,205	8,887,491	633,351	1,087,085	2,602,079	1,858,787	722,931	408,496	(580,072)	1,862,510

Net increase (decrease) in net assets resulting from operations	31,215,610	8,425,168	669,844	1,103,725	2,441,042	1,709,969	644,932	356,273	(678,262)	1,765,467

Capital transactions:
Transfer of net premiums	5,083,140	13,910,923	65,510	1,495,374	366,819	2,182,792	148,716	798,618	5,531,168	796,492
Transfers due to death benefits	(1,647,083)	(812,651)	(14,047)	(114,396)	(69,647)	(13,422)	(17,255)	-	-	(297,962)
Transfers due to annuity benefit payments	(324,362)	-	(14,796)	-	(19,035)	-	(4,210)	-	-	-
Transfers due to withdrawal of funds	(38,655,160)	(2,721,351)	(705,347)	(507,052)	(1,763,146)	(359,982)	(832,307)	(155,389)	(192,075)	(4,068,295)
Transfers due to loans, net of repayments	14,190	-	3,375	-	4,586	-	456	-	-	(9,757)
Transfers due to cost of insurance	(905,396)	(176,070)	(6,624)	(13,215)	(18,097)	(8,288)	(11,791)	(2,494)	(3,351)	(129,543)
Transfers due to contingent deferred sales charges	(1,683)	-	(18)	-	(191)	-	(77)	-	-	(28)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(166,534)	-	147	-	(7,134)	-	575	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(15,364,970)	(98,885)	177,378	2,142,577	394,167	1,298,886	(512,992)	649,490	1,387,690	7,322

Net increase (decrease) in net assets resulting from capital transactions	(51,967,858)	10,101,966	(494,422)	3,003,288	(1,111,678)	3,099,986	(1,228,885)	1,290,225	6,723,432	(3,701,771)

Total increase (decrease)	(20,752,248)	18,527,134	175,422	4,107,013	1,329,364	4,809,955	(583,953)	1,646,498	6,045,170	(1,936,304)

NET ASSETS, at beginning of the year	323,174,155	76,557,019	6,104,301	7,598,236	13,759,629	8,417,378	7,412,702	3,108,180	6,176,973	41,165,457

NET ASSETS, at end of the year	$302,421,907	$95,084,153	$6,279,723	$11,705,249	$15,088,993	$13,227,333	$6,828,749	$4,754,678	$12,222,143	$39,229,153

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service Class 1)	(Initial Class)	(Service Class)

Investment income
Dividends	$524,093	$3,000,975	$7,749,627	$1,459,812	$651,465	$-	$-	$-	$2,758,601	$7,634,184

Expenses
Mortality and expense risk fees and administrative charges	729,649	1,801,692	5,663,814	837,328	507,053	579,550	375,450	13,009	1,401,996	4,822,490

Net investment income (loss)	(205,556)	1,199,283	2,085,813	622,484	144,412	(579,550)	(375,450)	(13,009)	1,356,605	2,811,694

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,273,446	2,780,692	8,715,243	4,027,768	890,867	4,114,369	1,203,203	(180,083)	4,484,011	6,134,034
Realized gain distribution	5,079,903	8,718,352	25,073,115	720,110	334,379	5,082,499	2,902,689	279,700	7,118,627	21,713,529

Realized gain (loss)	7,353,349	11,499,044	33,788,358	4,747,878	1,225,246	9,196,868	4,105,892	99,617	11,602,638	27,847,563

Change in net unrealized appreciation/depreciation of investments	(4,676,282)	(6,973,767)	(21,319,178)	1,165,377	1,713,950	(4,788,583)	(1,646,811)	(303,694)	(8,557,518)	(19,494,410)

Net gain (loss) on investments	2,677,067	4,525,277	12,469,180	5,913,255	2,939,196	4,408,285	2,459,081	(204,077)	3,045,120	8,353,153

Net increase (decrease) in net assets resulting from operations	2,471,511	5,724,560	14,554,993	6,535,739	3,083,608	3,828,735	2,083,631	(217,086)	4,401,725	11,164,847

Capital transactions:
Transfer of net premiums	10,598,451	1,524,345	41,932,600	1,643,850	5,101,800	601,810	5,388,342	48,166	2,121,802	32,574,897
Transfers due to death benefits	-	(414,083)	(2,900,462)	(740,756)	(74,185)	(319,772)	(66,706)	-	(1,622,900)	(1,262,096)
Transfers due to annuity benefit payments	-	-	-	(104,377)	-	(66,876)	-	-	-	-
Transfers due to withdrawal of funds	(2,591,293)	(10,676,604)	(18,555,478)	(9,999,560)	(1,155,361)	(6,068,090)	(868,157)	(60,877)	(18,817,180)	(19,764,783)
Transfers due to loans, net of repayments	-	2,722	-	13,117	-	4,054	-	404	4,007	-
Transfers due to cost of insurance	(94,055)	(840,869)	(2,243,053)	(102,293)	(57,383)	(91,973)	(51,272)	(2,643)	(641,625)	(1,725,477)
Transfers due to contingent deferred sales charges	-	(62)	-	(1,448)	-	(619)	-	-	(235)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	(105,410)	-	(78,372)	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	1,015,214	6,137,016	4,420,206	(151,083)	2,502,355	520,112	1,969,885	(3,197,644)	3,947,707	(5,921,715)

Net increase (decrease) in net assets resulting from capital transactions	8,928,317	(4,267,535)	22,653,813	(9,547,960)	6,317,226	(5,499,726)	6,372,092	(3,212,594)	(15,008,424)	3,900,826

Total increase (decrease)	11,399,828	1,457,025	37,208,806	(3,012,221)	9,400,834	(1,670,991)	8,455,723	(3,429,680)	(10,606,699)	15,065,673

NET ASSETS, at beginning of the year	51,318,764	142,186,556	393,771,762	73,420,884	30,932,071	52,314,807	23,271,863	3,429,680	119,758,501	327,041,221

NET ASSETS, at end of the year	$62,718,592	$143,643,581	$430,980,568	$70,408,663	$40,332,905	$50,643,816	$31,727,586	$-	$109,151,802	$342,106,894

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)

Investment income
Dividends	$6,133,357	$440,868	$705,046	$3,914,900	$901,507	$890,781	$353,133	$19,108	$4,461,018	$234,679

Expenses
Mortality and expense risk fees and administrative charges	8,547,408	342,485	693,514	2,944,465	795,824	945,107	341,299	74,124	2,613,887	138,858

Net investment income (loss)	(2,414,051)	98,383	11,532	970,435	105,683	(54,326)	11,834	(55,016)	1,847,131	95,821

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,575,623	1,006,312	1,582,152	8,544,344	3,059,338	9,028,025	1,146,131	175,961	(2,242,055)	316,529
Realized gain distribution	20,015,430	-	-	5,202,634	1,355,561	861,904	345,612	520,802	-	-

Realized gain (loss)	27,591,053	1,006,312	1,582,152	13,746,978	4,414,899	9,889,929	1,491,743	696,763	(2,242,055)	316,529

Change in net unrealized appreciation/depreciation of investments	12,845,201	1,654,245	3,094,946	(532,966)	(1,134,595)	(2,461,598)	1,385,741	(16,754)	(15,953,811)	(1,409,518)

Net gain (loss) on investments	40,436,254	2,660,557	4,677,098	13,214,012	3,280,304	7,428,331	2,877,484	680,009	(18,195,866)	(1,092,989)

Net increase (decrease) in net assets resulting from operations	38,022,203	2,758,940	4,688,630	14,184,447	3,385,987	7,374,005	2,889,318	624,993	(16,348,735)	(997,168)

Capital transactions:
Transfer of net premiums	118,445,899	801,400	13,038,185	3,149,317	8,975,823	248,158	8,989,838	888,201	2,866,035	1,105,806
Transfers due to death benefits	(2,592,852)	(181,344)	(404,294)	(1,696,838)	(446,288)	(301,926)	(52,593)	-	(1,405,598)	(26,411)
Transfers due to annuity benefit payments	(12,293)	(18,636)	-	(162,073)	-	(191,906)	-	-	(135,421)	-
Transfers due to withdrawal of funds	(21,907,980)	(3,738,553)	(1,732,348)	(31,695,611)	(2,253,257)	(9,459,248)	(881,156)	(290,686)	(27,825,075)	(433,096)
Transfers due to loans, net of repayments	(17)	1,077	-	7,978	-	(4,993)	-	84	6,302	-
Transfers due to cost of insurance	(4,047,846)	(58,134)	(261,316)	(793,862)	(321,066)	(22,410)	(134,909)	880	(797,274)	(27,895)
Transfers due to contingent deferred sales charges	-	(243)	-	(412)	-	(221)	-	-	(269)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	1,326	(23,428)	-	(51,462)	-	43,941	-	-	(60,700)	-
Transfers between Sub-Accounts and to/from Fixed Account	16,540,195	(384,219)	(233,760)	(5,681,595)	(176,178)	(6,757,847)	(178,671)	1,120,300	18,530,800	3,124,609

Net increase (decrease) in net assets resulting from capital transactions	106,426,432	(3,602,080)	10,406,467	(36,924,558)	5,779,034	(16,446,452)	7,742,509	1,718,779	(8,821,200)	3,743,013

Total increase (decrease)	144,448,635	(843,140)	15,095,097	(22,740,111)	9,165,021	(9,072,447)	10,631,827	2,343,772	(25,169,935)	2,745,845

NET ASSETS, at beginning of the year	546,136,756	29,267,983	41,590,626	249,236,212	54,594,084	72,466,471	21,445,777	4,170,618	220,469,245	8,346,697

NET ASSETS, at end of the year	$690,585,391	$28,424,843	$56,685,723	$226,496,101	$63,759,105	$63,394,024	$32,077,604	$6,514,390	$195,299,310	$11,092,542

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$11,182	$57,981	$54,283	$57,994	$29,332	$436,276	$999,047	$172,322	$9,551,427	$13,443,525

Expenses
Mortality and expense risk fees and administrative charges	20,765	49,425	71,083	113,615	44,936	1,392,521	935,643	239,404	8,043,410	12,697,256

Net investment income (loss)	(9,583)	8,556	(16,800)	(55,621)	(15,604)	(956,245)	63,404	(67,082)	1,508,017	746,269

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	93,753	77,101	223,901	168,137	124,437	4,127,491	3,157,240	1,980,794	10,050,856	25,148,538
Realized gain distribution	116,217	167,631	107,296	138,436	56,200	3,673,610	-	-	51,272,087	84,318,528

Realized gain (loss)	209,970	244,732	331,197	306,573	180,637	7,801,101	3,157,240	1,980,794	61,322,943	109,467,066

Change in net unrealized appreciation/depreciation of investments	(28,089)	109,104	(128,502)	(69,435)	(83,850)	(356,797)	5,106,992	(232,619)	(36,104,853)	(68,216,132)

Net gain (loss) on investments	181,881	353,836	202,695	237,138	96,787	7,444,304	8,264,232	1,748,175	25,218,090	41,250,934

Net increase (decrease) in net assets resulting from operations	172,298	362,392	185,895	181,517	81,183	6,488,059	8,327,636	1,681,093	26,726,107	41,997,203

Capital transactions:
Transfer of net premiums	707,698	1,471,405	105,726	1,561,040	48,906	17,896,115	837,629	2,320,068	9,698,702	42,774,323
Transfers due to death benefits	-	-	(15,260)	(1,570)	(8,881)	(749,558)	(640,708)	(807,294)	(1,440,731)	(3,928,637)
Transfers due to annuity benefit payments	(798)	-	(8,805)	-	-	-	(35,390)	-	-	-
Transfers due to withdrawal of funds	(28,471)	(112,012)	(836,188)	(260,317)	(305,212)	(4,284,538)	(10,931,066)	(425,132)	(35,799,982)	(39,551,780)
Transfers due to loans, net of repayments	-	-	-	-	(215)	(1,492)	1,205	-	(6,904)	-
Transfers due to cost of insurance	22	163	(17,154)	(32,230)	-	(463,712)	(133,919)	(34,454)	(4,398,009)	(5,668,691)
Transfers due to contingent deferred sales charges	(63)	(63)	-	-	(316)	-	(374)	-	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	246	-	(5,608)	-	-	-	8,498	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	105,688	1,015,741	366,750	1,111,397	(84,578)	(1,472,208)	(3,978,396)	(947,720)	165,909	3,566,053

Net increase (decrease) in net assets resulting from capital transactions	784,322	2,375,234	(410,539)	2,378,320	(350,296)	10,924,607	(14,872,521)	105,468	(31,781,015)	(2,808,732)

Total increase (decrease)	956,620	2,737,626	(224,644)	2,559,837	(269,113)	17,412,666	(6,544,885)	1,786,561	(5,054,908)	39,188,471

NET ASSETS, at beginning of the year	1,173,384	2,348,467	6,771,568	6,657,557	3,611,137	92,057,974	93,410,100	17,146,509	624,211,889	995,707,950

NET ASSETS, at end of the year	$2,130,004	$5,086,093	$6,546,924	$9,217,394	$3,342,024	$109,470,640	$86,865,215	$18,933,070	$619,156,981	$1,034,896,421

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)
Investment income
Dividends	$1,441,550	$529,601	$246,039	$6,465,787	$1,368,171	$409,288	$3,545	$-	$-	$6,363,893

Expenses
Mortality and expense risk fees and administrative charges	290,785	330,265	207,242	2,982,389	731,631	651,634	661	205,955	31,680	2,444,810

Net investment income (loss)	1,150,765	199,336	38,797	3,483,398	636,540	(242,346)	2,884	(205,955)	(31,680)	3,919,083

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	92,088	808,146	778,918	1,136,231	(329,554)	1,386,821	(4,360)	1,233,588	146,455	1,725,645
Realized gain distribution	818,533	-	-	5,274,425	1,153,841	1,575,664	1,015	2,405,121	304,214	-

Realized gain (loss)	910,621	808,146	778,918	6,410,656	824,287	2,962,485	(3,345)	3,638,709	450,669	1,725,645

Change in net unrealized appreciation/depreciation of investments	(2,310,696)	1,205,937	316,201	(4,188,228)	(508,535)	(4,885,907)	(7,202)	(1,904,539)	(219,624)	4,467,901

Net gain (loss) on investments	(1,400,075)	2,014,083	1,095,119	2,222,428	315,752	(1,923,422)	(10,547)	1,734,170	231,045	6,193,546

Net increase (decrease) in net assets resulting from operations	(249,310)	2,213,419	1,133,916	5,705,826	952,292	(2,165,768)	(7,663)	1,528,215	199,365	10,112,629

Capital transactions:
Transfer of net premiums	3,048,258	478,218	1,867,092	3,043,436	3,236,288	5,965,949	70,163	212,161	394,957	2,950,322
Transfers due to death benefits	(175,980)	(119,792)	(32,658)	(2,747,691)	(315,472)	(299,432)	-	(125,653)	-	(2,596,117)
Transfers due to annuity benefit payments	(454)	(22,060)	-	(221,780)	-	-	-	(4,011)	-	(174,973)
Transfers due to withdrawal of funds	(2,356,416)	(3,378,797)	(697,082)	(37,135,321)	(2,702,596)	(2,280,837)	-	(2,356,491)	(91,248)	(30,667,384)
Transfers due to loans, net of repayments	(717)	(95)	-	994	-	(2,779)	-	407	-	(1,076)
Transfers due to cost of insurance	(612)	(38,038)	(28,697)	(823,324)	(145,027)	(221,942)	(43)	(24,220)	(3,148)	(568,926)
Transfers due to contingent deferred sales charges	(62)	(940)	-	(68)	-	-	-	(144)	-	(415)
Transfers due to net charge (credit) to annuitant mortality fluctuation	172	(27,354)	-	(21,078)	-	-	-	(3,809)	-	(77,486)
Transfers between Sub-Accounts and to/from Fixed Account	3,085,202	(453,844)	(883,590)	2,541,935	(2,943,607)	1,740,966	128,520	(910,789)	377,103	(369,967)

Net increase (decrease) in net assets resulting from capital transactions	3,599,391	(3,562,702)	225,065	(35,362,897)	(2,870,414)	4,901,925	198,640	(3,212,549)	677,664	(31,506,022)

Total increase (decrease)	3,350,081	(1,349,283)	1,358,981	(29,657,071)	(1,918,122)	2,736,157	190,977	(1,684,334)	877,029	(21,393,393)

NET ASSETS, at beginning of the year	18,128,143	30,192,561	14,770,986	246,238,361	53,901,458	47,268,002	-	20,390,085	1,849,015	207,924,619

NET ASSETS, at end of the year	$21,478,224	$28,843,278	$16,129,967	$216,581,290	$51,983,336	$50,004,159	$190,977	$18,705,751	$2,726,044	$186,531,226

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$5,707,615	$1,150,088	$148,137	$-	$-	$3,331,680	$386,907	$6,906,976	$25,050,379	$2,617

Expenses
Mortality and expense risk fees and administrative charges	2,668,864	2,079,372	412,117	989,717	690,769	2,659,278	365,507	5,220,739	22,537,300	1,036,058

Net investment income (loss)	3,038,751	(929,284)	(263,980)	(989,717)	(690,769)	672,402	21,400	1,686,237	2,513,079	(1,033,441)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(65,724)	3,350,543	1,472,024	6,033,098	2,013,611	10,830,206	1,063,224	9,420,409	11,714,935	(1,150)
Realized gain distribution	-	8,161,183	1,517,818	10,991,963	6,703,945	34,650,370	4,547,878	24,308,594	99,204,242	611

Realized gain (loss)	(65,724)	11,511,726	2,989,842	17,025,061	8,717,556	45,480,576	5,611,102	33,729,003	110,919,177	(539)

Change in net unrealized appreciation/depreciation of investments	5,448,116	(5,630,022)	(1,946,603)	(6,294,695)	(2,469,063)	(15,732,726)	(1,905,726)	(18,056,543)	(50,576,695)	(1,036)

Net gain (loss) on investments	5,382,392	5,881,704	1,043,239	10,730,366	6,248,493	29,747,850	3,705,376	15,672,460	60,342,482	(1,575)

Net increase (decrease) in net assets resulting from operations	8,421,143	4,952,420	779,259	9,740,649	5,557,724	30,420,252	3,726,776	17,358,697	62,855,561	(1,035,016)

Capital transactions:
Transfer of net premiums	40,608,034	2,301,079	3,803,517	1,440,207	9,262,162	2,914,237	4,768,121	5,451,835	324,417,275	10,337,817
Transfers due to death benefits	(1,490,558)	(1,052,711)	(142,254)	(725,521)	(550,082)	(1,404,783)	(242,108)	(1,708,227)	(7,703,022)	(625,850)
Transfers due to annuity benefit payments	-	(112,494)	-	(68,309)	-	(137,694)	-	-	-	(108,265)
Transfers due to withdrawal of funds	(7,761,575)	(21,221,014)	(951,528)	(9,882,897)	(1,520,011)	(28,857,712)	(955,355)	(32,961,888)	(61,964,609)	(31,515,987)
Transfers due to loans, net of repayments	-	2,772	-	3,101	-	(108)	-	(15,457)	-	(44,286)
Transfers due to cost of insurance	(1,061,442)	(642,643)	(164,887)	(121,386)	(173,626)	(700,271)	(106,127)	(2,731,486)	(10,829,188)	(122,032)
Transfers due to contingent deferred sales charges	(60)	(386)	-	(1,808)	-	(1,579)	-	(68)	-	(806)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(35,299)	-	(21,904)	-	(57,283)	-	-	-	19,553
Transfers between Sub-Accounts and to/from Fixed Account	1,454,571	(1,380,579)	64,607	(3,398,471)	(5,967)	(17,474,063)	(520,307)	8,920,290	3,388,786	13,216,224

Net increase (decrease) in net assets resulting from capital transactions	31,748,970	(22,141,275)	2,609,455	(12,776,988)	7,012,476	(45,719,256)	2,944,224	(23,045,001)	247,309,242	(8,843,632)

Total increase (decrease)	40,170,113	(17,188,855)	3,388,714	(3,036,339)	12,570,200	(15,299,004)	6,671,000	(5,686,304)	310,164,803	(9,878,648)

NET ASSETS, at beginning of the year	171,044,531	172,435,223	28,423,102	89,492,551	43,871,224	221,850,251	23,342,636	416,511,831	1,480,632,767	93,332,847

NET ASSETS, at end of the year	$211,214,644	$155,246,368	$31,811,816	$86,456,212	$56,441,424	$206,551,247	$30,013,636	$410,825,527	$1,790,797,570	$83,454,199

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/ Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

Investment income
Dividends	$424,653	$338,586	$72,332	$-	$-	$-	$977,753	$68,366	$3,865	$211,825

Expenses
Mortality and expense risk fees and administrative charges	267,884	394,731	122,409	1,837,781	113,549	120,853	2,028,550	190,906	107,262	158,253

Net investment income (loss)	156,769	(56,145)	(50,077)	(1,837,781)	(113,549)	(120,853)	(1,050,797)	(122,540)	(103,397)	53,572

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(159,838)	2,748,618	313,983	5,061,659	236,869	317,419	14,214,805	1,017,509	(378,515)	(66,632)
Realized gain distribution	2,416	4,467,313	1,160,019	37,232,229	2,431,449	2,491,991	3,417,047	332,856	-	-

Realized gain (loss)	(157,422)	7,215,931	1,474,002	42,293,888	2,668,318	2,809,410	17,631,852	1,350,365	(378,515)	(66,632)

Change in net unrealized appreciation/depreciation of investments	(67,105)	(3,540,285)	(525,910)	(34,100,743)	(2,125,337)	(2,759,205)	(3,737,301)	(148,796)	(117,715)	363,862

Net gain (loss) on investments	(224,527)	3,675,646	948,092	8,193,145	542,981	50,205	13,894,551	1,201,569	(496,230)	297,230

Net increase (decrease) in net assets resulting from operations	(67,758)	3,619,501	898,015	6,355,364	429,432	(70,648)	12,843,754	1,079,029	(599,627)	350,802

Capital transactions:
Transfer of net premiums	2,447,651	470,220	1,553,389	1,896,316	1,745,249	1,603,101	2,357,080	2,383,325	869,187	2,307,070
Transfers due to death benefits	(51,325)	(189,707)	(59,326)	(950,783)	(43,375)	(193,972)	(1,033,651)	(49,218)	(15,768)	(73,790)
Transfers due to annuity benefit payments	(454)	(13,032)	-	(93,711)	-	-	(107,661)	-	-	-
Transfers due to withdrawal of funds	(4,145,513)	(4,091,461)	(373,265)	(18,633,095)	(281,217)	(423,714)	(21,517,817)	(448,125)	(494,283)	(572,045)
Transfers due to loans, net of repayments	-	1,114	-	4,225	-	596	5,698	-	-	-
Transfers due to cost of insurance	(3,395)	(42,365)	(11,546)	(550,869)	(25,825)	(11,704)	(580,438)	(40,595)	(16,326)	(200)
Transfers due to contingent deferred sales charges	-	(447)	-	(299)	-	-	(118)	-	-	(61)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(876)	4,624	-	(42,026)	-	-	(42,867)	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	4,498,939	(1,265,845)	234,714	(3,270,037)	281,612	(239,706)	(7,517,680)	(167,199)	319,109	669,974

Net increase (decrease) in net assets resulting from capital transactions	2,745,027	(5,126,899)	1,343,966	(21,640,279)	1,676,444	734,601	(28,437,454)	1,678,188	661,919	2,330,948

Total increase (decrease)	2,677,269	(1,507,398)	2,241,981	(15,284,915)	2,105,876	663,953	(15,593,700)	2,757,217	62,292	2,681,750

NET ASSETS, at beginning of the year	18,205,464	36,933,468	7,673,630	154,118,882	7,870,821	9,236,071	170,219,254	12,724,322	8,187,642	10,236,134

NET ASSETS, at end of the year	$20,882,733	$35,426,070	$9,915,611	$138,833,967	$9,976,697	$9,900,024	$154,625,554	$15,481,539	$8,249,934	$12,917,884

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)
Investment income
Dividends	$15,014	$1,109,555	$2,237	$262,691	$188,183	$-	$-	$26,972	$323,218	$2,767,474

Expenses
Mortality and expense risk fees and administrative charges	114,105	3,029,191	1,645	140,259	47,018	84,477	1,980,947	3,293	514,254	3,021,422

Net investment income (loss)	(99,091)	(1,919,636)	592	122,432	141,165	(84,477)	(1,980,947)	23,679	(191,036)	(253,948)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	437,737	16,757,948	752	(251,450)	(208,333)	473,462	9,482,827	(1,313)	1,087,575	5,755,514
Realized gain distribution	201,026	6,041,013	-	-	-	-	-	21,616	1,700,628	11,290,592

Realized gain (loss)	638,763	22,798,961	752	(251,450)	(208,333)	473,462	9,482,827	20,303	2,788,203	17,046,106

Change in net unrealized appreciation/depreciation of investments	554,593	10,823,460	6,560	990,671	273,158	(133,513)	(1,124,144)	(55,463)	(2,370,870)	(13,993,307)

Net gain (loss) on investments	1,193,356	33,622,421	7,312	739,221	64,825	339,949	8,358,683	(35,160)	417,333	3,052,799

Net increase (decrease) in net assets resulting from operations	1,094,265	31,702,785	7,904	861,653	205,990	255,472	6,377,736	(11,481)	226,297	2,798,851

Capital transactions:
Transfer of net premiums	1,022,035	2,839,939	-	28,607	-	814,613	2,123,763	543,458	7,305,109	3,472,444
Transfers due to death benefits	(48,147)	(1,968,606)	-	(190,159)	(67,244)	(2,530)	(1,006,177)	-	(290,983)	(1,707,422)
Transfers due to annuity benefit payments	-	(157,736)	-	(5,546)	-	-	(104,694)	-	-	(162,819)
Transfers due to withdrawal of funds	(382,147)	(32,734,700)	(348)	(2,159,071)	(468,104)	(283,322)	(20,501,574)	(2,303)	(1,184,588)	(30,729,861)
Transfers due to loans, net of repayments	-	3,014	-	(2,507)	-	-	2,986	-	-	20,877
Transfers due to cost of insurance	(18,984)	(843,059)	(315)	(10,415)	-	(7,054)	(573,248)	(117)	(130,286)	(664,666)
Transfers due to contingent deferred sales charges	-	(495)	-	(197)	(221)	-	(296)	-	-	(1,019)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(53,625)	-	848	-	-	(50,035)	-	-	(40,155)
Transfers between Sub-Accounts and to/from Fixed Account	364,687	(19,831,691)	-	(488,608)	(36,447)	(354,185)	(2,592,322)	558,279	1,116,694	(760,976)

Net increase (decrease) in net assets resulting from capital transactions	937,444	(52,746,959)	(663)	(2,827,048)	(572,016)	167,522	(22,701,597)	1,099,317	6,815,946	(30,573,597)

Total increase (decrease)	2,031,709	(21,044,174)	7,241	(1,965,395)	(366,026)	422,994	(16,323,861)	1,087,836	7,042,243	(27,774,746)

NET ASSETS, at beginning of the year	7,690,025	254,026,382	120,155	13,393,426	3,836,631	6,138,368	165,756,045	-	34,582,935	263,962,140

NET ASSETS, at end of the year	$9,721,734	$232,982,208	$127,396	$11,428,031	$3,470,605	$6,561,362	$149,432,184	$1,087,836	$41,625,178	$236,187,394

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)

Investment income
Dividends	$2,730,934	$12,596,819	$213,609	$602,086	$24,834	$312,074	$1,497	$45,706	$209,030

Expenses
Mortality and expense risk fees and administrative charges	943,644	3,650,245	297,942	597,122	58,457	410,461	159,386	224,346	244,829

Net investment income (loss)	1,787,290	8,946,574	(84,333)	4,964	(33,623)	(98,387)	(157,889)	(178,640)	(35,799)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	734,224	(429,712)	978,291	1,816,249	161,937	2,647,352	-	(1,410,049)	772,642
Realized gain distribution	-	-	455,479	1,059,688	87,311	754,352	-	-	-

Realized gain (loss)	734,224	(429,712)	1,433,770	2,875,937	249,248	3,401,704	-	(1,410,049)	772,642

Change in net unrealized appreciation/depreciation of investments	(1,775,163)	(3,345,354)	(3,359,432)	(7,154,722)	161,639	55,322	-	(1,719,138)	1,421,315

Net gain (loss) on investments	(1,040,939)	(3,775,066)	(1,925,662)	(4,278,785)	410,887	3,457,026	-	(3,129,187)	2,193,957

Net increase (decrease) in net assets resulting from operations	746,351	5,171,508	(2,009,995)	(4,273,821)	377,264	3,358,639	(157,889)	(3,307,827)	2,158,158

Capital transactions:
Transfer of net premiums	5,136,035	4,191,644	3,021,274	918,845	582,139	454,044	501,785	935,476	1,564,805
Transfers due to death benefits	(528,247)	(2,248,627)	(69,009)	(120,113)	(39,144)	(416,040)	(162,108)	(37,407)	(164,149)
Transfers due to annuity benefit payments	-	(242,540)	-	(48,450)	-	(8,293)	(15,435)	(25,980)	(29,478)
Transfers due to withdrawal of funds	(2,813,812)	(42,098,689)	(814,866)	(5,313,031)	(150,397)	(4,792,298)	(3,365,730)	(1,763,937)	(1,503,771)
Transfers due to loans, net of repayments	-	8,601	-	201	-	10,085	(1,844)	393	545
Transfers due to cost of insurance	(268,673)	(960,706)	(63,174)	(133,322)	(3,618)	(40,080)	14,014	(50,256)	(50,019)
Transfers due to contingent deferred sales charges	-	(1,240)	-	(351)	-	(558)	(154)	(84)	(89)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(29,926)	-	(56,971)	-	(11,464)	4,163	(7,523)	(7,003)
Transfers between Sub-Accounts and to/from Fixed Account	1,472,544	1,263,199	1,418,704	315,527	346,740	(1,718,235)	(521,939)	910,654	858,718

Net increase (decrease) in net assets resulting from capital transactions	2,997,847	(40,118,284)	3,492,929	(4,437,665)	735,720	(6,522,839)	(3,547,248)	(38,664)	669,559

Total increase (decrease)	3,744,198	(34,946,776)	1,482,934	(8,711,486)	1,112,984	(3,164,200)	(3,705,137)	(3,346,491)	2,827,717

NET ASSETS, at beginning of the year	67,992,271	311,535,386	21,672,055	55,194,703	3,900,324	39,237,252	16,402,696	18,128,343	17,405,956

NET ASSETS, at end of the year	$71,736,469	$276,588,610	$23,154,989	$46,483,217	$5,013,308	$36,073,052	$12,697,559	$14,781,852	$20,233,673

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2013

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
Investment income
Dividends	$3,228,210	$580,574	$131,340	$120,277	$84,491	$37,280	$-	$-	$17,242

Expenses
Mortality and expense risk fees and administrative charges	3,815,670	851,421	62,722	66,383	137,077	83,246	75,266	34,435	30,011

Net investment income (loss)	(587,460)	(270,847)	68,618	53,894	(52,586)	(45,966)	(75,266)	(34,435)	(12,769)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,420,528)	1,802,341	596,629	293,514	906,520	596,358	633,632	70,463	13,715
Realized gain distribution	85,958	20,331	-	-	-	-	562,678	223,177	-

Realized gain (loss)	(2,334,570)	1,822,672	596,629	293,514	906,520	596,358	1,196,310	293,640	13,715

Change in net unrealized appreciation/depreciation of investments	83,907,536	14,709,340	797,528	773,507	3,170,029	1,199,452	367,546	285,067	542,909

Net gain (loss) on investments	81,572,966	16,532,012	1,394,157	1,067,021	4,076,549	1,795,810	1,563,856	578,707	556,624

Net increase (decrease) in net assets resulting from operations	80,985,506	16,261,165	1,462,775	1,120,915	4,023,963	1,749,844	1,488,590	544,272	543,855

Capital transactions:
Transfer of net premiums	4,547,715	11,805,137	254,668	1,575,530	514,647	1,468,442	175,693	455,608	2,853,293
Transfers due to death benefits	(1,762,095)	(407,793)	(20,534)	(37,788)	(50,774)	(439)	(40,752)	(23,651)	(14,400)
Transfers due to annuity benefit payments	(247,347)	-	(11,510)	-	(11,747)	-	(2,646)	-	-
Transfers due to withdrawal of funds	(34,209,177)	(2,173,434)	(735,622)	(97,290)	(1,694,639)	(163,585)	(846,908)	(97,331)	(67,561)
Transfers due to loans, net of repayments	(16,228)	-	(174)	-	(10,590)	-	6,756	-	-
Transfers due to cost of insurance	(958,313)	(171,645)	(6,948)	(7,631)	(18,047)	(6,954)	(11,332)	(2,222)	(987)
Transfers due to contingent deferred sales charges	(1,579)	-	(38)	-	(301)	-	(119)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(26,826)	-	(6,011)	-	(1,882)	-	(2,320)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(20,864,436)	(460,842)	67,925	2,332,927	703,070	2,386,855	(243,963)	224,631	2,720,900

Net increase (decrease) in net assets resulting from capital transactions	(53,538,286)	8,591,423	(458,244)	3,765,748	(570,263)	3,684,319	(965,591)	557,035	5,491,245

Total increase (decrease)	27,447,220	24,852,588	1,004,531	4,886,663	3,453,700	5,434,163	522,999	1,101,307	6,035,100

NET ASSETS, at beginning of the year	295,726,935	51,704,431	5,099,770	2,711,573	10,305,929	2,983,215	6,889,703	2,006,873	141,873

NET ASSETS, at end of the year	$323,174,155	$76,557,019	$6,104,301	$7,598,236	$13,759,629	$8,417,378	$7,412,702	$3,108,180	$6,176,973

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Investment income
Dividends	$441,142	$459,342	$3,301,200	$7,836,450	$1,418,839	$488,868	$102,889	$9,913	$37,449	$2,750,821

Expenses
Mortality and expense risk fees and administrative charges	484,072	546,154	1,741,655	4,840,638	812,414	383,751	529,009	257,057	42,105	1,509,723

Net investment income (loss)	(42,930)	(86,812)	1,559,545	2,995,812	606,425	105,117	(426,120)	(247,144)	(4,656)	1,241,098

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	907,236	2,024,444	2,936,365	6,731,244	2,902,893	672,411	3,551,028	1,030,801	(114,666)	7,118,134
Realized gain distribution	2,180,665	2,660,137	6,058,417	15,677,018	-	-	4,043,782	1,635,935	72,968	3,459,998

Realized gain (loss)	3,087,901	4,684,581	8,994,782	22,408,262	2,902,893	672,411	7,594,810	2,666,736	(41,698)	10,578,132

Change in net unrealized appreciation/depreciation of investments	5,552,162	5,078,463	6,465,869	16,508,718	8,356,433	3,611,259	8,725,908	3,786,528	313,369	(256,660)

Net gain (loss) on investments	8,640,063	9,763,044	15,460,651	38,916,980	11,259,326	4,283,670	16,320,718	6,453,264	271,671	10,321,472

Net increase (decrease) in net assets resulting from operations	8,597,133	9,676,232	17,020,196	41,912,792	11,865,751	4,388,787	15,894,598	6,206,120	267,015	11,562,570

Capital transactions:
Transfer of net premiums	734,338	5,636,470	2,394,402	50,704,272	968,531	3,497,403	832,162	3,085,225	225,086	3,202,177
Transfers due to death benefits	-	(593,599)	(1,668,556)	(1,237,532)	(491,579)	(147,888)	(318,365)	(150,786)	(137,482)	(906,672)
Transfers due to annuity benefit payments	-	-	-	-	(91,638)	-	(52,558)	-	-	-
Transfers due to withdrawal of funds	(2,012,297)	(1,435,547)	(8,978,374)	(14,388,606)	(7,355,004)	(1,064,823)	(6,129,672)	(678,303)	(163,476)	(12,811,717)
Transfers due to loans, net of repayments	10,521	-	(10,969)	-	22,697	-	1,344	-	(956)	476
Transfers due to cost of insurance	(130,722)	(90,110)	(827,517)	(2,032,150)	(104,183)	(53,253)	(97,838)	(44,782)	(4,481)	(709,758)
Transfers due to contingent deferred sales charges	(14)	-	(97)	-	(1,285)	-	(394)	-	-	(164)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	12,971	-	3,416	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(364,729)	3,666,851	1,837,005	6,516,008	5,347,824	2,197,718	(1,001,309)	(39,829)	(38,118)	(3,298,825)

Net increase (decrease) in net assets resulting from capital transactions	(1,762,903)	7,184,065	(7,254,106)	39,561,992	(1,691,666)	4,429,157	(6,763,214)	2,171,525	(119,427)	(14,524,483)

Total increase (decrease)	6,834,230	16,860,297	9,766,090	81,474,784	10,174,085	8,817,944	9,131,384	8,377,645	147,588	(2,961,913)

NET ASSETS, at beginning of the year	34,331,227	34,458,467	132,420,466	312,296,978	63,246,799	22,114,127	43,183,423	14,894,218	3,282,092	122,720,414

NET ASSETS, at end of the year	$41,165,457	$51,318,764	$142,186,556	$393,771,762	$73,420,884	$30,932,071	$52,314,807	$23,271,863	$3,429,680	$119,758,501

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)

Investment income
Dividends	$6,655,607	$6,359,215	$516,562	$609,725	$4,479,628	$824,404	$1,079,436	$268,166	$-	$4,109,461

Expenses
Mortality and expense risk fees and administrative charges	4,432,525	6,598,045	328,227	476,785	3,008,133	640,662	964,375	205,364	26,668	2,719,819

Net investment income (loss)	2,223,082	(238,830)	188,335	132,940	1,471,495	183,742	115,061	62,802	(26,668)	1,389,642

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	9,008,651	6,218,633	(48,055)	981,162	4,935,132	2,149,107	2,271,933	354,456	79,822	(6,417,982)
Realized gain distribution	9,182,941	8,697,359	-	-	-	-	214,091	52,886	31,526	-

Realized gain (loss)	18,191,592	14,915,992	(48,055)	981,162	4,935,132	2,149,107	2,486,024	407,342	111,348	(6,417,982)

Change in net unrealized appreciation/depreciation of investments	7,982,416	58,421,533	7,221,028	7,928,566	53,914,889	9,077,620	15,259,971	3,453,150	455,416	43,287,377

Net gain (loss) on investments	26,174,008	73,337,525	7,172,973	8,909,728	58,850,021	11,226,727	17,745,995	3,860,492	566,764	36,869,395

Net increase (decrease) in net assets resulting from operations	28,397,090	73,098,695	7,361,308	9,042,668	60,321,516	11,410,469	17,861,056	3,923,294	540,096	38,259,037

Capital transactions:
Transfer of net premiums	36,478,447	72,088,868	551,422	9,943,193	2,767,363	8,009,117	360,006	7,600,892	1,073,467	2,120,326
Transfers due to death benefits	(1,002,336)	(2,269,789)	(422,931)	(140,413)	(1,280,821)	(354,704)	(264,019)	(14,811)	-	(901,130)
Transfers due to annuity benefit payments	-	-	(13,289)	-	(132,220)	-	(143,534)	-	-	(111,770)
Transfers due to withdrawal of funds	(22,892,270)	(17,600,406)	(1,720,138)	(1,012,521)	(27,180,739)	(1,624,760)	(5,188,681)	(449,105)	(47,220)	(23,015,489)
Transfers due to loans, net of repayments	-	422	11,289	-	(11,666)	-	(900)	-	-	1,496
Transfers due to cost of insurance	(1,730,218)	(3,179,158)	(56,498)	(193,741)	(850,234)	(269,913)	(20,489)	(90,362)	165	(857,384)
Transfers due to contingent deferred sales charges	-	-	(226)	-	(347)	-	(438)	-	-	(218)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	2,553	-	(8,486)	-	16,488	-	-	(4,961)
Transfers between Sub-Accounts and to/from Fixed Account	(7,782,201)	4,304,238	(472,503)	(2,121,261)	(13,988,185)	(1,990,805)	(2,335,423)	246,618	2,094,858	(2,315,755)

Net increase (decrease) in net assets resulting from capital transactions	3,071,422	53,344,175	(2,120,321)	6,475,257	(40,685,335)	3,768,935	(7,576,990)	7,293,232	3,121,270	(25,084,885)

Total increase (decrease)	31,468,512	126,442,870	5,240,987	15,517,925	19,636,181	15,179,404	10,284,066	11,216,526	3,661,366	13,174,152

NET ASSETS, at beginning of the year	295,572,709	419,693,886	24,026,996	26,072,701	229,600,031	39,414,680	62,182,405	10,229,251	509,252	207,295,093

NET ASSETS, at end of the year	$327,041,221	$546,136,756	$29,267,983	$41,590,626	$249,236,212	$54,594,084	$72,466,471	$21,445,777	$4,170,618	$220,469,245

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account
	(Service Class)			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$126,024	$-	$15,780	$70,033	$57,420	$39,647	$251,093	$1,174,781	$173,449	$10,097,723

Expenses
Mortality and expense risk fees and administrative charges	99,535	8,062	13,667	68,306	75,841	45,255	1,086,145	945,255	201,600	7,511,921

Net investment income (loss)	26,489	(8,062)	2,113	1,727	(18,421)	(5,608)	(835,052)	229,526	(28,151)	2,585,802

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	432,562	16,047	16,994	206,749	183,187	97,953	2,984,129	1,176,858	846,463	8,225,481
Realized gain distribution	-	633	31,765	-	-	-	1,490,489	-	-	45,477,897

Realized gain (loss)	432,562	16,680	48,759	206,749	183,187	97,953	4,474,618	1,176,858	846,463	53,703,378

Change in net unrealized appreciation/depreciation of investments	825,706	178,244	179,850	1,297,035	1,023,856	724,458	15,735,682	22,850,566	3,120,543	54,158,555

Net gain (loss) on investments	1,258,268	194,924	228,609	1,503,784	1,207,043	822,411	20,210,300	24,027,424	3,967,006	107,861,933

Net increase (decrease) in net assets resulting from operations	1,284,757	186,862	230,722	1,505,511	1,188,622	816,803	19,375,248	24,256,950	3,938,855	110,447,735

Capital transactions:
Transfer of net premiums	719,876	211,873	613,335	253,796	1,707,648	43,713	16,953,296	1,240,712	2,251,350	8,767,236
Transfers due to death benefits	(123,128)	-	-	(33,371)	(50,686)	(78,908)	(292,962)	(660,634)	(29,778)	(1,610,467)
Transfers due to annuity benefit payments	-	-	-	(6,481)	-	-	-	(29,730)	-	-
Transfers due to withdrawal of funds	(400,430)	(11,618)	(30,954)	(778,129)	(155,687)	(418,785)	(3,464,740)	(11,407,182)	(322,531)	(28,202,995)
Transfers due to loans, net of repayments	-	-	-	-	-	(993)	1,539	(1,140)	-	17,323
Transfers due to cost of insurance	(26,597)	126	204	(15,764)	(24,407)	-	(383,600)	(150,900)	(36,732)	(4,298,161)
Transfers due to contingent deferred sales charges	-	(2)	-	-	-	(366)	-	(344)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	1,714	-	-	-	2,912	-	-
Transfers between Sub-Accounts and to/from Fixed Account	134,554	388,982	1,304,866	(154,762)	287,362	(48,596)	(4,774,024)	(4,839,033)	(1,044,704)	6,223,771

Net increase (decrease) in net assets resulting from capital transactions	304,275	589,361	1,887,451	(732,997)	1,764,230	(503,935)	8,039,509	(15,845,339)	817,605	(19,103,293)

Total increase (decrease)	1,589,032	776,223	2,118,173	772,514	2,952,852	312,868	27,414,757	8,411,611	4,756,460	91,344,442

NET ASSETS, at beginning of the year	6,757,665	397,161	230,294	5,999,054	3,704,705	3,298,269	64,643,217	84,998,489	12,390,049	532,867,447

NET ASSETS, at end of the year	$8,346,697	$1,173,384	$2,348,467	$6,771,568	$6,657,557	$3,611,137	$92,057,974	$93,410,100	$17,146,509	$624,211,889

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$13,912,409	$1,077,353	$511,797	$220,892	$4,629,504	$940,978	$388,708	$72,380	$2,705	$6,653,848

Expenses
Mortality and expense risk fees and administrative charges	11,417,524	221,314	333,644	182,060	3,158,429	825,732	566,682	203,206	21,670	2,646,395

Net investment income (loss)	2,494,885	856,039	178,153	38,832	1,471,075	115,246	(177,974)	(130,826)	(18,965)	4,007,453

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	23,240,819	332,210	278,738	536,445	1,925,292	611,152	1,329,225	893,864	62,720	1,660,425
Realized gain distribution	71,669,369	385,402	-	-	6,463,977	1,613,200	952,572	980,674	82,988	2,543,684

Realized gain (loss)	94,910,188	717,612	278,738	536,445	8,389,269	2,224,352	2,281,797	1,874,538	145,708	4,204,109

Change in net unrealized appreciation/depreciation of investments	72,875,225	(198,429)	5,710,276	2,084,941	(35,337,050)	(8,699,559)	5,516,200	3,629,458	321,171	(14,503,586)

Net gain (loss) on investments	167,785,413	519,183	5,989,014	2,621,386	(26,947,781)	(6,475,207)	7,797,997	5,503,996	466,879	(10,299,477)

Net increase (decrease) in net assets resulting from operations	170,280,298	1,375,222	6,167,167	2,660,218	(25,476,706)	(6,359,961)	7,620,023	5,373,170	447,914	(6,292,024)

Capital transactions:
Transfer of net premiums	33,795,388	3,229,112	453,091	1,511,748	2,915,086	4,323,277	5,096,934	181,078	162,862	2,812,004
Transfers due to death benefits	(1,085,700)	(62,464)	(276,720)	(134,959)	(1,623,208)	(212,427)	(119,976)	(120,303)	(5,970)	(1,724,705)
Transfers due to annuity benefit payments	-	-	(29,426)	-	(185,008)	-	-	(3,068)	-	(164,315)
Transfers due to withdrawal of funds	(35,415,555)	(2,761,393)	(3,419,632)	(586,036)	(32,037,599)	(3,177,916)	(1,847,079)	(2,512,295)	(76,344)	(30,548,522)
Transfers due to loans, net of repayments	-	6,893	583	-	(3,578)	-	(4,556)	135	-	(7,108)
Transfers due to cost of insurance	(5,072,903)	(1,543)	(43,530)	(28,011)	(871,902)	(143,909)	(202,001)	(27,876)	(3,571)	(627,629)
Transfers due to contingent deferred sales charges	-	-	(988)	-	(70)	-	-	(125)	-	(608)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	2,432	-	(11,881)	-	-	1,638	-	9,195
Transfers between Sub-Accounts and to/from Fixed Account	6,051,957	2,540,868	(1,306,190)	61,695	40,437,708	(5,963,201)	(1,034,035)	(802,673)	(115,129)	15,907,016

Net increase (decrease) in net assets resulting from capital transactions	(1,726,813)	2,951,473	(4,620,380)	824,437	8,619,548	(5,174,176)	1,889,287	(3,283,489)	(38,152)	(14,344,672)

Total increase (decrease)	168,553,485	4,326,695	1,546,787	3,484,655	(16,857,158)	(11,534,137)	9,509,310	2,089,681	409,762	(20,636,696)

NET ASSETS, at beginning of the year	827,154,465	13,801,448	28,645,774	11,286,331	263,095,519	65,435,595	37,758,692	18,300,404	1,439,253	228,561,315

NET ASSETS, at end of the year	$995,707,950	$18,128,143	$30,192,561	$14,770,986	$246,238,361	$53,901,458	$47,268,002	$20,390,085	$1,849,015	$207,924,619

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$4,382,445	$2,293,487	$320,704	$232,159	$40,345	$3,884,759	$345,179	$7,079,150	$20,807,092	$2,023

Expenses
Mortality and expense risk fees and administrative charges	2,125,309	2,148,165	365,969	954,763	502,943	2,693,348	273,103	5,028,582	17,244,649	1,114,045

Net investment income (loss)	2,257,136	145,322	(45,265)	(722,604)	(462,598)	1,191,411	72,076	2,050,568	3,562,443	(1,112,022)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	34,374	3,451,059	1,466,541	4,880,477	1,752,028	5,428,293	903,832	7,233,564	8,545,647	(931)
Realized gain distribution	1,690,245	-	-	5,059,641	2,301,829	8,251,681	810,534	16,871,559	55,055,174	-

Realized gain (loss)	1,724,619	3,451,059	1,466,541	9,940,118	4,053,857	13,679,974	1,714,366	24,105,123	63,600,821	(931)

Change in net unrealized appreciation/depreciation of investments	(8,961,771)	22,148,715	2,297,373	15,917,117	7,134,324	40,008,188	3,104,557	32,961,322	115,877,607	(510)

Net gain (loss) on investments	(7,237,152)	25,599,774	3,763,914	25,857,235	11,188,181	53,688,162	4,818,923	57,066,445	179,478,428	(1,441)

Net increase (decrease) in net assets resulting from operations	(4,980,016)	25,745,096	3,718,649	25,134,631	10,725,583	54,879,573	4,890,999	59,117,013	183,040,871	(1,113,463)

Capital transactions:
Transfer of net premiums	41,037,087	1,820,321	4,478,961	1,385,762	7,843,358	2,295,453	4,002,514	5,384,621	281,920,720	6,635,360
Transfers due to death benefits	(989,474)	(817,962)	(150,107)	(449,888)	(219,848)	(1,144,330)	(45,719)	(1,111,233)	(7,282,453)	(868,520)
Transfers due to annuity benefit payments	-	(92,278)	-	(47,693)	-	(113,262)	-	-	-	(119,902)
Transfers due to withdrawal of funds	(5,268,578)	(18,543,367)	(1,365,224)	(9,311,050)	(1,364,781)	(24,194,089)	(892,866)	(29,158,116)	(43,355,473)	(32,417,636)
Transfers due to loans, net of repayments	-	(7,182)	-	(4,691)	-	(8,664)	-	(10,872)	-	30,467
Transfers due to cost of insurance	(785,806)	(681,102)	(151,972)	(128,149)	(146,238)	(742,138)	(87,445)	(2,724,057)	(8,490,328)	(28,937)
Transfers due to contingent deferred sales charges	(54)	(578)	-	(1,910)	-	(1,367)	-	(5)	-	(972)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	116	-	(4,239)	-	4,148	-	-	-	30,085
Transfers between Sub-Accounts and to/from Fixed Account	1,929,745	507,168	(767,969)	(4,067,001)	(2,114,465)	(15,668,361)	(763,598)	12,495,650	14,449,141	14,896,281

Net increase (decrease) in net assets resulting from capital transactions	35,922,920	(17,814,864)	2,043,689	(12,628,859)	3,998,026	(39,572,610)	2,212,886	(15,124,012)	237,241,607	(11,843,774)

Total increase (decrease)	30,942,904	7,930,232	5,762,338	12,505,772	14,723,609	15,306,963	7,103,885	43,993,001	420,282,478	(12,957,237)

NET ASSETS, at beginning of the year	140,101,627	164,504,991	22,660,764	76,986,779	29,147,615	206,543,288	16,238,751	372,518,830	1,060,350,289	106,290,084

NET ASSETS, at end of the year	$171,044,531	$172,435,223	$28,423,102	$89,492,551	$43,871,224	$221,850,251	$23,342,636	$416,511,831	$1,480,632,767	$93,332,847

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

Investment income
Dividends	$309,439	$341,180	$55,926	$-	$-	$81,622	$1,161,879	$59,171	$-	$166,334

Expenses
Mortality and expense risk fees and administrative charges	242,391	384,187	87,596	1,893,663	88,776	98,863	2,078,220	141,320	100,624	108,220

Net investment income (loss)	67,048	(43,007)	(31,670)	(1,893,663)	(88,776)	(17,241)	(916,341)	(82,149)	(100,624)	58,114

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(140,741)	2,781,728	252,206	5,864,856	422,216	162,829	8,201,459	718,916	(386,168)	(24,747)
Realized gain distribution	84,311	3,792,388	728,020	8,502,602	409,665	203,391	-	-	-	73,736

Realized gain (loss)	(56,430)	6,574,116	980,226	14,367,458	831,881	366,220	8,201,459	718,916	(386,168)	48,989

Change in net unrealized appreciation/depreciation of investments	(121,059)	4,811,141	1,011,726	44,534,866	1,869,366	1,574,236	43,980,962	2,588,953	(156,584)	(378,537)

Net gain (loss) on investments	(177,489)	11,385,257	1,991,952	58,902,324	2,701,247	1,940,456	52,182,421	3,307,869	(542,752)	(329,548)

Net increase (decrease) in net assets resulting from operations	(110,441)	11,342,250	1,960,282	57,008,661	2,612,471	1,923,215	51,266,080	3,225,720	(643,376)	(271,434)

Capital transactions:
Transfer of net premiums	1,892,197	521,035	1,188,282	1,539,121	712,350	1,326,359	1,867,267	1,603,454	926,330	3,316,935
Transfers due to death benefits	(219,221)	(206,273)	(25,437)	(670,244)	(39,588)	(17,690)	(670,001)	(146,704)	(153,073)	(105,203)
Transfers due to annuity benefit payments	-	(11,552)	-	(78,859)	-	-	(90,912)	-	-	-
Transfers due to withdrawal of funds	(3,253,821)	(4,580,990)	(284,886)	(15,908,906)	(412,481)	(381,568)	(18,220,367)	(335,797)	(481,859)	(271,463)
Transfers due to loans, net of repayments	-	30,461	-	(1,950)	-	(894)	5,891	-	(2,040)	-
Transfers due to cost of insurance	(6,089)	(43,052)	(12,087)	(592,482)	(25,800)	(11,368)	(619,511)	(38,933)	(14,442)	(2,753)
Transfers due to contingent deferred sales charges	-	(598)	-	(231)	-	-	(58)	-	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	2,390	-	856	-	-	(4,110)	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	2,546,590	(1,189,845)	302,713	(26,404,316)	(812,938)	512,339	(18,457,203)	(296,853)	671,101	2,435,029

Net increase (decrease) in net assets resulting from capital transactions	959,656	(5,478,424)	1,168,585	(42,117,011)	(578,457)	1,427,178	(36,189,004)	785,167	946,017	5,372,545

Total increase (decrease)	849,215	5,863,826	3,128,867	14,891,650	2,034,014	3,350,393	15,077,076	4,010,887	302,641	5,101,111

NET ASSETS, at beginning of the year	17,356,249	31,069,642	4,544,763	139,227,232	5,836,807	5,885,678	155,142,178	8,713,435	7,885,001	5,135,023

NET ASSETS, at end of the year	$18,205,464	$36,933,468	$7,673,630	$154,118,882	$7,870,821	$9,236,071	$170,219,254	$12,724,322	$8,187,642	$10,236,134

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)
Investment income
Dividends	$50,861	$2,449,279	$2,466	$329,263	$216,776	$-	$19,718	$339,191	$3,549,987	$2,937,560

Expenses
Mortality and expense risk fees and administrative charges	94,496	3,081,988	1,535	157,059	55,791	69,743	2,043,408	396,420	3,087,862	855,126

Net investment income (loss)	(43,635)	(632,709)	931	172,204	160,985	(69,743)	(2,023,690)	(57,229)	462,125	2,082,434

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	430,907	8,056,572	1,192	(478,255)	(299,294)	278,756	6,464,781	1,129,363	3,230,021	1,112,018
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	430,907	8,056,572	1,192	(478,255)	(299,294)	278,756	6,464,781	1,129,363	3,230,021	1,112,018

Change in net unrealized appreciation/depreciation of investments	1,288,247	54,223,320	10,276	1,910,315	77,745	1,300,788	43,044,994	5,526,205	54,950,413	(4,312,485)

Net gain (loss) on investments	1,719,154	62,279,892	11,468	1,432,060	(221,549)	1,579,544	49,509,775	6,655,568	58,180,434	(3,200,467)

Net increase (decrease) in net assets resulting from operations	1,675,519	61,647,183	12,399	1,604,264	(60,564)	1,509,801	47,486,085	6,598,339	58,642,559	(1,118,033)

Capital transactions:
Transfer of net premiums	835,175	2,828,439	-	26,527	-	767,042	1,641,377	5,919,001	3,274,095	5,139,262
Transfers due to death benefits	(109,444)	(1,425,100)	-	(163,612)	(20,795)	(31,566)	(730,586)	(291,320)	(1,558,882)	(492,776)
Transfers due to annuity benefit payments	-	(128,574)	-	(10,393)	-	-	(90,313)	-	(134,161)	-
Transfers due to withdrawal of funds	(277,226)	(28,514,021)	(3,271)	(1,942,864)	(526,873)	(264,795)	(17,885,567)	(1,100,404)	(29,360,449)	(2,386,729)
Transfers due to loans, net of repayments	-	(8,458)	-	(2,198)	-	-	(4,518)	-	(21,008)	-
Transfers due to cost of insurance	(18,747)	(890,994)	(277)	(13,614)	-	(7,357)	(616,298)	(109,422)	(712,640)	(240,467)
Transfers due to contingent deferred sales charges	-	(477)	-	(272)	(229)	-	(398)	-	(993)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	9,221	-	1,900	-	-	(1,586)	-	16,953	-
Transfers between Sub-Accounts and to/from Fixed Account	(328,678)	(17,572,426)	1	(617,545)	(196,284)	(57,819)	(16,638,287)	(609,702)	(12,198,660)	5,348,611

Net increase (decrease) in net assets resulting from capital transactions	101,080	(45,702,390)	(3,547)	(2,722,071)	(744,181)	405,505	(34,326,176)	3,808,153	(40,695,745)	7,367,901

Total increase (decrease)	1,776,599	15,944,793	8,852	(1,117,807)	(804,745)	1,915,306	13,159,909	10,406,492	17,946,814	6,249,868

NET ASSETS, at beginning of the year	5,913,426	238,081,589	111,303	14,511,233	4,641,376	4,223,062	152,596,136	24,176,443	246,015,326	61,742,403

NET ASSETS, at end of the year	$7,690,025	$254,026,382	$120,155	$13,393,426	$3,836,631	$6,138,368	$165,756,045	$34,582,935	$263,962,140	$67,992,271

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	ING Clarion Global Real Estate Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Investment income
Dividends	$15,682,775	$198,896	$705,132	$30,357	$412,737	$2,519	$327,789	$952,125

Expenses
Mortality and expense risk fees and administrative charges	3,885,965	238,949	607,984	47,714	411,093	207,106	246,879	219,172

Net investment income (loss)	11,796,810	(40,053)	97,148	(17,357)	1,644	(204,587)	80,910	732,953

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,564,243	981,134	936,487	232,647	1,966,337	-	(1,567,555)	949,592
Realized gain distribution	-	-	-	-	-	-	-	-

Realized gain (loss)	2,564,243	981,134	936,487	232,647	1,966,337	-	(1,567,555)	949,592

Change in net unrealized appreciation/depreciation of investments	(18,524,568)	3,014,976	10,403,398	673,762	7,981,782	-	(1,908,384)	(1,291,194)

Net gain (loss) on investments	(15,960,325)	3,996,110	11,339,885	906,409	9,948,119	-	(3,475,939)	(341,602)

Net increase (decrease) in net assets resulting from operations	(4,163,515)	3,956,057	11,437,033	889,052	9,949,763	(204,587)	(3,395,029)	391,351

Capital transactions:
Transfer of net premiums	3,808,144	2,713,730	1,046,714	606,043	382,553	815,227	1,489,804	2,136,463
Transfers due to death benefits	(2,437,438)	(75,537)	(280,649)	(38,124)	(494,776)	(430,789)	(181,759)	(75,010)
Transfers due to annuity benefit payments	(202,275)	-	(44,461)	-	(3,105)	(24,252)	(26,385)	(22,874)
Transfers due to withdrawal of funds	(41,246,005)	(526,446)	(5,125,845)	(91,871)	(5,047,216)	(4,939,072)	(1,753,527)	(1,420,402)
Transfers due to loans, net of repayments	1,121	-	(1,189)	-	(105)	841	(1,320)	2,352
Transfers due to cost of insurance	(1,009,565)	(56,374)	(141,285)	(3,328)	(45,589)	19,338	(50,282)	(44,915)
Transfers due to contingent deferred sales charges	(1,526)	-	(337)	-	(638)	(1,426)	(23)	(25)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(8,369)	-	(20,725)	-	(197)	7,740	(16,037)	(7,457)
Transfers between Sub-Accounts and to/from Fixed Account	28,568,708	150,765	(1,662,388)	(266,829)	(1,584,428)	1,109,117	489,073	264,262

Net increase (decrease) in net assets resulting from capital transactions	(12,527,205)	2,206,138	(6,230,165)	205,891	(6,793,501)	(3,443,276)	(50,456)	832,394

Total increase (decrease)	(16,690,720)	6,162,195	5,206,868	1,094,943	3,156,262	(3,647,863)	(3,445,485)	1,223,745

NET ASSETS, at beginning of the year	328,226,106	15,509,860	49,987,835	2,805,381	36,080,990	20,050,559	21,573,828	16,182,211

NET ASSETS, at end of the year	$311,535,386	$21,672,055	$55,194,703	$3,900,324	$39,237,252	$16,402,696	$18,128,343	$17,405,956

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 9, 1998. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains eight segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, MassMutual Artistry, MassMutual Transitions®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM and MassMutual Equity EdgeSM. Five of the eight segments within the Separate Account: Panorama Passage®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM and MassMutual EquityEdgeSM have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2014, the Separate Account consists of fifty-three sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the eight segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account (Initial Class and Service Class 2)	Fidelity® VIP Contrafund® Portfolio [1] (Initial Class and Service Class 2)

Invesco V.I. Diversified Dividend Sub-Account (Series I and Series II)	Invesco V.I. Diversified Dividend Fund [3] (Series I and Series II)

Invesco V.I. Global Health Care Sub-Account (Series I and Series II)	Invesco V.I. Global Health Care Fund [3] (Series I and Series II)

Invesco V.I. Technology Sub-Account (Series I and Series II)	Invesco V.I. Technology Fund [3] (Series I and Series II)

Ivy Asset Strategy Sub-Account	Ivy Funds VIP Asset Strategy Portfolio [8]

MML Aggressive Allocation Sub-Account (Initial and Service Class)	MML Aggressive Allocation Fund [4] (Initial and Service Class)

MML Balanced Allocation Sub-Account (Initial and Service Class)	MML Balanced Allocation Fund [4] (Initial and Service Class)

MML Blend Sub-Account (Initial and Service Class)	MML Blend Fund [5] (Initial and Service Class)

MML Blue Chip Growth Sub-Account (Initial and Service Class)	MML Blue Chip Growth Fund [4] (Initial and Service Class)

MML Conservative Allocation Sub-Account (Initial and Service Class)	MML Conservative Allocation Fund [4] (Initial and Service Class)

MML Core Allocation Sub-Account	MML American Funds® Core Allocation [4]

MML Equity Sub-Account (Initial and Service Class)	MML Equity Fund [5] (Initial and Service Class)

MML Equity Income Sub-Account (Initial and Service Class)	MML Equity Income Fund [4] (Initial and Service Class)

MML Equity Index Sub-Account (Class I and Service Class I)	MML Equity Index Fund [4] (Class I and Service Class I)

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Focused Equity Sub-Account	MML Focused Equity Fund [4]

MML Foreign Sub-Account (Initial and Service Class)	MML Foreign Fund [4,10] (Initial and Service Class)

MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund [4]

MML Fundamental Value Sub-Account	MML Fundamental Value Fund [4]

MML Global Sub-Account (Class I, II, Service Class I)	MML Global Fund [4] (Class I, II, Service Class I)

MML Growth Sub-Account	MML American Funds® Growth Fund [4]

MML Growth & Income Sub-Account (Initial and Service Class)	MML Growth & Income Fund [4] (Initial and Service Class)

MML Growth Allocation Sub-Account (Initial and Service Class)	MML Growth Allocation Fund [4] (Initial and Service Class)

MML High Yield Sub-Account	MML High Yield Fund [5]

MML Income & Growth Sub-Account (Initial and Service Class)	MML Income & Growth Fund [4] (Initial and Service Class)

MML Inflation-Protected and Income Sub-Account (Initial and Service Class)	MML Inflation-Protected and Income Fund [5] (Initial and Service Class)

MML International Sub-Account	MML American Funds® International Fund [4]

MML International Equity Sub-Account	MML International Equity Fund [4]

MML Large Cap Growth Sub-Account (Initial and Service Class)	MML Large Cap Growth Fund [4] (Initial and Service Class)

MML Managed Bond Sub-Account (Initial and Service Class)	MML Managed Bond Fund [5] (Initial and Service Class)

MML Managed Volatility Sub-Account (Initial and Service Class)	MML Managed Volatility Fund [4] (Initial and Service Class)

MML Mid Cap Growth Sub-Account (Initial and Service Class)	MML Mid Cap Growth Fund [4] (Initial and Service Class)

MML Mid Cap Value Sub-Account (Initial and Service Class)	MML Mid Cap Value Fund [4] (Initial and Service Class)

MML Moderate Allocation Sub-Account (Initial and Service Class)	MML Moderate Allocation Fund [4] (Initial and Service Class)

MML Money Market Sub-Account	MML Money Market Fund [5]

MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

MML Small Cap Equity Sub-Account (Initial and Service Class)	MML Small Cap Equity Fund [5] (Initial and Service Class)

MML Small Cap Growth Equity Sub-Account (Initial and Service Class)	MML Small Cap Growth Equity Fund [4] (Initial and Service Class)

MML Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Small/Mid Cap Value Sub-Account (Initial and Service Class)	MML Small/Mid Cap Value Fund [4] (Initial and Service Class)

MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Total Return Bond Sub-Account [11]	MML Total Return Bond Fund [4] , 12

Oppenheimer Capital Appreciation Sub-Account (Service and Non-Service)	Oppenheimer Capital Appreciation Fund/VA [6] (Service and Non-Service)

Oppenheimer Capital Income Sub-Account (Service and Non-Service)	Oppenheimer Capital Income Fund/VA [6] (Service and Non-Service)

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA [6]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service and Non-Service)	Oppenheimer Discovery Mid Cap Growth Fund/VA [6] (Service and Non-Service)

Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Diversified Alternatives Fund/VA [6]

Oppenheimer Global Sub-Account (Service and Non-Service)	Oppenheimer Global Fund/VA [6] (Service and Non-Service)

Oppenheimer Global Strategic Income Sub-Account (Service and Non-Service)	Oppenheimer Global Strategic Income Fund/VA [6] (Service and Non-Service)

Oppenheimer International Growth Sub-Account (Service and Non-Service)	Oppenheimer International Growth Fund/VA [6] (Service and Non-Service)

Oppenheimer Main Street Sub-Account (Service and Non-Service)	Oppenheimer Main Street Fund®/VA [6] (Service and Non-Service)

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA 6

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [7]

VY Clarion Global Real Estate Sub-Account [9]	VY Clarion Global Real Estate Portfolio [2,9]

In addition to the fifty-three sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	VOYA Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]	OFI Global Asset Management, Inc. serves as the investment adviser to the listed Funds/Portfolios.
[7]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[8]	Waddell & Reed Investment Management Company serves as Investment Advisor to this portfolio.
[9]	VY Clarion Global Real Estate was formerly known as ING Clarion Global Real Estate.
[10]	Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.
[11]	Formerly known as MML Total Return Sub-Account.
[12]	Formerly known as MML PIMCO Total Return Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

Notes To Financial Statements (Continued)

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account by an equal amount. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $998,822 for the year ended December 31, 2014. Net transfers from MassMutual to the Separate Account totaled $2,166 for the year ended December 31, 2013. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table, except for the MassMutual RetireEase Select SM Segment which uses the Annuity 2000 table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2014. There have been no transfers between levels for the year ended December 31, 2014.

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account

	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$12,812,758	$16,833,757	$565,210	$4,431,710	$1,920,321	$4,813,137	$1,064,623	$2,346,771	$8,608,521	$5,636,208	$18,318,221	$23,495,701	$78,093,931
Proceeds from sales	(64,275,844)	(6,178,643)	(1,036,502)	(1,400,369)	(2,633,951)	(1,425,511)	(1,789,627)	(742,372)	(879,605)	(6,086,136)	(4,491,245)	(17,848,432)	(28,139,868)

	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)
Cost of purchases	$5,696,470	$9,781,391	$8,468,503	$11,018,697	$619,007	$29,585,078	$81,266,793	$146,089,374	$2,232,864	$13,985,032	$12,303,950	$11,336,925	$4,755,368
Proceeds from sales	(13,785,384)	(2,979,285)	(9,981,448)	(2,963,741)	(3,555,723)	(36,019,738)	(53,472,751)	(21,677,707)	(5,869,532)	(4,271,314)	(46,455,393)	(5,746,539)	(20,412,100)

	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account
	(Service Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Service Class I)	(Service Class I)	(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$11,336,777	$3,215,588	$18,177,841	$4,549,856	$1,323,307	$3,140,107	$817,543	$2,581,178	$166,999	$20,682,723	$1,678,637	$3,780,283	$78,125,907
Proceeds from sales	(3,615,107)	(1,030,956)	(36,136,779)	(1,249,087)	(432,256)	(588,623)	(1,205,286)	(523,660)	(476,947)	(9,132,352)	(16,581,366)	(3,914,272)	(57,044,009)

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$139,956,206	$10,520,521	$1,347,123	$2,756,675	$30,845,644	$9,010,628	$8,564,975	$247,374	$2,878,243	$1,468,935	$18,153,717	$51,502,965	$18,553,215
Proceeds from sales	(57,120,190)	(4,943,457)	(4,773,783)	(2,522,270)	(48,020,874)	(7,822,053)	(4,699,159)	(44,805)	(3,976,182)	(558,340)	(40,378,862)	(8,793,868)	(32,310,917)

	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$7,213,990	$12,820,708	$16,626,808	$40,158,873	$10,155,420	$52,274,387	$383,072,514	$40,027,450	$9,693,397	$6,007,575	$3,955,777	$45,263,662	$4,993,961
Proceeds from sales	(3,429,641)	(15,598,459)	(3,815,686)	(47,422,037)	(2,555,338)	(48,849,697)	(33,944,932)	(49,166,350)	(6,726,295)	(6,684,245)	(1,518,693)	(29,659,656)	(1,040,461)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Diversified Alternatives Sub-Account

		(Initial Class)	(Service Class)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Cost of purchases	$4,726,235	$11,892,356	$3,998,269	$2,156,390	$4,970,639	$2,157,385	$11,958,049	$2,338	$410,622	$188,380	$1,214,141	$7,153,103	$1,233,780
Proceeds from sales	(1,683,887)	(35,540,319)	(2,062,362)	(1,593,238)	(2,563,711)	(1,078,000)	(64,480,000)	(2,413)	(3,086,084)	(616,531)	(1,194,238)	(30,223,508)	(89,090)

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account

	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Cost of purchases	$9,526,389	$18,362,643	$12,452,891	$27,312,059	$4,851,357	$4,099,850	$1,174,514	$1,704,245	$1,382,813	$3,294,066	$4,589,896
Proceeds from sales	(2,502,036)	(43,162,148)	(5,150,068)	(54,493,419)	(2,154,156)	(8,970,582)	(417,004)	(7,601,747)	(5,096,668)	(3,671,107)	(3,024,327)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2014 were as follows:

2014	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)

Units purchased	268,438	639,577	9,084	180,631	17,824	100,326	26,934	44,948	443,275	55,231	734,850
Units withdrawn	(1,830,613)	(172,461)	(83,612)	(78,685)	(79,493)	(17,436)	(62,497)	(9,611)	(15,556)	(310,104)	(186,854)
Units transferred between Sub-Accounts and to/from the Fixed Account	(673,386)	188	17,350	281,153	17,822	58,281	(32,601)	35,783	108,344	2,718	74,040

Net increase (decrease)	(2,235,561)	467,304	(57,178)	383,099	(43,847)	141,171	(68,164)	71,120	536,063	(252,155)	622,036

2014 (Continued)	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MM Blend Sub-Account	MM Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)		(Initial Class)

Units purchased	112,123	3,159,721	95,133	285,484	28,711	260,814	3,530	156,739	2,481,810	8,747,911	57,181
Units withdrawn	(872,454)	(1,777,044)	(605,305)	(73,111)	(301,212)	(48,876)	(4,662)	(1,555,116)	(1,723,424)	(2,123,812)	(245,086)
Units transferred between Sub-Accounts and to/from the Fixed Account	449,417	337,488	(5,725)	138,110	23,698	95,037	(230,048)	293,784	(439,660)	1,198,471	(21,897)

Net increase (decrease)	(310,914)	1,720,165	(515,897)	350,483	(248,803)	306,975	(231,180)	(1,104,593)	318,726	7,822,570	(209,802)

2014 (Continued)	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)			(Class I)

Units purchased	778,803	189,657	503,664	18,601	499,122	63,015	213,190	69,538	55,041	107,944	8,552
Units withdrawn	(144,545)	(1,864,489)	(171,038)	(639,531)	(61,207)	(20,585)	(1,864,630)	(31,096)	(2,169)	(8,294)	(60,002)
Units transferred between Sub-Accounts and to/from the Fixed Account	(8,058)	(308,184)	(9,583)	(446,989)	(8,688)	80,984	1,217,346	196,685	8,685	75,276	24,037

Net increase (decrease)	626,200	(1,983,016)	323,043	(1,067,919)	429,227	123,414	(434,094)	235,127	61,557	174,926	(27,413)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account
	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)

Units purchased	105,636	5,396	1,177,791	45,987	153,348	678,576	3,029,748	212,530	34,425	124,541	234,911
Units withdrawn	(20,230)	(27,273)	(363,655)	(631,663)	(83,046)	(2,928,444)	(3,496,134)	(176,347)	(216,639)	(51,723)	(3,125,491)
Units transferred between Sub-Accounts and to/from the Fixed Account	74,384	(6,847)	(91,737)	(219,327)	(60,447)	4,870	255,799	217,360	(25,418)	(56,453)	199,970

Net increase (decrease)	159,790	(28,724)	722,399	(805,003)	9,855	(2,244,998)	(210,587)	253,543	(207,632)	16,365	(2,690,610)

2014 (Continued)	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	253,861	478,304	7,513	15,422	25,568	199,400	2,902,625	174,726	265,332	61,967	499,066
Units withdrawn	(251,769)	(225,295)	(5)	(161,053)	(5,445)	(2,312,648)	(739,269)	(1,563,216)	(88,886)	(404,844)	(120,934)
Units transferred between Sub-Accounts and to/from the Fixed Account	(237,293)	143,384	13,388	(53,930)	25,646	(21,353)	95,858	(92,660)	3,590	(133,369)	4,313

Net increase (decrease)	(235,201)	396,393	20,896	(199,561)	45,769	(2,134,601)	2,259,214	(1,481,150)	180,036	(476,246)	382,445

2014 (Continued)	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	137,956	220,506	388,466	23,779,604	1,108,819	235,714	22,390	80,462	92,892	79,267	75,867
Units withdrawn	(1,354,190)	(60,278)	(2,675,875)	(5,897,201)	(3,427,384)	(397,531)	(202,229)	(23,888)	(856,820)	(15,694)	(29,229)
Units transferred between Sub-Accounts and to/from the Fixed Account	(757,578)	(20,103)	641,341	237,791	1,391,006	423,387	(57,798)	11,424	(120,042)	13,265	(11,495)

Net increase (decrease)	(1,973,812)	140,125	(1,646,068)	18,120,194	(927,559)	261,570	(237,637)	67,998	(883,970)	76,838	35,145

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Initial Class)	(Service Class)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)

Units purchased	130,086	125,015	78,032	224,984	63,349	189,229	-	2,665	-	48,526	147,224
Units withdrawn	(1,149,040)	(28,303)	(45,947)	(62,844)	(28,173)	(2,148,567)	(50)	(177,630)	(39,497)	(16,791)	(1,271,681)
Units transferred between Sub-Accounts and to/from the Fixed Account	(354,024)	(6,729)	25,872	64,908	22,104	(1,147,980)	-	(37,835)	(2,691)	(23,167)	(140,735)

Net increase (decrease)	(1,372,978)	89,983	57,957	227,048	57,280	(3,107,318)	(50)	(212,800)	(42,188)	8,568	(1,265,192)

2014 (Continued)	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Non-Service)
Units purchased	54,359	355,765	187,839	335,724	266,680	137,840	54,499	32,426	33,086	44,680	107,778
Units withdrawn	(169)	(78,557)	(1,516,613)	(237,272)	(2,772,974)	(43,201)	(251,619)	(11,124)	(295,371)	(331,394)	(220,544)
Units transferred between Sub-Accounts and to/from the Fixed Account	55,610	56,289	(16,180)	95,449	101,500	60,406	18,255	18,584	(96,410)	(44,507)	143,979

Net increase (decrease)	109,800	333,497	(1,344,954)	193,901	(2,404,794)	155,045	(178,865)	39,886	(358,695)	(331,221)	31,213

2014 (Continued)	VY Clarion Global Real Estate Sub-Account

Units purchased	116,599
Units withdrawn	(129,576)
Units transferred between Sub-Accounts and to/from the Fixed Account	60,726

Net increase (decrease)	47,749

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I . Diversified Dividend Sub-Account	Invesco V.I . Diversified Dividend Sub-Account	Invesco V.I .. Global Health Care Sub-Account	Invesco V.I .. Global Health Care Sub-Account	Invesco V.I . Technology Sub-Account	Invesco V.I . Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account

	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)	(Initial Class)
Units purchased	265,418	629,869	40,006	226,899	30,514	84,957	25,364	28,948	241,753	59,340	443,079	188,750
Units withdrawn	(1,915,552)	(151,971)	(101,398)	(19,382)	(94,393)	(9,518)	(97,778)	(7,799)	(7,196)	(166,892)	(170,109)	(902,444)
Units transferred between Sub- Accounts and to/from the Fixed Account	(1,064,656)	(8,539)	6,524	321,297	41,517	142,879	(11,345)	16,105	229,781	(35,256)	296,904	150,697

Net increase (decrease)	(2,714,790)	469,359	(54,868)	528,814	(22,362)	218,318	(83,759)	37,254	464,338	(142,808)	569,874	(562,997)

2013 (Continued)	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
Units purchased	4,107,949	64,396	223,122	50,513	179,434	16,340	252,503	2,963,830	5,873,735	39,477	685,534	181,466
Units withdrawn	(1,424,635)	(490,317)	(78,938)	(369,957)	(53,281)	(24,312)	(1,137,618)	(2,075,079)	(1,895,388)	(150,672)	(93,432)	(1,813,967)
Units transferred between Sub- Accounts and to/from the Fixed Account	525,282	326,622	141,150	(55,870)	1,955	(3,866)	(257,052)	(599,817)	352,493	(31,925)	(136,334)	(884,161)

Net increase (decrease)	3,208,596	(99,299)	285,334	(375,314)	128,108	(11,838)	(1,142,167)	288,934	4,330,840	(143,120)	455,768	(2,516,662)

2013 (Continued)	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account
	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)			(Class I)	(Service Class I)	(Class II)
Units purchased	506,861	28,034	489,901	87,302	163,645	48,892	18,403	51,155	19,896	130,803	5,460	1,290,966
Units withdrawn	(145,493)	(405,143)	(36,778)	(3,562)	(1,683,533)	(38,588)	(956)	(2,587)	(65,029)	(17,613)	(48,222)	(318,239)
Units transferred between Sub- Accounts and to/from the Fixed Account	(119,441)	(187,065)	19,434	164,855	(97,865)	9,725	34,617	107,383	(12,513)	23,073	(4,454)	(335,456)

Net increase (decrease)	241,927	(564,174)	472,557	248,595	(1,617,753)	20,029	52,064	155,951	(57,646)	136,263	(47,216)	637,271

2013 (Continued)	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)
Units purchased	79,703	169,193	685,836	2,633,243	242,973	36,294	109,341	217,837	330,660	445,303	15,736	11,385
Units withdrawn	(762,605)	(30,082)	(2,672,410)	(3,304,916)	(210,795)	(254,443)	(53,648)	(2,599,051)	(273,383)	(192,824)	(197,676)	(6,747)
Units transferred between Sub- Accounts and to/from the Fixed Account	(303,783)	(76,828)	491,173	448,111	188,965	(88,595)	5,714	3,155,033	(461,710)	(83,167)	(54,311)	(6,879)

Net increase (decrease)	(986,685)	62,283	(1,495,401)	(223,562)	221,143	(306,744)	61,407	773,819	(404,433)	169,312	(236,251)	(2,241)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013 (Continued)	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account

	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	190,914	2,974,315	140,343	335,633	73,071	493,257	123,488	216,682	420,779	22,437,360	700,724	180,966
Units withdrawn	(2,269,919)	(512,823)	(1,442,452)	(126,303)	(445,173)	(110,694)	(1,340,269)	(55,203)	(2,593,622)	(4,713,534)	(3,512,569)	(329,015)
Units transferred between Sub-Accounts and to/from the Fixed Account	1,151,452	136,270	17,808	(54,166)	(203,979)	(123,004)	(822,877)	(37,266)	996,222	1,164,318	1,576,044	241,097

Net increase (decrease)	(927,553)	2,597,762	(1,284,301)	155,164	(576,081)	259,559	(2,039,658)	124,213	(1,176,621)	18,888,144	(1,235,801)	93,048

2013 (Continued)	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)			(Service)	(Non-Service)	(Service)
Units purchased	30,771	73,095	86,047	35,457	68,392	116,198	93,957	80,707	323,695	59,684	215,642	-
Units withdrawn	(270,085)	(19,912)	(877,887)	(24,726)	(21,177)	(1,128,742)	(31,161)	(58,589)	(36,813)	(29,401)	(2,229,430)	(317)
Units transferred between Sub-Accounts and to/from the Fixed Account	(65,451)	20,233	(1,328,801)	(39,677)	26,395	(1,102,278)	(15,768)	58,244	235,433	(24,123)	(1,198,041)	-

Net increase (decrease)	(304,765)	73,416	(2,120,641)	(28,946)	73,610	(2,114,822)	47,028	80,362	522,315	6,160	(3,211,829)	(317)

2013 (Continued)	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account
	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Units purchased	2,217	-	49,933	135,956	319,701	182,569	339,070	237,603	132,380	64,915	40,704	28,619
Units withdrawn	(174,835)	(41,084)	(20,892)	(1,289,361)	(83,420)	(1,634,830)	(207,132)	(2,722,763)	(32,016)	(264,116)	(8,931)	(372,565)
Units transferred between Sub-Accounts and to/from the Fixed Account	(51,893)	(14,790)	(1,609)	(1,046,857)	(27,539)	(617,817)	349,879	1,891,234	5,797	(77,629)	(18,265)	(108,010)

Net increase (decrease)	(224,511)	(55,874)	27,432	(2,200,262)	208,742	(2,070,078)	481,817	(593,926)	106,161	(276,830)	13,508	(451,956)

2013 (Continued)	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	ING Clarion Global Real Estate Sub-Account
	(Non-Service)	(Advisor Class)
Units purchased	71,030	157,520	168,781
Units withdrawn	(495,124)	(215,685)	(122,840)
Units transferred between Sub-Accounts and to/from the Fixed Account	103,388	55,561	23,024

Net increase (decrease)	(320,706)	(2,604)	68,965

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2014 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account (Initial Class)
2014	12,456,429	$19.44 to $27.08	$302,421,907	0.91%	0.95% to 2.60%	9.07% to 10.89%
2013	14,691,990	17.82 to 24.42	323,174,155	1.04	0.95 to 2.60	27.92 to 30.05
2012	17,406,780	13.93 to 18.78	295,726,935	1.31	0.95 to 2.60	13.42 to 15.31
2011	19,495,926	12.28 to 16.29	288,716,116	0.99	0.95 to 2.60	(5.02) to (3.45)
2010	21,307,937	12.93 to 16.87	328,970,155	1.23	0.95 to 2.60	14.21 to 16.11

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)
2014	4,144,327	18.85 to 23.90	95,084,153	0.80	1.15 to 3.10	8.25 to 10.38
2013	3,677,023	17.42 to 21.66	76,557,019	0.92	1.15 to 3.10	26.96 to 29.46
2012	3,207,664	13.72 to 16.73	51,704,431	1.23	1.15 to 3.10	12.59 to 14.81
2011	2,798,369	12.18 to 14.57	39,394,895	0.90	1.15 to 3.10	(5.75) to (3.89)
2010	2,159,481	12.93 to 15.16	31,796,260	1.17	1.15 to 3.10	5.11 to 15.59

Invesco V.I. Diversified Dividend Sub-Account (Series I)
2014	664,091	7.18 to 9.91	6,279,723	1.70	0.95 to 2.60	9.93 to 11.76
2013	721,269	6.53 to 8.87	6,104,301	2.30	0.95 to 2.60	27.67 to 29.80
2012	776,137	5.11 to 6.83	5,099,770	2.15	0.95 to 2.60	15.67 to 17.60
2011	523,132	4.42 to 5.81	2,948,506	0.21	0.95 to 2.60	(4.60) to (3.02)
2010	601,185	4.63 to 5.99	3,518,127	0.10	0.95 to 2.60	7.49 to 9.27

Invesco V.I. Diversified Dividend Sub-Account (Series II)
2014	1,363,565	6.97 to 9.07	11,705,249	1.54	1.15 to 3.10	9.10 to 11.25
2013	980,466	6.39 to 8.15	7,598,236	2.53	1.15 to 3.10	26.78 to 29.27
2012	451,652	5.04 to 6.31	2,711,573	2.01	1.15 to 3.10	14.75 to 17.01
2011	333,745	4.39 to 5.39	1,713,429	0.15	1.15 to 3.10	(5.21) to (3.35)
2010	261,924	4.63 to 5.58	1,403,750	-	1.15 to 3.10	(5.76) to 8.84

Invesco V.I. Global Health Care Sub-Account (Series I)
2014	608,001	19.68 to 26.43	15,088,993	-	0.95 to 2.60	16.60 to 18.54
2013	651,848	16.88 to 22.30	13,759,629	0.68	0.95 to 2.60	36.94 to 39.21
2012	674,210	12.33 to 16.02	10,305,929	-	0.95 to 2.60	17.79 to 19.75
2011	724,495	10.47 to 13.38	9,293,422	-	0.95 to 2.60	1.29 to 2.97
2010	817,870	10.33 to 12.99	10,252,640	-	0.95 to 2.60	2.59 to 4.30

Invesco V.I. Global Health Care Sub-Account (Series II)
2014	567,222	19.10 to 25.03	13,227,333	-	1.15 to 3.10	15.73 to 18.01
2013	426,051	16.50 to 21.21	8,417,378	0.63	1.15 to 3.10	35.89 to 38.56
2012	207,733	12.14 to 15.31	2,983,215	-	1.15 to 3.10	16.91 to 19.22
2011	149,132	10.38 to 12.84	1,819,403	-	1.15 to 3.10	0.56 to 2.54
2010	104,035	10.33 to 12.52	1,257,438	-	1.15 to 3.10	0.35 to 3.80

Invesco V.I. Technology Sub-Account (Series I)
2014	568,369	14.32 to 17.17	6,828,749	-	0.95 to 2.60	8.20 to 10.00
2013	636,533	13.23 to 15.61	7,412,702	-	0.95 to 2.60	21.93 to 23.96
2012	720,292	10.85 to 12.59	6,889,703	-	0.95 to 2.60	8.42 to 10.22
2011	730,777	10.01 to 11.42	6,441,250	0.18	0.95 to 2.60	(7.49) to (5.95)
2010	894,035	10.82 to 12.15	8,374,944	-	0.95 to 2.60	18.19 to 20.16

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Technology Sub-Account (Series II)
2014	255,519	$13.88 to $20.62	$4,754,678	-%	1.15% to 3.10%	7.44% to 9.56%
2013	184,399	12.92 to 18.82	3,108,180	-	1.15 to 3.10	20.98 to 23.36
2012	147,145	10.68 to 15.26	2,006,873	-	1.15 to 3.10	7.64 to 9.76
2011	128,086	9.92 to 13.90	1,545,311	0.09	1.15 to 3.10	(8.20) to (6.40)
2010	87,196	10.81 to 14.85	1,126,117	-	1.15 to 3.10	10.80 to 19.65

Ivy Asset Strategy
2014	1,013,940	11.65 to 12.15	12,222,143	0.44	1.15 to 3.10	(8.16) to (6.35)
2013	477,877	12.68 to 12.97	6,176,973	0.65	1.15 to 3.10	21.31 to 23.70
2012[12]	13,539	10.45 to 10.49	141,873	-	1.15 to 3.10	4.52 to 4.86

MML Aggressive Allocation Sub-Account (Initial Class)
2014	2,616,835	13.68 to 15.35	39,229,153	1.04	0.95 to 2.60	3.13 to 4.85
2013	2,868,990	13.27 to 14.64	41,165,457	1.18	0.95 to 2.60	24.12 to 26.19
2012	3,011,798	10.69 to 11.60	34,331,227	0.79	0.95 to 2.60	12.76 to 14.64
2011	3,238,254	9.48 to 10.12	32,302,257	1.10	0.95 to 2.60	(4.37) to (2.78)
2010	3,399,929	9.91 to 10.41	35,010,960	1.10	0.95 to 2.60	13.07 to 14.95

MML Aggressive Allocation Sub-Account (Service Class)
2014	4,248,478	13.16 to 14.89	62,718,592	0.91	1.15 to 3.10	2.39 to 4.41
2013	3,626,442	12.85 to 14.26	51,318,764	1.07	1.15 to 3.10	23.27 to 25.69
2012	3,056,568	10.43 to 11.35	34,458,467	0.59	1.15 to 3.10	11.82 to 14.03
2011	2,912,079	9.32 to 9.95	28,799,109	0.99	1.15 to 3.10	(5.01) to (3.15)
2010	2,214,787	9.81 to 10.28	22,663,520	1.03	1.15 to 3.10	4.75 to 14.51

MML Asset Allocation Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	2.47	0.95 to 2.60	5.12 to 5.68
2011	6,289,066	9.91 to 13.63	79,771,977	2.01	0.95 to 2.60	(0.92) to 0.72
2010	7,490,117	10.01 to 13.53	94,937,959	2.47	0.95 to 2.60	9.72 to 11.55

MML Asset Allocation Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	2.29	1.15 to 3.10	4.82 to 5.48
2011	804,129	9.84 to 11.52	8,930,237	1.88	1.15 to 3.10	(1.60) to 0.33
2010	718,826	10.00 to 11.48	7,996,491	2.49	1.15 to 3.10	5.05 to 11.09

MML Balanced Allocation Sub-Account (Initial Class)
2014	10,331,887	12.66 to 14.20	143,643,581	2.08	0.95 to 2.60	2.64 to 4.35
2013	10,642,801	12.34 to 13.61	142,186,556	2.37	0.95 to 2.60	11.55 to 13.40
2012	11,205,798	11.06 to 12.00	132,420,466	1.79	0.95 to 2.60	9.51 to 11.33
2011	10,734,311	10.10 to 10.78	114,225,528	2.50	0.95 to 2.60	(0.88) to 0.77
2010	11,297,424	10.19 to 10.69	119,669,411	1.42	0.95 to 2.60	9.84 to 11.67

MML Balanced Allocation Sub-Account (Service Class)
2014	31,760,705	12.19 to 13.80	430,980,568	1.89	1.15 to 3.10	1.86 to 3.87
2013	30,040,540	11.97 to 13.28	393,771,762	2.22	1.15 to 3.10	10.74 to 12.92
2012	26,831,944	10.81 to 11.76	312,296,978	1.59	1.15 to 3.10	8.69 to 10.83
2011	23,696,375	9.94 to 10.61	249,534,969	2.39	1.15 to 3.10	(1.55) to 0.38
2010	20,823,690	10.10 to 10.57	219,091,450	1.30	1.15 to 3.10	3.62 to 11.21

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Blend Sub-Account (Initial Class)
2014	3,701,898	$16.17 to $21.21	$70,408,663	2.06%	0.95% to 2.60%		8.14% to 9.94%
2013	4,217,795	14.95 to 19.29	73,420,884	2.05	0.95 to 2.60		17.23 to 19.18
2012	4,317,094	12.75 to 16.19	63,246,799	2.17	0.95 to 2.60		9.75 to 11.58
2011	3,355,716	11.62 to 14.51	44,001,527	2.06	0.95 to 2.60		2.10 to 3.79
2010	3,686,171	11.38 to 13.98	46,990,156	2.12	0.95 to 2.60		9.62 to 11.44

MML Blend Sub-Account (Service Class)
2014	2,181,573	15.68 to 19.45	40,332,905	1.87	1.15 to 3.10		7.33 to 9.45
2013	1,831,090	14.61 to 17.77	30,932,071	1.85	1.15 to 3.10		16.35 to 18.64
2012	1,545,756	12.56 to 14.98	22,114,127	2.00	1.15 to 3.10		8.93 to 11.08
2011	953,110	11.53 to 13.48	12,331,626	1.92	1.15 to 3.10		1.34 to 3.33
2010	744,796	11.38 to 13.05	9,397,639	1.97	1.15 to 3.10		3.08 to 10.94

MML Blue Chip Growth Sub-Account (Initial Class)
2014	2,181,084	18.05 to 23.80	50,643,816	-	0.95 to 2.60		6.33 to 8.09
2013	2,429,887	16.98 to 22.01	52,314,807	0.22	0.95 to 2.60		37.71 to 39.99
2012	2,805,201	12.33 to 15.72	43,183,423	0.09	0.95 to 2.60		15.27 to 17.19
2011	2,798,174	10.70 to 13.42	36,898,036	0.04	0.95 to 2.60		(1.23) to 0.41
2010	3,212,451	10.83 to 13.36	42,274,567	0.08	0.95 to 2.60		13.19 to 15.07

MML Blue Chip Growth Sub-Account (Service Class)
2014	1,472,126	17.51 to 22.85	31,727,586	-	1.15 to 3.10		5.55 to 7.62
2013	1,165,151	16.59 to 21.23	23,271,863	0.05	1.15 to 3.10		36.70 to 39.39
2012	1,037,043	12.14 to 15.23	14,894,218	-	1.15 to 3.10		14.38 to 16.64
2011	766,782	10.61 to 13.06	9,476,139	-	1.15 to 3.10		(2.01) to (0.08)
2010	611,582	10.83 to 13.07	7,627,942	-	1.15 to 3.10		5.69 to 14.59

MML China Sub-Account
2014[13]	-	12.64 to 14.00	-	-	1.15 to 3.10		(7.04) to (6.46)
2013	231,180	13.59 to 14.97	3,429,680	1.17	1.15 to 3.10		7.85 to 9.97
2012	243,018	12.60 to 13.61	3,282,092	-	1.15 to 3.10		21.42 to 23.82
2011	255,300	10.38 to 10.99	2,790,513	-	1.15 to 3.10		(21.59) to (20.04)
2010	213,780	13.24 to 13.75	2,927,191	0.60	1.15 to 3.10		3.23 to 5.19

MML Concentrated Growth Sub-Account (Class I)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[7]	-	-	-	1.23	0.95 to 2.60		9.85 to 10.47
2011	1,136,652	8.11 to 10.11	11,060,454	0.60	0.95 to 2.60		(3.28) to (1.67)
2010	1,326,912	8.39 to 10.28	13,182,508	0.43	0.95 to 2.60		11.21 to 13.06

MML Concentrated Growth Sub-Account (Service Class I)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[7]	-	-	-	1.71	1.15 to 3.10		9.61 to 10.31
2011	204,461	8.03 to 9.65	1,908,976	0.51	1.15 to 3.10		(4.03) to (2.14)
2010	187,650	8.37 to 9.86	1,788,574	0.41	1.15 to 3.10		5.80 to 12.53

MML Concentrated Growth Sub-Account (Class II)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[7]	-	-	-	2.24	1.18 to 1.65		10.27 to 10.44
2011	411,298	6.09 to 8.06	3,264,784	0.70	1.18 to 1.65		(2.39) to (1.93)
2010	486,371	6.21 to 8.26	3,948,420	0.54	1.18 to 1.65	[5]	12.34 to 12.87

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Conservative Allocation Sub-Account (Initial Class)
2014	7,885,223	$12.59 to $14.11	$109,151,802	2.42%	0.95% to 2.60%	2.43% to 4.13%
2013	8,989,816	12.29 to 13.55	119,758,501	2.26	0.95 to 2.60	8.46 to 10.27
2012	10,131,983	11.33 to 12.29	122,720,414	1.90	0.95 to 2.60	8.54 to 10.35
2011	9,171,714	10.44 to 11.14	101,065,583	2.87	0.95 to 2.60	(0.06) to 1.60
2010	8,433,069	10.45 to 10.96	91,683,248	1.48	0.95 to 2.60	9.04 to 10.85

MML Conservative Allocation Sub-Account (Service Class)
2014	25,495,514	12.09 to 13.68	342,106,894	2.27	1.15 to 3.10	1.63 to 3.63
2013	25,176,788	11.90 to 13.20	327,041,221	2.13	1.15 to 3.10	7.68 to 9.80
2012	24,887,854	11.05 to 12.03	295,572,709	1.75	1.15 to 3.10	7.75 to 9.87
2011	21,317,023	10.25 to 10.94	231,276,991	2.72	1.15 to 3.10	(0.83) to 1.12
2010	18,272,164	10.34 to 10.82	196,488,210	1.37	1.15 to 3.10	3.30 to 10.32

MML Core Allocation Sub-Account
2014	49,390,998	12.67 to 14.22	690,585,391	1.01	1.15 to 3.10	4.75 to 6.81
2013	41,568,428	12.09 to 13.31	546,136,756	1.34	1.15 to 3.10	14.69 to 16.95
2012	37,237,588	10.54 to 11.38	419,693,886	1.53	1.15 to 3.10	8.28 to 10.42
2011	34,592,331	9.74 to 10.31	354,087,519	1.50	1.15 to 3.10	(3.20) to (1.30)
2010	31,142,204	10.06 to 10.45	323,820,265	1.38	1.15 to 3.10	2.24 to 7.92

MML Emerging Growth Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	-	0.95 to 2.60	6.06 to 6.63
2011	644,221	8.39 to 10.45	6,125,625	-	0.95 to 2.60	(8.94) to (7.43)
2010	738,928	9.21 to 11.29	7,621,637	-	0.95 to 2.60	22.08 to 24.11

MML Emerging Growth Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	-	1.15 to 3.10	5.80 to 6.47
2011	109,230	8.32 to 11.32	1,148,016	-	1.15 to 3.10	(9.62) to (7.84)
2010	82,791	9.20 to 12.28	952,676	-	1.15 to 3.10	8.77 to 23.55

MML Enhanced Index Core Equity Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	2.07	0.95 to 2.60	7.99 to 8.57
2011	690,481	10.05 to 12.41	8,223,620	1.34	0.95 to 2.60	(0.05) to 1.60
2010	787,755	10.06 to 12.21	9,234,846	1.49	0.95 to 2.60	11.27 to 13.12

MML Enhanced Index Core Equity Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	1.93	1.15 to 3.10	7.73 to 8.41
2011	60,791	9.96 to 12.01	696,553	1.33	1.15 to 3.10	(0.80) to 1.15
2010	38,018	10.04 to 11.88	431,941	1.51	1.15 to 3.10	2.91 to 12.62

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Sub-Account (Initial Class)
2014	1,634,838	$15.38 to $20.22	$28,424,843	1.55%	0.95% to 2.60%	8.70% to 10.51%
2013	1,844,640	14.15 to 18.30	29,267,983	1.90	0.95 to 2.60	29.85 to 32.01
2012	1,987,760	10.90 to 13.86	24,026,996	1.94	0.95 to 2.60	13.06 to 14.95
2011	2,182,265	9.64 to 12.06	23,062,270	1.55	0.95 to 2.60	(6.22) to (4.67)
2010	2,303,654	10.28 to 12.65	25,579,853	1.82	0.95 to 2.60	11.82 to 13.68

MML Equity Sub-Account (Service Class)
2014	3,187,318	14.92 to 18.47	56,685,723	1.44	1.15 to 3.10	7.89 to 10.02
2013	2,561,118	13.83 to 16.79	41,590,626	1.79	1.15 to 3.10	28.89 to 31.42
2012	2,105,350	10.73 to 12.78	26,072,701	1.82	1.15 to 3.10	12.22 to 14.43
2011	1,698,716	9.56 to 11.16	18,493,513	1.56	1.15 to 3.10	(6.92) to (5.09)
2010	997,384	10.27 to 11.76	11,469,662	1.90	1.15 to 3.10	3.59 to 13.17

MML Equity Income Sub-Account (Initial Class)
2014	11,854,386	15.78 to 20.71	226,496,101	1.65	0.95 to 2.60	4.78 to 6.53
2013	13,837,402	15.06 to 19.44	249,236,212	1.85	0.95 to 2.60	26.60 to 28.70
2012	16,354,064	11.90 to 15.11	229,600,031	2.08	0.95 to 2.60	14.30 to 16.21
2011	18,960,477	10.41 to 13.00	229,796,001	1.64	0.95 to 2.60	(3.34) to (1.73)
2010	20,510,249	10.77 to 13.23	254,106,501	1.54	0.95 to 2.60	12.00 to 13.86

MML Equity Income Sub-Account (Service Class)
2014	3,466,040	15.31 to 18.98	63,759,105	1.53	1.15 to 3.10	3.96 to 6.00
2013	3,142,997	14.72 to 17.90	54,594,084	1.74	1.15 to 3.10	25.59 to 28.07
2012	2,901,070	11.72 to 13.98	39,414,680	1.95	1.15 to 3.10	13.48 to 15.72
2011	2,621,539	10.33 to 12.08	30,894,898	1.55	1.15 to 3.10	(3.99) to (2.10)
2010	2,061,935	10.76 to 12.34	24,909,835	1.47	1.15 to 3.10	0.85 to 13.39

MML Equity Index Sub-Account (Class I)
2014	3,771,208	16.03 to 20.85	63,394,024	1.31	0.95 to 2.60	10.27 to 12.11
2013	4,839,127	14.54 to 18.60	72,466,471	1.57	0.95 to 2.60	28.46 to 30.60
2012	5,403,301	11.32 to 14.24	62,182,405	1.53	0.95 to 2.60	12.51 to 14.38
2011	5,784,434	10.06 to 12.45	58,648,895	1.59	0.95 to 2.60	(0.89) to 0.75
2010	6,132,406	10.15 to 12.36	62,245,662	1.58	0.95 to 2.60	11.58 to 13.43

MML Equity Index Sub-Account (Service Class I)
2014	1,676,974	15.55 to 19.80	32,077,604	1.39	1.15 to 3.10	9.47 to 11.62
2013	1,247,747	14.21 to 17.73	21,445,777	1.75	1.15 to 3.10	27.48 to 29.99
2012	775,190	11.14 to 13.64	10,229,251	1.61	1.15 to 3.10	11.69 to 13.89
2011	534,034	9.98 to 11.98	6,232,304	1.88	1.15 to 3.10	(1.62) to 0.31
2010	281,989	10.14 to 11.94	3,283,455	1.68	1.15 to 3.10	3.41 to 12.92

MML Focused Equity Sub-Account
2014	421,316	14.76 to 15.64	6,514,390	0.35	0.95 to 3.10	8.56 to 10.91
2013	297,902	13.60 to 14.10	4,170,618	-	0.95 to 3.10	33.45 to 36.34
2012[11]	49,307	10.19 to 10.34	509,252	1.07	0.95 to 3.10	1.92 to 3.39

MML Foreign Sub-Account (Initial Class)
2014	13,092,793	12.46 to 16.03	195,299,310	2.17	0.95 to 2.60	(9.36) to (7.85)
2013	13,526,887	13.75 to 17.40	220,469,245	1.91	0.95 to 2.60	17.70 to 19.66
2012	15,144,640	11.68 to 14.54	207,295,093	2.19	0.95 to 2.60	16.00 to 17.94
2011	16,928,167	10.07 to 12.33	197,252,278	1.84	0.95 to 2.60	(12.21) to (10.75)
2010	17,692,811	11.47 to 13.81	231,879,872	1.66	0.95 to 2.60	2.01 to 3.71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Foreign Sub-Account (Service Class)
2014	758,704	$12.10 to $15.21	$11,092,542	2.28%	1.15% to 3.10%		(9.90)% to (8.13)%
2013	523,577	13.43 to 16.55	8,346,697	1.71	1.15 to 3.10		16.74 to 19.04
2012	503,548	11.50 to 13.91	6,757,665	1.98	1.15 to 3.10		15.11 to 17.38
2011	492,096	9.99 to 11.85	5,616,118	1.76	1.15 to 3.10		(12.87) to (11.15)
2010	453,442	11.47 to 13.33	5,858,542	1.54	1.15 to 3.10		3.34 to 4.05

MML Fundamental Growth Sub-Account
2014	154,689	13.12 to 13.89	2,130,004	0.67	0.95 to 3.10		7.43 to 9.77
2013	93,132	12.21 to 12.66	1,173,384	-	0.95 to 3.10		27.96 to 30.73
2012[11]	41,068	9.54 to 9.68	397,161	1.33	0.95 to 3.10		(4.56) to (3.19)

MML Fundamental Value Sub-Account
2014	353,394	13.76 to 14.57	5,086,093	1.62	0.95 to 3.10		7.59 to 9.93
2013	178,468	12.79 to 13.25	2,348,467	1.37	0.95 to 3.10		26.57 to 29.32
2012[11]	22,517	10.10 to 10.25	230,294	0.65	0.95 to 3.10		1.03 to 2.49

MML Global Sub-Account (Class I)
2014	437,602	12.14 to 14.79	6,546,924	0.83	0.95 to 2.60		1.28 to 2.97
2013	465,015	11.98 to 14.37	6,771,568	1.10	0.95 to 2.60		24.85 to 26.93
2012	522,661	9.60 to 11.32	5,999,054	1.00	0.95 to 2.60		20.51 to 22.52
2011	593,534	7.96 to 9.24	5,558,265	0.92	0.95 to 2.60		(6.69) to (5.14)
2010	675,734	8.54 to 9.74	6,672,436	0.60	0.95 to 2.60		9.75 to 11.57

MML Global Sub-Account (Service Class I)
2014	617,706	11.82 to 16.00	9,217,394	0.74	1.15 to 3.10		0.41 to 2.39
2013	457,916	11.77 to 15.63	6,657,557	1.11	1.15 to 3.10		24.04 to 26.48
2012	321,653	9.49 to 12.36	3,704,705	0.95	1.15 to 3.10		19.58 to 21.94
2011	246,155	7.93 to 10.13	2,329,571	1.06	1.15 to 3.10		(7.49) to (5.67)
2010	139,819	8.58 to 10.74	1,424,471	0.52	1.15 to 3.10		6.51 to 11.17

MML Global Sub-Account (Class II)
2014	288,783	8.64 to 11.63	3,342,024	0.86	1.18 to 1.65		2.30 to 2.78
2013	317,507	8.40 to 11.37	3,611,137	1.15	1.18 to 1.65		26.24 to 26.83
2012	364,723	6.63 to 9.01	3,298,269	1.02	1.18 to 1.65		21.76 to 22.33
2011	395,842	5.42 to 7.40	2,961,168	0.95	1.18 to 1.65		(5.72) to (5.28)
2010	482,912	5.72 to 7.85	3,843,365	0.53	1.18 to 1.65	[5]	10.98 to 11.50

MML Growth Sub-Account
2014	6,902,832	14.30 to 16.05	109,470,640	0.44	1.15 to 3.10		4.70 to 6.76
2013	6,180,433	13.66 to 15.04	92,057,974	0.32	1.15 to 3.10		25.61 to 28.08
2012	5,543,162	10.87 to 11.74	64,643,217	0.20	1.15 to 3.10		13.82 to 16.06
2011	4,784,094	9.95 to 10.12	48,190,657	0.27	1.15 to 3.10		(7.64) to (5.82)
2010	3,457,304	10.34 to 10.74	37,052,099	0.20	1.15 to 3.10		7.11 to 16.81

MML Growth & Income Sub-Account (Initial Class)
2014	4,400,717	13.56 to 21.37	86,865,215	1.13	0.95 to 2.60		8.33 to 10.14
2013	5,205,720	12.52 to 19.41	93,410,100	1.31	0.95 to 2.60		29.13 to 31.28
2012	6,192,405	9.70 to 14.78	84,998,489	1.23	0.95 to 2.60		16.42 to 18.36
2011	7,414,172	8.33 to 12.49	86,270,822	1.07	0.95 to 2.60		(4.35) to (2.76)
2010	8,848,724	8.71 to 12.84	106,443,172	1.38	0.95 to 2.60		8.61 to 10.42

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth & Income Sub-Account (Service Class)
2014	1,176,690	$13.16 to $16.72	$18,933,070	0.96%	1.15% to 3.10%	7.55% to 9.67%
2013	1,166,835	12.23 to 15.25	17,146,509	1.16	1.15 to 3.10	28.17 to 30.69
2012	1,104,552	9.54 to 11.67	12,390,049	1.06	1.15 to 3.10	15.67 to 17.95
2011	1,058,666	8.25 to 9.89	10,086,318	0.81	1.15 to 3.10	(5.12) to (3.25)
2010	1,335,034	8.70 to 10.22	13,296,026	1.30	1.15 to 3.10	2.77 to 9.94

MML Growth Allocation Sub-Account (Initial Class)
2014	42,425,478	13.33 to 14.95	619,156,981	1.54	0.95 to 2.60	3.05 to 4.77
2013	44,670,476	12.93 to 14.27	624,211,889	1.74	0.95 to 2.60	19.49 to 21.48
2012	46,165,877	10.82 to 11.74	532,867,447	1.34	0.95 to 2.60	11.55 to 13.41
2011	48,847,811	9.70 to 10.35	498,767,098	1.79	0.95 to 2.60	(2.96) to (1.35)
2010	50,369,093	10.00 to 10.50	523,193,881	1.17	0.95 to 2.60	11.98 to 13.84

MML Growth Allocation Sub-Account (Service Class)
2014	71,855,229	12.83 to 14.52	1,034,896,421	1.33	1.15 to 3.10	2.33 to 4.35
2013	72,065,816	12.54 to 13.92	995,707,950	1.54	1.15 to 3.10	18.52 to 20.85
2012	72,289,378	10.58 to 11.51	827,154,465	1.12	1.15 to 3.10	10.78 to 12.97
2011	73,505,066	9.55 to 10.19	745,395,511	1.59	1.15 to 3.10	(3.66) to (1.76)
2010	73,062,981	9.91 to 10.38	755,190,572	1.04	1.15 to 3.10	4.42 to 13.23

MML High Yield Sub-Account
2014	1,560,077	12.70 to 14.04	21,478,224	6.68	0.95 to 3.10	(2.36) to (0.24)
2013	1,306,534	13.01 to 14.08	18,128,143	6.54	0.95 to 3.10	7.22 to 9.55
2012	1,085,391	12.13 to 12.85	13,801,448	6.69	0.95 to 3.10	12.97 to 15.43
2011	536,417	10.74 to 11.13	5,936,058	8.12	0.95 to 3.10	2.55 to 4.78
2010[4]	144,588	10.47 to 10.62	1,532,637	5.41	0.95 to 3.10	4.74 to 6.24

MML Income & Growth Sub-Account (Initial Class)
2014	1,653,002	13.61 to 18.19	28,843,278	1.83	0.95 to 2.60	6.42 to 8.19
2013	1,860,634	12.79 to 16.82	30,192,561	1.73	0.95 to 2.60	21.42 to 23.44
2012	2,167,378	10.53 to 13.62	28,645,774	1.07	0.95 to 2.60	9.08 to 10.90
2011	2,439,030	9.65 to 12.29	29,282,329	2.97	0.95 to 2.60	2.90 to 4.61
2010	2,848,902	9.38 to 11.74	32,905,206	3.82	0.95 to 2.60	8.83 to 10.64

MML Income & Growth Sub-Account (Service Class)
2014	1,011,346	13.20 to 16.61	16,129,967	1.62	1.15 to 3.10	5.64 to 7.72
2013	994,981	12.50 to 15.42	14,770,986	1.65	1.15 to 3.10	20.43 to 22.80
2012	933,574	10.38 to 12.56	11,286,331	0.97	1.15 to 3.10	8.31 to 10.45
2011	768,330	9.58 to 11.37	8,465,086	3.25	1.15 to 3.10	2.19 to 4.19
2010	375,731	9.38 to 10.91	3,951,503	3.96	1.15 to 3.10	0.32 to 10.20

MML Inflation-Protected and Income Sub-Account (Initial Class)
2014	16,795,402	11.10 to 14.25	216,581,290	2.78	0.95 to 2.60	0.80 to 2.47
2013	19,486,012	11.02 to 13.91	246,238,361	1.87	0.95 to 2.60	(11.03) to (9.55)
2012	18,712,193	12.38 to 15.38	263,095,519	3.17	0.95 to 2.60	4.14 to 5.88
2011	18,961,515	11.89 to 14.53	252,810,664	4.91	0.95 to 2.60	10.59 to 12.42
2010	23,151,491	10.75 to 12.92	275,358,279	3.17	0.95 to 2.60	3.83 to 5.55

MML Inflation-Protected and Income Sub-Account (Service Class)
2014	4,155,232	10.76 to 12.79	51,983,336	2.59	1.15 to 3.10	0.01 to 1.98
2013	4,390,433	10.75 to 12.54	53,901,458	1.61	1.15 to 3.10	(11.73) to (9.99)
2012	4,794,866	12.18 to 13.93	65,435,595	3.04	1.15 to 3.10	3.39 to 5.43
2011	3,620,696	11.78 to 13.21	47,025,550	4.75	1.15 to 3.10	9.71 to 11.86
2010	2,701,479	10.74 to 11.81	31,562,759	3.06	1.15 to 3.10	1.24 to 5.10

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML International Sub-Account
2014	4,135,338	$10.87 to $12.20	$50,004,159	0.85%	1.15% to 3.10%	(6.05)% to (4.20)%
2013	3,738,945	11.57 to 12.74	47,268,002	0.93	1.15 to 3.10	17.40 to 19.71
2012	3,569,633	9.85 to 10.64	37,758,692	1.34	1.15 to 3.10	13.79 to 16.04
2011	3,404,524	8.66 to 9.17	31,094,246	1.38	1.15 to 3.10	(16.97) to (15.33)
2010	2,851,283	10.43 to 10.83	30,810,775	0.84	1.15 to 3.10	5.60 to 6.38

MML International Equity Sub-Account
2014[14]	20,896	9.03 to 9.16	190,977	3.45	0.95 to 3.10	(9.69) to (8.38)

MML Large Cap Growth Sub-Account (Initial Class)
2014	1,128,291	14.03 to 17.94	18,705,751	-	0.95 to 2.60	6.70 to 8.48
2013	1,327,852	13.15 to 16.54	20,390,085	0.38	0.95 to 2.60	30.11 to 32.28
2012	1,564,103	10.11 to 12.50	18,300,404	0.06	0.95 to 2.60	12.83 to 14.71
2011	1,823,610	8.96 to 10.90	18,763,121	0.22	0.95 to 2.60	(6.16) to (4.60)
2010	2,090,872	9.54 to 11.42	22,676,775	0.09	0.95 to 2.60	15.82 to 17.75

MML Large Cap Growth Sub-Account (Service Class)
2014	160,324	13.59 to 18.79	2,726,044	-	1.15 to 3.10	5.89 to 7.98
2013	114,555	12.84 to 17.40	1,849,015	0.17	1.15 to 3.10	29.17 to 31.71
2012	116,796	9.94 to 13.21	1,439,253	-	1.15 to 3.10	11.88 to 14.09
2011	109,000	8.88 to 11.58	1,176,635	0.13	1.15 to 3.10	(6.75) to (4.92)
2010	67,375	9.53 to 12.18	763,374	-	1.15 to 3.10	9.20 to 17.10

MML Managed Bond Sub-Account (Initial Class)
2014	12,348,052	12.61 to 16.99	186,531,226	3.21	0.95 to 2.60	3.72 to 5.45
2013	14,482,653	12.15 to 16.11	207,924,619	3.09	0.95 to 2.60	(4.16) to (2.57)
2012	15,410,206	12.68 to 16.54	228,561,315	2.85	0.95 to 2.60	3.05 to 4.77
2011	15,759,632	12.31 to 15.78	224,363,765	3.59	0.95 to 2.60	4.56 to 6.30
2010	18,390,246	11.77 to 14.85	247,254,674	3.75	0.95 to 2.60	4.22 to 5.95

MML Managed Bond Sub-Account (Service Class)
2014	14,847,678	12.23 to 14.58	211,214,644	3.01	1.15 to 3.10	2.95 to 4.98
2013	12,588,464	11.88 to 13.89	171,044,531	2.89	1.15 to 3.10	(4.88) to (3.01)
2012	9,990,702	12.49 to 14.32	140,101,627	2.71	1.15 to 3.10	2.28 to 4.30
2011	7,040,175	12.21 to 13.73	94,975,383	3.62	1.15 to 3.10	3.79 to 5.82
2010	4,628,878	11.76 to 12.97	59,230,319	3.70	1.15 to 3.10	1.30 to 5.48

MML Managed Volatility Sub-Account (Initial Class)
2014	10,415,964	12.30 to 17.13	155,246,368	0.70	0.95 to 2.60	1.72 to 3.41
2013	11,897,114	12.09 to 16.56	172,435,223	1.36	0.95 to 2.60	14.81 to 16.72
2012	13,181,415	10.53 to 14.19	164,504,991	0.70	0.95 to 2.60	10.25 to 12.09
2011	14,733,848	9.55 to 12.66	164,761,302	0.89	0.95 to 2.60	(6.36) to (4.80)
2010	15,659,887	10.20 to 13.30	184,751,316	0.82	0.95 to 2.60	9.47 to 11.29

MML Managed Volatility Sub-Account (Service Class)
2014	2,201,134	11.93 to 15.09	31,811,816	0.50	1.15 to 3.10	0.96 to 2.95
2013	2,021,098	11.81 to 14.66	28,423,102	1.22	1.15 to 3.10	13.95 to 16.20
2012	1,865,934	10.37 to 12.62	22,660,764	0.52	1.15 to 3.10	9.43 to 11.59
2011	1,695,102	9.47 to 11.31	18,508,331	0.73	1.15 to 3.10	(7.06) to (5.23)
2010	1,431,899	10.19 to 11.93	16,519,401	0.70	1.15 to 3.10	3.14 to 10.79

MML Mid Cap Growth Sub-Account (Initial Class)
2014	3,031,695	18.21 to 32.48	86,456,212	-	0.95 to 2.60	10.36 to 12.20
2013	3,507,941	16.50 to 28.95	89,492,551	0.28	0.95 to 2.60	33.18 to 35.40
2012	4,084,022	12.39 to 21.38	76,986,779	-	0.95 to 2.60	10.86 to 12.70
2011	4,598,915	11.18 to 18.97	77,589,734	-	0.95 to 2.60	(3.76) to (2.16)
2010	5,197,351	11.61 to 19.39	91,301,719	-	0.95 to 2.60	24.78 to 26.85

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Mid Cap Growth Sub-Account (Service Class)
2014	2,832,646	$17.56 to $20.32	$56,441,424	-%	1.15% to 3.10%	9.48% to 11.64%
2013	2,450,201	16.04 to 18.20	43,871,224	0.11	1.15 to 3.10	32.24 to 34.84
2012	2,190,642	12.13 to 13.50	29,147,615	-	1.15 to 3.10	10.00 to 12.17
2011	1,915,892	11.02 to 12.03	22,800,700	-	1.15 to 3.10	(4.56) to (2.68)
2010	1,405,866	11.55 to 12.36	17,242,657	-	1.15 to 3.10	9.58 to 26.38

MML Mid Cap Value Sub-Account (Initial Class)
2014	8,232,329	20.45 to 28.31	206,551,247	1.55	0.95 to 2.60	13.67 to 15.56
2013	10,206,141	17.99 to 24.49	221,850,251	1.79	0.95 to 2.60	27.08 to 29.20
2012	12,245,799	14.16 to 18.96	206,543,288	1.63	0.95 to 2.60	13.70 to 15.60
2011	14,229,126	12.45 to 16.40	208,457,298	2.00	0.95 to 2.60	(3.19) to (1.58)
2010	15,551,968	12.86 to 16.66	232,901,835	1.48	0.95 to 2.60	17.02 to 18.96

MML Mid Cap Value Sub-Account (Service Class)
2014	1,276,338	19.83 to 24.28	30,013,636	1.46	1.15 to 3.10	12.78 to 15.00
2013	1,136,213	17.58 to 21.12	23,342,636	1.71	1.15 to 3.10	26.14 to 28.62
2012	1,012,000	13.94 to 16.42	16,238,751	1.50	1.15 to 3.10	12.81 to 15.03
2011	928,233	12.36 to 14.27	12,971,856	1.98	1.15 to 3.10	(3.83) to (1.94)
2010	678,555	12.85 to 14.55	9,683,603	1.44	1.15 to 3.10	5.05 to 18.26

MML Moderate Allocation Sub-Account (Initial Class)
2014	28,756,509	13.02 to 14.60	410,825,527	1.67	0.95 to 2.60	2.90 to 4.62
2013	30,402,577	12.65 to 13.96	416,511,831	1.78	0.95 to 2.60	14.55 to 16.46
2012	31,579,198	11.05 to 11.98	372,518,830	1.48	0.95 to 2.60	10.26 to 12.10
2011	32,034,871	10.02 to 10.69	338,075,562	2.01	0.95 to 2.60	(1.59) to 0.05
2010	33,986,196	10.18 to 10.69	359,689,617	1.34	0.95 to 2.60	10.57 to 12.40

MML Moderate Allocation Sub-Account (Service Class)
2014	128,325,915	12.53 to 14.18	1,790,797,570	1.54	1.15 to 3.10	2.15 to 4.16
2013	110,205,721	12.26 to 13.61	1,480,632,767	1.65	1.15 to 3.10	13.79 to 16.03
2012	91,317,577	10.78 to 11.73	1,060,350,289	1.32	1.15 to 3.10	9.37 to 11.53
2011	74,736,598	9.86 to 10.52	780,265,203	1.94	1.15 to 3.10	(2.34) to (0.42)
2010	59,239,371	10.09 to 10.56	622,639,247	1.24	1.15 to 3.10	3.94 to 11.95

MML Money Market Sub-Account
2014	8,873,464	8.32 to 9.54	83,454,199	-	0.95 to 3.10	(3.05) to (0.94)
2013	9,801,023	8.58 to 9.63	93,332,847	-	0.95 to 3.10	(3.05) to (0.94)
2012	11,036,824	8.85 to 9.73	106,290,084	-	0.95 to 3.10	(3.06) to (0.95)
2011	3,170,627	9.13 to 9.82	30,897,202	-	0.95 to 3.10	(3.04) to (0.94)
2010	2,556,527	9.41 to 9.91	25,209,456	0.03	0.95 to 3.10	(2.03) to (0.94)

MML NASDAQ-100® Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.43	1.15 to 2.60	15.06 to 15.61
2011	384,563	12.54 to 15.89	3,557,275	0.27	1.15 to 2.60	0.49 to 1.95
2010	329,722	12.48 to 15.58	3,205,852	0.13	1.15 to 2.60	16.60 to 18.30

MML NASDAQ-100® Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.20	1.15 to 3.10	14.79 to 15.51
2011	148,981	12.44 to 15.75	2,209,409	0.14	1.15 to 3.10	(0.26) to 1.70
2010	88,582	12.47 to 15.49	1,303,895	0.02	1.15 to 3.10	6.99 to 18.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Short-Duration Bond Sub-Account
2014	2,003,739	$9.63 to $10.64	$20,882,733	2.22%	0.95% to 3.10%	(1.97)% to (0.16)%
2013	1,742,169	9.82 to 10.62	18,205,464	1.76	0.95 to 3.10	(2.34) to (0.21)
2012	1,649,121	10.05 to 10.65	17,356,249	1.84	0.95 to 3.10	(0.38) to 1.79
2011	1,063,389	10.09 to 10.46	11,044,515	1.56	0.95 to 3.10	0.18 to 2.35
2010[4]	500,339	10.07 to 10.22	5,100,754	1.57	0.95 to 3.10	0.75 to 2.19

MML Small Cap Equity Sub-Account (Initial Class)
2014	1,505,670	17.38 to 23.90	35,426,070	0.96	0.95 to 2.60	9.28 to 11.10
2013	1,743,307	15.91 to 21.52	36,933,468	0.99	0.95 to 2.60	37.41 to 39.69
2012	2,048,072	11.58 to 15.40	31,069,642	-	0.95 to 2.60	15.34 to 17.26
2011	2,194,142	10.04 to 13.13	28,488,974	0.92	0.95 to 2.60	(4.68) to (3.10)
2010	2,523,866	10.53 to 13.55	33,929,818	0.75	0.95 to 2.60	20.21 to 22.21

MML Small Cap Equity Sub-Account (Service Class)
2014	478,791	16.83 to 22.04	9,915,611	0.82	1.15 to 3.10	8.46 to 10.60
2013	410,793	15.52 to 19.93	7,673,630	0.89	1.15 to 3.10	36.38 to 39.07
2012	337,377	11.38 to 14.33	4,544,763	-	1.15 to 3.10	14.47 to 16.73
2011	269,209	9.94 to 12.27	3,090,217	0.79	1.15 to 3.10	(5.39) to (3.53)
2010	217,348	10.51 to 12.72	2,605,512	0.56	1.15 to 3.10	4.63 to 21.67

MML Small Cap Index Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.91	0.95 to 2.60	6.86 to 7.43
2011	1,512,353	11.58 to 15.99	23,431,494	0.69	0.95 to 2.60	(2.03) to (0.40)
2010	1,789,022	11.82 to 16.05	27,902,439	0.58	0.95 to 2.60	22.39 to 24.42

MML Small Cap Index Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.64	1.15 to 3.10	6.59 to 7.27
2011	347,455	11.48 to 14.53	4,804,483	0.55	1.15 to 3.10	(2.79) to (0.88)
2010	291,727	11.81 to 14.66	4,096,719	0.43	1.15 to 3.10	4.75 to 23.93

MML Small Cap Growth Equity Sub-Account (Initial Class)
2014	5,651,800	19.12 to 27.97	138,833,967	-	0.95 to 2.60	3.18 to 4.90
2013	6,535,770	18.53 to 26.67	154,118,882	-	0.95 to 2.60	44.71 to 47.11
2012	8,656,411	12.80 to 18.13	139,227,232	-	0.95 to 2.60	10.49 to 12.34
2011	9,782,054	11.59 to 16.14	140,573,604	-	0.95 to 2.60	(7.66) to (6.13)
2010	10,122,098	12.55 to 17.19	155,583,290	-	0.95 to 2.60	19.13 to 21.11

MML Small Cap Growth Equity Sub-Account (Service Class)
2014	417,805	18.54 to 25.22	9,976,697	-	1.15 to 3.10	2.41 to 4.43
2013	340,967	18.10 to 24.15	7,870,821	-	1.15 to 3.10	43.63 to 46.45
2012	369,913	12.60 to 16.49	5,836,807	-	1.15 to 3.10	9.66 to 11.83
2011	361,674	11.49 to 14.75	5,119,783	-	1.15 to 3.10	(8.35) to (6.55)
2010	292,570	12.54 to 15.78	4,440,118	-	1.15 to 3.10	6.40 to 20.57

MML Small Company Value Sub-Account
2014	456,849	19.69 to 21.89	9,900,024	-	1.15 to 3.10	(2.82) to (0.91)
2013	421,704	20.26 to 22.09	9,236,071	1.09	1.15 to 3.10	27.34 to 29.84
2012	348,094	15.91 to 17.01	5,885,678	-	1.15 to 3.10	11.47 to 13.67
2011	246,026	14.28 to 14.97	3,662,574	-	1.15 to 3.10	(4.56) to (2.68)
2010	153,287	14.96 to 15.38	2,350,256	1.10	1.15 to 3.10	2.11 to 19.21

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small/Mid Cap Value Sub-Account (Initial Class)
2014	7,251,421	$17.45 to $29.25	$154,625,554	0.61%	0.95% to 2.60%	6.64% to 8.41%
2013	8,624,399	16.36 to 26.98	170,219,254	0.70	0.95 to 2.60	34.64 to 36.88
2012	10,739,221	12.15 to 19.71	155,142,178	0.71	0.95 to 2.60	16.00 to 17.93
2011	12,882,132	10.48 to 16.71	158,261,829	0.58	0.95 to 2.60	(9.87) to (8.37)
2010	12,923,805	11.62 to 18.24	174,922,884	0.61	0.95 to 2.60	23.59 to 25.64

MML Small/Mid Cap Value Sub-Account (Service Class)
2014	769,745	16.92 to 20.65	15,481,539	0.47	1.15 to 3.10	5.83 to 7.91
2013	679,762	15.99 to 19.14	12,724,322	0.55	1.15 to 3.10	33.61 to 36.24
2012	632,734	11.97 to 14.05	8,713,435	0.52	1.15 to 3.10	15.15 to 17.42
2011	601,564	10.39 to 11.96	7,068,316	0.43	1.15 to 3.10	(10.52) to (8.76)
2010	494,424	11.61 to 13.11	6,385,051	0.49	1.15 to 3.10	2.02 to 25.00

MML Strategic Emerging Markets Sub-Account
2014	776,093	9.51 to 10.68	8,249,934	0.05	1.15 to 3.10	(8.51) to (6.71)
2013	718,136	10.40 to 11.45	8,187,642	-	1.15 to 3.10	(9.59) to (7.81)
2012	637,774	11.50 to 12.42	7,885,001	0.17	1.15 to 3.10	12.36 to 14.58
2011	597,749	10.24 to 10.84	6,454,925	0.02	1.15 to 3.10	(24.81) to (23.33)
2010	503,752	13.61 to 14.14	7,106,111	0.10	1.15 to 3.10	11.46 to 15.42

MML Total Return Bond Sub-Account
2014	1,242,579	9.91 to 10.50	12,917,884	1.77	0.95 to 3.10	1.24 to 3.44
2013	1,015,531	9.79 to 10.15	10,236,134	2.07	0.95 to 3.10	(4.84) to (2.78)
2012[11]	493,216	10.29 to 10.44	5,135,023	1.41	0.95 to 3.10	2.89 to 4.38

Oppenheimer Capital Appreciation Sub-Account (Service)
2014	559,805	14.22 to 18.35	9,721,734	0.18	1.15 to 3.10	11.61 to 13.81
2013	502,525	12.74 to 16.13	7,690,025	0.75	1.15 to 3.10	25.48 to 27.95
2012	496,365	10.15 to 12.60	5,913,426	0.39	1.15 to 3.10	10.33 to 12.50
2011	408,980	9.20 to 11.20	4,351,356	0.11	1.15 to 3.10	(4.38) to (2.50)
2010	376,325	9.63 to 11.49	4,125,258	-	1.15 to 3.10	3.53 to 7.90

Oppenheimer Capital Appreciation Sub-Account (Non-Service)
2014	12,954,342	14.67 to 18.90	232,982,208	0.46	0.95 to 2.60	12.45 to 14.32
2013	16,061,660	13.04 to 16.53	254,026,382	0.99	0.95 to 2.60	26.41 to 28.51
2012	19,273,489	10.32 to 12.86	238,081,589	0.65	0.95 to 2.60	11.18 to 13.04
2011	21,730,471	9.28 to 11.38	238,226,629	0.37	0.95 to 2.60	(3.68) to (2.08)
2010	24,110,369	9.63 to 11.62	270,749,053	0.17	0.95 to 2.60	6.61 to 8.38

Oppenheimer Capital Income Sub-Account (Service)
2014	10,465	10.24 to 12.55	127,396	1.80	1.15 to 2.65	5.19 to 6.78
2013	10,515	9.74 to 11.76	120,155	2.13	1.15 to 2.65	9.88 to 11.54
2012	10,832	8.86 to 10.54	111,303	1.11	1.15 to 2.65	9.17 to 10.82
2011	15,741	8.12 to 9.51	146,613	1.99	1.15 to 2.65	(2.24) to (0.76)
2010	19,419	8.30 to 9.58	183,284	1.62	1.15 to 2.65	9.73 to 11.39

Oppenheimer Capital Income Sub-Account (Non-Service)
2014	839,226	10.34 to 14.39	11,428,031	2.09	0.95 to 2.60	5.42 to 7.17
2013	1,052,026	9.81 to 13.43	13,393,426	2.34	0.95 to 2.60	10.27 to 12.10
2012	1,276,537	8.89 to 11.98	14,511,233	1.39	0.95 to 2.60	9.45 to 11.28
2011	1,522,062	8.12 to 10.76	15,570,118	2.45	0.95 to 2.60	(1.86) to (0.23)
2010	1,914,101	8.28 to 10.79	19,693,048	1.49	0.95 to 2.60	10.02 to 11.85

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer Core Bond Sub-Account
2014	249,195	$13.93	$3,470,605	5.27%	1.40%		5.77%
2013	291,383	13.17	3,836,631	5.12	1.40		(1.49)
2012	347,257	13.37	4,641,376	4.87	1.40		8.75
2011	400,306	12.29	4,919,717	6.14	1.40		6.77
2010	468,236	11.51	5,389,907	1.89	1.40	[6]	9.87

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service)
2014	360,959	14.78 to 18.90	6,561,362	-	1.15 to 3.10		2.30 to 4.32
2013	352,391	14.45 to 18.11	6,138,368	-	1.15 to 3.10		31.49 to 34.07
2012	324,959	10.99 to 13.51	4,223,062	-	1.15 to 3.10		12.61 to 14.83
2011	243,197	9.76 to 11.77	2,750,759	-	1.15 to 3.10		(2.24) to (0.31)
2010	147,123	9.98 to 11.80	1,689,840	-	1.15 to 3.10		12.44 to 25.71

Oppenheimer Discovery Mid Cap Growth Sub-Account (Non-Service)
2014	8,347,886	15.24 to 19.20	149,432,184	-	0.95 to 2.60		3.07 to 4.78
2013	9,613,078	14.79 to 18.32	165,756,045	0.01	0.95 to 2.60		32.50 to 34.70
2012	11,813,340	11.16 to 13.60	152,596,136	-	0.95 to 2.60		13.45 to 15.34
2011	13,024,851	9.84 to 11.79	146,649,684	-	0.95 to 2.60		(1.49) to 0.14
2010	14,726,679	9.99 to 11.78	166,318,155	-	0.95 to 2.60		24.20 to 26.26

Oppenheimer Diversified Alternatives Sub-Account
2014[14]	109,800	9.80 to 9.94	1,087,836	6.56	0.95 to 3.10		(2.03) to (0.60)

Oppenheimer Global Sub-Account (Service)
2014	2,027,123	16.45 to 21.74	41,625,178	0.86	1.15 to 3.10		(1.06) to (0.89)
2013	1,693,626	16.63 to 21.55	34,582,935	1.16	1.15 to 3.10		23.12 to 25.54
2012	1,484,884	13.50 to 17.16	24,176,443	1.89	1.15 to 3.10		17.25 to 19.56
2011	1,324,630	11.52 to 14.35	18,050,478	0.93	1.15 to 3.10		(11.32) to (9.57)
2010	898,823	12.99 to 15.87	13,625,384	1.00	1.15 to 3.10		6.70 to 14.38

Oppenheimer Global Sub-Account (Non-Service)
2014	10,815,603	16.96 to 23.83	236,187,394	1.11	0.95 to 2.60		(1.33) to (0.33)
2013	12,160,557	17.02 to 23.52	263,962,140	1.39	0.95 to 2.60		24.04 to 26.10
2012	14,230,635	13.72 to 18.65	246,015,326	2.13	0.95 to 2.60		18.15 to 20.12
2011	16,313,988	11.61 to 15.53	235,697,514	1.30	0.95 to 2.60		(10.64) to (9.16)
2010	17,815,653	13.00 to 17.10	285,007,462	1.43	0.95 to 2.60		12.99 to 14.87

Oppenheimer Global Strategic Income Sub-Account (Service)
2014	4,722,319	13.06 to 15.46	71,736,469	3.88	1.15 to 3.10		(0.64) to 1.32
2013	4,528,418	13.14 to 15.26	67,992,271	4.65	1.15 to 3.10		(3.41) to (1.51)
2012	4,046,601	13.60 to 15.50	61,742,403	5.58	1.15 to 3.10		9.69 to 11.85
2011	3,828,807	12.40 to 13.85	52,354,122	2.64	1.15 to 3.10		(2.42) to (0.50)
2010	3,416,576	12.71 to 13.92	47,085,358	7.37	1.15 to 3.10		6.38 to 13.46

Oppenheimer Global Strategic Income Sub-Account (Non-Service)
2014	16,959,594	13.49 to 19.77	276,588,610	4.27	0.95 to 2.60		0.20 to 1.87
2013	19,364,388	13.46 to 19.41	311,535,386	4.96	0.95 to 2.60		(2.70) to (1.08)
2012	19,958,314	13.84 to 19.62	328,226,106	6.02	0.95 to 2.60		10.61 to 12.46
2011	20,997,233	12.51 to 17.45	307,689,482	3.30	0.95 to 2.60		(1.73) to (0.10)
2010	24,031,677	12.73 to 17.46	354,218,942	8.63	0.95 to 2.60		12.02 to 13.88

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer High Income Sub-Account (Service)
2014	-	$-	$-	-%	-%		-%
2013	-	-	-	-	-		-
2012[10]	-	-	-	14.29	1.15 to 2.65		10.17 to 11.54
2011	9,695	2.97 to 3.28	31,086	8.85	1.15 to 2.65		(5.10) to (3.67)
2010	10,111	3.13 to 3.40	33,816	11.30	1.15 to 2.65		11.45 to 13.13

Oppenheimer High Income Sub-Account (Non-Service)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[10]	-	-	-	16.42	0.95 to 2.60		10.46 to 11.97
2011	3,179,274	2.93 to 3.99	12,047,843	9.58	0.95 to 2.60		(4.84) to (3.26)
2010	3,829,279	3.08 to 4.13	15,030,302	6.70	0.95 to 2.60		11.87 to 13.73

Oppenheimer International Growth Sub-Account (Service)
2014	1,102,287	16.66 to 22.06	23,154,989	0.95	1.15 to 3.10		(9.99) to (8.21)
2013	947,242	18.51 to 24.03	21,672,055	1.10	1.15 to 3.10		21.88 to 24.28
2012	841,081	15.18 to 19.34	15,509,860	1.14	1.15 to 3.10		17.96 to 20.29
2011	770,464	12.87 to 16.08	11,897,861	0.67	1.15 to 3.10		(10.43) to (8.67)
2010	632,976	14.37 to 17.60	10,731,499	0.88	1.15 to 3.10		9.23 to 13.31

Oppenheimer International Growth Sub-Account (Non-Service)
2014	2,173,952	17.15 to 22.54	46,483,217	1.18	0.95 to 2.60		(9.60) to (8.10)
2013	2,352,817	18.97 to 24.52	55,194,703	1.35	0.95 to 2.60		22.64 to 24.68
2012	2,629,647	15.47 to 19.67	49,987,835	1.45	0.95 to 2.60		19.08 to 21.06
2011	3,086,724	12.99 to 16.25	48,807,635	1.01	0.95 to 2.60		(9.54) to (8.04)
2010	3,495,801	14.36 to 17.67	60,521,504	1.26	0.95 to 2.60		11.81 to 13.67

Oppenheimer Main Street Sub-Account (Service)
2014	268,260	15.17 to 19.42	5,013,308	0.57	1.15 to 3.10		7.03 to 9.14
2013	228,374	14.18 to 17.80	3,900,324	0.88	1.15 to 3.10		27.43 to 29.94
2012	214,866	11.12 to 13.70	2,805,381	0.63	1.15 to 3.10		13.04 to 15.27
2011	134,515	9.84 to 11.88	1,526,335	0.48	1.15 to 3.10		(3.35) to (1.45)
2010	82,518	10.18 to 12.06	962,997	0.74	1.15 to 3.10		5.84 to 14.50

Oppenheimer Main Street Sub-Account (Non-Service)
2014	1,949,206	15.65 to 20.17	36,073,052	0.84	0.95 to 2.60		7.86 to 9.66
2013	2,307,901	14.51 to 18.39	39,237,252	1.10	0.95 to 2.60		28.39 to 30.53
2012	2,759,857	11.30 to 14.09	36,080,990	0.95	0.95 to 2.60		13.87 to 15.76
2011	3,078,927	9.92 to 12.17	35,062,322	0.88	0.95 to 2.60		(2.58) to (0.96)
2010	3,657,692	10.19 to 12.29	42,187,225	1.12	0.95 to 2.60		13.13 to 15.01

Oppenheimer Money Sub-Account
2014	1,182,007	8.84 to 10.63	12,697,559	0.01	0.95 to 2.60		(2.56) to (0.94)
2013	1,513,228	9.08 to 10.73	16,402,696	0.01	0.95 to 2.60		(2.55) to (0.93)
2012	1,833,934	9.31 to 10.83	20,050,559	0.01	0.95 to 2.60		(2.56) to (0.94)
2011	2,430,669	9.56 to 10.93	26,861,799	0.01	0.95 to 2.60		(2.55) to (0.93)
2010	2,886,394	9.81 to 11.03	32,256,986	0.03	0.95 to 2.60		(2.54) to (0.92)

Panorama Growth Sub-Account
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[9]	-	-	-	1.25	1.18 to 1.65		13.75 to 13.92
2011	70,980	8.87 to 8.97	811,324	0.78	1.18 to 1.65		(1.39) to (0.93)
2010	76,214	9.00 to 9.05	881,501	1.13	1.18 to 1.65	[5]	13.62 to 14.16

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Panorama Total Return Sub-Account
2014	-	$-	$-	-%	-%		-%
2013	-	-	-	-	-		-
2012[8]	-	-	-	2.51	1.18 to 1.65		5.65 to 5.81
2011	73,531	9.13 to 9.43	816,467	2.86	1.18 to 1.65		(1.40) to (0.94)
2010	81,458	9.22 to 9.57	931,654	1.71	1.18 to 1.65	[5]	14.79 to 15.33

PIMCO CommodityRealReturn® Strategy Sub-Account
2014	2,118,192	6.09 to 7.17	14,781,852	0.26	0.95 to 3.10		(21.11) to (19.39)
2013	2,086,979	7.72 to 8.90	18,128,343	1.68	0.95 to 3.10		(17.32) to (15.52)
2012	2,089,583	9.34 to 10.53	21,573,828	2.40	0.95 to 3.10		1.91 to 4.13
2011	2,134,199	9.16 to 10.12	21,231,648	13.89	0.95 to 3.10		(10.36) to (8.42)
2010	2,026,800	10.22 to 11.05	22,129,092	15.13	0.95 to 3.10		21.10 to 23.07

VY Clarion Global Real Estate Sub-Account
2014	1,419,209	12.53 to 14.75	20,233,673	1.10	0.95 to 3.10		10.38 to 12.78
2013	1,371,460	11.35 to 13.08	17,405,956	5.55	0.95 to 3.10		0.54 to 2.73
2012	1,302,495	11.29 to 12.73	16,182,211	0.52	0.95 to 3.10		21.80 to 24.46
2011	1,239,556	9.27 to 10.23	12,425,609	3.46	0.95 to 3.10		(8.19) to (6.20)
2010	1,192,544	10.09 to 10.91	12,812,999	8.90	0.95 to 3.10		6.05 to 14.90

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]	For the period May 3, 2010 (date this fund became available as an investment option in the Separate Account) through December 31, 2010.

[5]

During 2011, the high end of the expense ratio for prior years was corrected to 1.65% from 2.00%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[6]

During 2011, the high end of the expense ratio for prior years was corrected to 1.40% from 1.55%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[7]	Effective April 27, 2012, this fund has closed and is no longer available.

[8]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Sub-Account Portfolio merged into Oppenheimer Capital Income Sub-Account.

[9]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Sub-Account merged into Oppenheimer Main Street Sub-Account.

[10]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Sub-Account merged into Oppenheimer Global Strategic Income Sub-Account.

[11]	Effective May 1, 2012 this fund became available as an investment option in the Separate Account.

[12]	For the period October 31, 2012 (date this fund became available as an investment option in the Separate Account) through December 31, 2012.

[13]	For the period January 1, 2014 through April 27, 2014. Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.

[14]	For the period May 1, 2014 through December 31, 2014. Effective May 1, 2014, this fund became available as an investment option in the Separate Account.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account. The assessment of charges is based on the actual product and additional benefits or riders purchased.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to 0.80% - 1.60% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge/Surrender Charge	0% - 8%
This charge is assessed through the redemption of units.

Payment Protector Charge	This charge is equal, on an annual basis, to 0.00% - 0.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Additional Death Benefit Options
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

C. 5% Roll Up Death Benefit	0.00% - 0.40%

D. Basic Death Benefit with Combination Feature	0.00% - 0.45%

Rider Charges
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Equalizer Benefit	0.00% - 0.50%

B. Nursing Home Waiver	0.00% - 0.05%

C. Earnings Enhancement Benefit	0.00% - 0.30%

D. 10% / 20% Free Withdrawal Amount	0.00% - 0.25%

E. 15% / 30% Free Withdrawal Amount	0.00% - 0.15%

F. Guaranteed Minimum Income Benefit (GMIB)	0.00% - 0.80%

G. Guaranteed Minimum Accumulation Benefit (GMAB)	0.00% - 0.95%

H. Guaranteed Minimum Withdrawal Benefit (GMWB)	0.00% - 0.95%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the certificate value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at certificate issue, 0.50% if age 61 through age 70 at certificate issue, and 0.70% if age 71 or older at certificate issue, of the certificate value allocated to the funds.

Certain contracts may offer credits which will result in the purchase of units.

F-55

Notes To Financial Statements (Continued)

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2015, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

LA2054	F-56

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2014 and 2013, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2014, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

LA2045

The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles also are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the three-year period ended December 31, 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the three-year period ended December 31, 2014, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.
/s/    KPMG LLP

Hartford, CT

February 20, 2015

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2014	2013
	(In Millions)
Assets:

Bonds	$74,719	$67,196
Preferred stocks	525	494
Common stocks - subsidiaries and affiliates	7,940	6,450
Common stocks - unaffiliated	1,188	928
Mortgage loans	19,357	16,465
Policy loans	11,155	10,585
Real estate	776	849
Partnerships and limited liability companies	6,970	7,189
Derivatives	8,531	6,117
Cash, cash equivalents and short-term investments	1,880	4,198
Other invested assets	3	19

Total invested assets	133,044	120,490
Investment income due and accrued	1,711	1,514
Federal income taxes	-	164
Deferred income taxes	959	1,166
Other than invested assets	1,091	1,050

Total assets excluding separate accounts	136,805	124,384
Separate account assets	60,384	58,392

Total assets	$197,189	$182,776

Liabilities and Surplus:

Policyholders’ reserves	$93,291	$86,154
Liabilities for deposit-type contracts	9,045	9,409
Contract claims and other benefits	395	379
Policyholders’ dividends	1,579	1,497
General expenses due or accrued	903	763
Federal income taxes	177	-
Asset valuation reserve	2,620	2,195
Repurchase agreements	4,658	3,487
Commercial paper and other borrowed money	268	250
Collateral	1,405	565
Derivatives	5,424	4,418
Other liabilities	2,819	2,753

Total liabilities excluding separate accounts	122,584	111,870
Separate account liabilities	60,374	58,382

Total liabilities	182,958	170,252
Surplus	14,231	12,524

Total liabilities and surplus	$197,189	$182,776

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)
Revenue:

Premium income	$18,383	$20,437	$20,327
Net investment income	6,332	5,471	4,928
Reserve adjustments on reinsurance ceded	21	50	57
Fees and other income	854	805	540

Total revenue	25,590	26,763	25,852

Benefits and expenses:

Policyholders’ benefits	16,511	18,368	10,921
Change in policyholders’ reserves	5,803	5,892	10,827
Change in reserves due to the RPG reinsurance agreement	(1,564)	(2,050)	-
General insurance expenses	1,793	1,705	1,422
Ceding commission on the RPG reinsurance agreement	-	355	-
Commissions	814	783	605
State taxes, licenses and fees	200	186	159

Total benefits and expenses	23,557	25,239	23,934

Net gain from operations before dividends and federal income taxes	2,033	1,524	1,918

Dividends to policyholders	1,553	1,475	1,379

Net gain from operations before federal income taxes	480	49	539

Federal income tax expense (benefit)	23	(142)	(108)

Net gain from operations	457	191	647

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	166	(477)	109

Net income (loss)	$623	$(286)	$756

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)

Surplus, beginning of year	$12,524	$12,687	$11,417

Increase (decrease) due to:
Net income (loss)	623	(286)	756
Change in net unrealized capital gains, net of tax	2,022	(211)	743
Change in net unrealized foreign exchange capital losses and gains, net of tax	(240)	40	(8)
Change in other net deferred income taxes	104	264	(551)
Change in nonadmitted assets	(97)	112	156
Change in reserve valuation basis	-	(56)	-
Change in asset valuation reserve	(425)	(266)	(246)
Change in surplus notes	-	-	399
Prior period adjustments	(123)	(84)	(32)
Change in minimum pension liability	(157)	305	52
Other	-	19	1

Net increase (decrease)	1,707	(163)	1,270

Surplus, end of year	$14,231	$12,524	$12,687

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)
Cash from operations:
Premium and other income collected	$19,081	$21,237	$20,879
Net investment income	6,133	5,345	4,789
Benefit payments	(16,963)	(17,914)	(10,670)
Net transfers from (to) separate accounts	1,303	1,078	(5,755)
Net receipts from RPG reinsurance agreement	1,564	2,050	-
Commissions and other expenses	(2,638)	(2,612)	(2,021)
Dividends paid to policyholders	(1,471)	(1,377)	(1,313)
Federal and foreign income taxes (paid) recovered	(10)	112	26

Net cash from operations	6,999	7,919	5,935

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	16,588	19,724	16,842
Preferred and common stocks - unaffiliated	316	674	132
Common stocks - affiliated	351	137	646
Mortgage loans	1,736	2,200	2,056
Real estate	338	130	103
Partnerships and limited liability companies	1,593	1,408	1,006
Derivatives	566	(550)	63
Other	(284)	(214)	(131)

Total investment proceeds	21,204	23,509	20,717

Cost of investments acquired:
Bonds	(23,721)	(29,723)	(19,737)
Preferred and common stocks - unaffiliated	(623)	(559)	(342)
Common stocks - affiliated	(628)	(732)	(461)
Mortgage loans	(4,700)	(4,749)	(3,582)
Real estate	(144)	112	(121)
Partnerships and limited liability companies	(1,512)	(2,048)	(1,515)
Derivatives	(377)	(176)	(203)
Other	(41)	454	134

Total investments acquired	(31,746)	(37,421)	(25,827)
Net increase in policy loans	(570)	(563)	(543)

Net cash from investing activities	(11,112)	(14,475)	(5,653)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	82	(138)	588
Cash provided from surplus notes	-	-	399
Change in repurchase agreements	1,171	(335)	242
Change in collateral	836	(739)	(242)
Deposits for policyholders’ reserves related to reinsurance agreement	-	5,298	-
Liabilities for deposit-type contracts related to reinsurance agreement	-	3,885	-
Other cash used	(294)	(33)	(84)

Net cash from financing and other sources	1,795	7,938	903

Net change in cash, cash equivalents and short-term investments	(2,318)	1,382	1,185
Cash, cash equivalents and short-term investments, beginning of year	4,198	2,816	1,631

Cash, cash equivalents and short-term investments, end of year	$1,880	$4,198	$2,816

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate swap replications are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issue, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issue, of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against certain fluctuations in the statement value of common stocks, real estate, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

For the year ended December 31, 2014, corrections of prior year errors were recorded in surplus:

	Decrease to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Income tax payable	$(76)	$(76)	$76
Policyholders’ reserves, net of tax	(36)	(36)	36
Other liabilities	(11)	(11)	11
Asset valuation reserves	-	(14)	14

Total	$(123)	$(137)	$137

For the year ended December 31, 2013, corrections of prior year errors were recorded in surplus on a pre-tax basis with any associated tax corrections reported through net income:

	Increase (Decrease) to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(74)	$(74)	$74
Premium income	(12)	(12)	12
Other invested assets	2	2	(2)

Total	$(84)	$(84)	$84

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2012, corrections of prior year errors were recorded in surplus on a pre-tax basis with any associated tax corrections reported through net income:

	Increase (Decrease) to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(22)	$(22)	$22
General insurance expenses	(11)	(11)	11
Premium income	(3)	(3)	3
Net investment income	4	4	(4)

Total	$(32)	$(32)	$32

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security.

Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC, at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,409 million and $2,157 million as of December 31, 2014 and 2013, respectively. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 4d. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2014 and 2013. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default index swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance recoverables, fixed assets and other receivables.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, furniture and equipment, certain other receivables, uncollected premium greater than 90 days past due and certain intangible assets. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against surplus.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection of the separate account investments is directed by group and individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract holder/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract holder/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

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The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have offered or continue to offer a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are ten, twenty and twenty-six years.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

GMIB Plus replaced GMIB Basic and was available from September 2007 through March 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

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Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

In order to maintain a prudent level of reserve adequacy, the Company elected to hold additional insurance reserves over and above the amounts calculated by the methods described above.

r.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

s.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 58% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2014 and 2013.

t.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

u.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

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v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

w.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value, which is at cost, reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value approximates fair value.

y.	Other liabilities

Other liabilities primarily consist of interest due on derivatives, the IMR, amounts held for agents, remittances and items not allocated, pending securities settlements and unearned income.

z.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company also assumed business associated with Retirement Plans Group (RPG). Refer to Note 10. “Reinsurance” for discussion of the RPG transaction.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

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aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

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Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is established, and recorded in net unrealized capital losses, for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance will be adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be recorded if the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 2.8% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S. Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships, LLCs and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

cc.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of

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shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. At the time of retirement, death or disability awards contain vesting conditions, whereby employees’ unvested awards immediately vest. This occurs on a pro-rata basis with immediate settlement for PRS and on an accelerated basis with a one-year exercise period for PSARs. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2013, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 105, “Working Capital Finance Investments,” which establishes statutory accounting principles for working capital finance investments. This statement also amends SSAP No. 20, “Nonadmitted Assets,” to allow working capital finance investments as admitted assets to the extent they conform to the requirements of SSAP No. 105. This new guidance was effective January 1, 2014, and did not have an impact on the Company’s financial statements.

In December 2013, the NAIC adopted modifications to SSAP No. 26, “Bonds, Excluding Loan-Backed and Structured Securities,” to clarify the amortization requirements for bonds with make-whole call provisions and bonds that are continuously callable. These revisions do not allow insurers to consider make-whole call provisions in determining the timeframe for amortizing bond premium or discount unless information is known by the reporting entity indicating that the issuer is expected to invoke the provision. These clarifying changes were effective January 1, 2014, and did not have a significant impact on the Company’s financial statements.

b.	Future adoption of new accounting standards

In December 2014, the NAIC issued guidance addressing the accounting and reporting for single real estate property investments that are directly and wholly-owned through LLCs. Current statutory accounting guidance for real estate investments is in SSAP No. 40, “Real Estate Investments” (SSAP No. 40), and guidance for investments in joint ventures, partnerships, and LLCs is in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (SSAP No. 48). The Company owns certain real estate investments through an LLC to provide it with a liability shield against the risks of directly holding the real estate. Single property real estate that is wholly-owned (100%) by a single reporting entity in an LLC is in substance a real estate investment. This guidance, issued as SSAP No. 40 Revised, “Real Estate Investments” (SSAP No. 40R), which is effective January 1, 2015, would require that single real estate property investments that are directly and wholly-owned through an LLC be accounted for and reported as directly owned real estate provided that certain criteria are met. Additionally, for investments meeting the criteria that were previously reported within SSAP No. 48, and owned as of the effective date, the reporting entity shall recognize a cumulative effect of a change in accounting principle as if the entity had followed the revisions of SSAP No. 40R since acquisition of the property. Any change that results from applying these revisions should be accounted for as a change in accounting principle in accordance with SSAP No. 3, “Accounting Changes and Corrections of Errors.” The Company does not expect the adoption of this guidance to have a significant impact on its financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2014

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,395	$814	$3	$8,206
All other governments	526	43	9	560
States, territories and possessions	1,735	152	3	1,884
Political subdivisions	493	48	1	540
Special revenue	4,562	826	4	5,384
Industrial and miscellaneous	54,482	3,296	455	57,323
Parent, subsidiaries and affiliates	5,526	268	15	5,779

Total	$74,719	$5,447	$490	$79,676

Note: The unrealized losses exclude $22 million of losses embedded in the carrying value, which include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2013

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,553	$461	$53	$6,961
All other governments	211	24	8	227
States, territories and possessions	1,667	47	53	1,660
Political subdivisions	227	17	4	241
Special revenue	4,461	440	26	4,875
Industrial and miscellaneous	48,652	2,313	897	50,068
Parent, subsidiaries and affiliates	5,425	317	19	5,723

Total	$67,196	$3,619	$1,060	$69,755

Note: The unrealized losses exclude $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2014		2013
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)

1	Aaa/ Aa/ A	$43,644	58%	$38,974	58%
2	Baa	25,275	34	23,752	35
3	Ba	2,556	3	1,847	3
4	B	1,931	3	1,708	2
5	Caa and lower	813	1	525	1
6	In or near default	500	1	390	1
	Total	$74,719	100%	$67,196	100%

The following summarizes NAIC designations for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2014				2013
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)

1	$1,169	100%	$2,661	100%	$1,493	100%	$2,935	100%
2	4	-	8	-	-	-	-	-
3	-	-	-	-	3	-	8	-
4	-	-	-	-	-	-	7	-
5	-	-	-	-	2	-	-	-
6	-	-	5	-	-	-	2	-
	$1,173	100%	$2,674	100%	$1,498	100%	$2,952	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2014 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$4,993	$5,067
Due after one year through five years	14,861	15,567
Due after five years through ten years	24,296	25,522
Due after ten years	30,569	33,520

Total	$74,719	$79,676

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Proceeds from sales	$5,429	$7,837	$5,104
Gross realized capital gains from sales	448	245	292
Gross realized capital losses from sales	(54)	(195)	(38)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2014

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$-	$-	-	$153	$3	4
All other governments	114	7	21	33	2	18
States, territories and possessions	40	1	2	90	2	6
Political subdivisions	-	-	-	3	1	1
Special revenue	-	-	-	112	4	164
Industrial and miscellaneous	10,434	281	1,121	5,131	180	610
Parent, subsidiaries and affiliates	558	17	12	146	13	6

Total	$11,146	$306	1,156	$5,668	$205	809

Note: The unrealized losses include $22 million of losses embedded in the carrying value, which include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$1,820	$51	7	$52	$3	3
All other governments	46	5	27	29	4	18
States, territories and possessions	641	48	41	32	6	3
Political subdivisions	52	4	8	—	—	—
Special revenue	584	20	167	72	5	142
Industrial and miscellaneous	16,056	697	1,299	2,412	202	402
Parent, subsidiaries and affiliates	169	3	8	642	49	10

Total	$19,368	$828	1,557	$3,239	$269	578

Note: The unrealized losses include $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2014 and 2013, the Company has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized based on the Company’s impairment review process and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2014, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,163 million. Securities in an unrealized loss position for less than 12 months had a fair value of $5,055 million and unrealized losses of $81 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,108 million and unrealized losses of $72 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2013, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $4,642 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,446 million and unrealized losses of $70 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,196 million and unrealized losses of $67 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2014 or 2013, that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $9 million as of December 31, 2014 and 2013.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, RMBS had a total carrying value of $2,289 million and a fair value of $2,607 million, of which approximately 22%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,016 million and a fair value of $1,210 million.

As of December 31, 2013, RMBS had a total carrying value of $2,792 million and a fair value of $3,110 million, of which approximately 25%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,298 million and a fair value of $1,494 million.

During the year ended December 31, 2014, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2014, total leveraged loans and leveraged loan CDOs had a carrying value of $10,056 million and a fair value of $10,149 million, of which approximately 89%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2013, total leveraged loans and leveraged loan CDOs had a carrying value of $7,324 million and a fair value of $7,558 million, of which approximately 83%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,758 million and fair value of $2,880 million as of December 31, 2014 and a carrying value of $3,059 million and fair value of $3,164 million as of December 31, 2013.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2014	2013

	(In Millions)

Carrying value	$525	$494
Gross unrealized gains	21	16
Gross unrealized losses	(15)	-

Fair value	$531	$510

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $112 million in 3 issuers, none of which were in an unrealized loss position more than 12 months. As of December 31, 2013, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $14 million in 7 issuers, none of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2014 or 2013.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $260 million as of December 31, 2014 and $412 million as of December 31, 2013.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2014	2013

	(In Millions)

Adjusted cost basis	$1,090	$886
Gross unrealized gains	172	124
Gross unrealized losses	(74)	(82)

Carrying value	$1,188	$928

As of December 31, 2014, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $426 million in 159 issuers, $55 million of which were in an unrealized loss position more than 12 months. As of December 31, 2013, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $490 million in 102 issuers, $69 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2014 or 2013.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $193 million as of December 31, 2014 and $262 million as of December 31, 2013.

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2014	2013	2012

	(In Billions)

Total revenue	$0.8	$0.9	$0.9
Net income	0.2	0.2	0.1
Assets	13.2	13.4	12.9
Liabilities	11.9	12.3	11.9
Shareholder’s equity	1.3	1.1	1.0

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong; these subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
	December 31,
	2014	2013	2012

	(In Billions)

Total revenue	$7.3	$6.5	$6.2
Net income	0.5	0.3	0.2
Assets	49.4	50.0	53.5
Liabilities	40.4	40.2	43.6
Member’s equity	9.0	9.8	9.9

The U.S. GAAP equity values in the preceding table consist of MMHLLC statutory carrying values of $5,549 million and $4,491 million as of December 31, 2014 and 2013, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying value.

The Company received $50 million, $175 million and $25 million of cash dividends, recorded in net investment income, from MMHLLC in 2014, 2013 and 2012, respectively. In 2014, the Company contributed capital of $85 million to MMHLLC. In 2013, the Company did not contribute capital to MMHLLC.

MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of their business, which seek both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not hold common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements as of December 31, 2014. The Company held common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements with a carrying value of $461 million as of December 31, 2013.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $1.3 billion as of December 31, 2014 was subject to dividend restrictions imposed by various state regulations.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company has negotiated provisions, with the senior lender, within the loan documents to maximize influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2014 and 2013, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2014 or 2013.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2014		2013

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$17,540	$18,157	$14,604	$14,749
Mezzanine loans	45	47	43	45

Total commercial mortgage loans	17,585	18,204	14,647	14,794

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	1,729	1,806	1,751
Other residential loans	9	9	12	12

Total residential mortgage loans	1,772	1,738	1,818	1,763

Total mortgage loans	$19,357	$19,942	$16,465	$16,557

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, scheduled mortgage loan maturities for commercial and residential loans were as follows (in millions):

2015	$1,045
2016	2,297
2017	1,602
2018	1,105
2019	1,322
Thereafter	10,214

Commercial mortgage loans	17,585
Residential mortgage loans	1,772

Total	$19,357

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2014

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$8,428	$7,296	$1,636	$156	$24	$17,540
Mezzanine loans	-	35	10	-	-	45

Total commercial mortgage loans	8,428	7,331	1,646	156	24	17,585

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	9	-	-	-	-	9

Total residential mortgage loans	1,772	-	-	-	-	1,772

Total mortgage loans	$10,200	$7,331	$1,646	$156	$24	$19,357

	December 31, 2013

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$6,982	$5,948	$1,026	$522	$126	$14,604
Mezzanine loans	-	34	5	-	4	43

Total commercial mortgage loans	6,982	5,982	1,031	522	130	14,647

Residential mortgage loans:
FHA insured and VA guaranteed	1,806	-	-	-	-	1,806
Other residential loans	12	-	-	-	-	12

Total residential mortgage loans	1,818	-	-	-	-	1,818

Total mortgage loans	$8,800	$5,982	$1,031	$522	$130	$16,465

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2014

	Less Than	81% to	Above		% of
	80%	95%	95%	Total	Total

	($ In Millions)

Office	$6,013	$105	$28	$6,146	36%
Apartments	4,266	5	14	4,285	24
Industrial and other	3,036	391	-	3,427	19
Retail	1,937	-	15	1,952	11
Hotels	1,760	-	15	1,775	10

Total	$17,012	$501	$72	$17,585	100%

	December 31, 2013

	Less Than	81% to	Above		% of
	80%	95%	95%	Total	Total

	($ In Millions)

Office	$5,246	$151	$138	$5,535	38%
Apartments	3,169	12	80	3,261	22
Industrial and other	2,737	161	4	2,902	20
Retail	1,380	-	248	1,628	11
Hotels	1,293	-	28	1,321	9

Total	$13,825	$324	$498	$14,647	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2014 and 2013. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 76.5% as of December 31, 2014 and 90.0% as of December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2014
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,466	53%
New York	2,005	51%
Illinois	1,800	54%
Texas	1,342	52%
Massachusetts	1,263	54%
District of Columbia	773	50%
All other states	4,888	56%
United Kingdom	675	50%
Canada	373	55%

Total commercial mortgage loans	$17,585	53%

Note: All other states consists of 35 states, with no individual state exposure exceeding $666 million.

	December 31, 2013
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$3,963	59%
New York	1,559	52%
Illinois	1,218	58%
Texas	1,192	58%
Massachusetts	983	63%
District of Columbia	725	49%
All other states	4,214	58%
United Kingdom	420	56%
Canada	373	59%

Total commercial mortgage loans	$14,647	58%

Note: All other states consists of 35 states, with no individual state exposure exceeding $632 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2014			2013
			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	1.1%	12.3%	4.7%	1.1%	12.3%	4.9%
Residential mortgage loans	2.5%	11.9%	5.4%	2.5%	12.5%	5.7%
Mezzanine mortgage loans	5.9%	7.2%	6.2%	5.9%	17.0%	7.1%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2014			2013
			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	3.1%	10.0%	4.3%	3.3%	10.0%	4.5%
Residential mortgage loans	4.5%	4.7%	4.6%	4.8%	5.1%	4.9%
Mezzanine mortgage loans	-%	-%	-%	5.9%	7.2%	6.0%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2013

		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$49	$51	$68	$(9)	$4

	December 31, 2012

		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$53	$53	$68	$(5)	$5
Mezzanine loans	2	1	11	(9)	-

Total	55	54	79	(14)	5

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	13	-	-

Total impaired commercial mortgage loans	$55	$54	$92	$(14)	$5

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2014			2013			2012

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(9)	$-	$(9)	$(5)	$(9)	$(14)	$(19)	$(27)	$(46)
Additions	(2)	-	(2)	(19)	(7)	(26)	-	-	-
Decreases	1	-	1	-	9	9	3	5	8
Write-downs	10	-	10	15	7	22	11	13	24

Ending balance	$-	$-	$-	$(9)	$-	$(9)	$(5)	$(9)	$(14)

The Company did not hold any restructured mortgage loans as of December 31, 2014 or 2013 or mortgage loans with principal or interest past due as of December 31, 2014, 2013 or 2012. The Company had no mortgage loans with suspended interest accruals as of December 31, 2014 and the carrying value of commercial mezzanine loans for which the Company had suspended interest accruals was $4 million as of December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2014	2013

	(In Millions)

Held for the production of income	$2,173	$2,169
Accumulated depreciation	(1,008)	(1,015)
Encumbrances	(558)	(420)

Held for the production of income, net	607	734

Held for sale	1	1

Occupied by the Company	322	256
Accumulated depreciation	(154)	(142)

Occupied by the Company, net	168	114

Total real estate	$776	$849

Non-income producing properties that are held for investment consist of properties under construction. The carrying value of non-income producing real estate was $28 million as of December 31, 2014 and $10 million as of December 31, 2013.

Depreciation expense on real estate was $90 million for the year ended December 31, 2014, $96 million for the year ended December 31, 2013 and $98 million for the year ended December 31, 2012.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2014	2013

	(In Millions)

Joint venture interests:
Common stocks	$3,887	$3,322
Real estate	1,709	1,801
Fixed maturities/preferred stock	617	1,349
Other	49	61
LIHTCs	278	270
Mortgage loans	248	205
Surplus notes	182	181

Total	$6,970	$7,189

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2014 or 2013, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was comprised of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bonds	$3,287	$3,149	$2,854
Preferred stocks	21	19	14
Common stocks - subsidiaries and affiliates	71	180	29
Common stocks - unaffiliated	67	37	33
Mortgage loans	877	779	720
Policy loans	684	674	670
Real estate	191	195	190
Partnerships and LLCs(1)	1,207	602	550
Derivatives	290	152	207
Cash, cash equivalents and short-term investments	10	12	12
Other	2	11	3

Subtotal investment income	6,707	5,810	5,282
Amortization of the IMR	192	189	130
Investment expenses	(567)	(528)	(484)

Net investment income	$6,332	$5,471	$4,928

(1)During 2014, the Company received additional distributions from certain affiliated partnerships that generated net investment income. These distributions were related to the partnerships’ leasing and sale of properties.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains (losses) after tax and transfers to interest maintenance reserves

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended
	December 31,
	2014	2013	2012

	(In Millions)

Bonds	$359	$18	$106
Preferred stocks	4	14	11
Common stocks - subsidiaries and affiliates	11	33	63
Common stocks - unaffiliated	(71)	49	13
Mortgage loans	(9)	(20)	22
Real estate	211	54	21
Partnerships and LLCs	(18)	(46)	(40)
Derivatives	368	(735)	(67)
Other	(50)	(39)	(5)

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	805	(672)	124
Net federal and state tax benefit (expense)	(282)	(147)	293

Net realized capital gains (losses) before deferral to the IMR	523	(819)	417
Net after tax (gains) losses deferred to the IMR	(357)	342	(308)

Net realized capital gains (losses)	$166	$(477)	$109

The IMR liability balance was $628 million as of December 31, 2014 and $498 million as of December 31, 2013 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bonds	$(35)	$(32)	$(148)
Common stocks	(85)	(16)	(4)
Mortgage loans	(10)	(22)	(23)
Partnerships and LLCs	(56)	(45)	(97)

Total OTTI	$(186)	$(115)	$(272)

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $14 million, $18 million and $98 million, respectively, of OTTI on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2014, 6% of the $35 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2013, 25% of the $32 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2012, 64% of the $148 million of bond OTTI were determined using internally developed models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 22. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,658 million as of December 31, 2014 and $3,487 million as of December 31, 2013. As of December 31, 2014, the maturities of these agreements ranged from January 2, 2015 through February 5, 2015 and the interest rates ranged from 0.1% to 0.3%. The outstanding amounts were collateralized by bonds with a carrying value of $4,659 million as of December 31, 2014 and cash and bonds with a carrying value of $3,496 million as of December 31, 2013.

k.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created opportunistically when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a net notional amount of $9,239 million as of December 31, 2014 and $4,152 million as of December 31, 2013. Of this amount, $8,354 million as of December 31, 2014 and $3,055 million as of December 31, 2013, were considered replicated asset transactions as defined under statutory accounting principles as the result of pairing of a long derivative contract with cash instruments held.

The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting principles, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in RBC calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (a contract entered between the Company and the counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts. For over the counter (OTC) cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default of the clearinghouse. After June 10, 2013, certain interest rate swaps and credit default swaps that were entered into were considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was $2,766 million as of December 31, 2014 and $752 million as of December 31, 2013. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $132 million as of December 31, 2014 and $53 million as of December 31, 2013. The statutory reporting rules define net amount at risk as net collateral pledged and statement values excluding accrued interest. The net amount at risk was $554 million as of December 31, 2014 and $338 million as of December 31, 2013. The Company regularly monitors counterparty credit ratings and exposures,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2014

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$7,688	$58,600	$5,359	$61,120
Options	524	9,323	9	596
Currency swaps	233	2,677	45	1,010
Forward contracts	70	3,362	3	298
Credit default swaps	16	1,269	8	777
Financial futures	-	1,798	-	-

Total	$8,531	$77,029	$5,424	$63,801

	December 31, 2013

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$5,804	$54,851	$4,235	$48,950
Options	200	8,604	1	83
Currency swaps	87	379	130	2,120
Forward contracts	13	470	40	3,332
Credit default swaps	13	1,132	12	752
Financial futures	-	2,189	-	-

Total	$6,117	$67,625	$4,418	$55,237

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this are credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. In the event of default, the Company is fully exposed to their notional amounts of $2,385 million as of December 31, 2014 and $2,321 million as of December 31, 2013. The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $6,785 million for the year ended December 31, 2014 and $6,008 million for the year ended December 31, 2013. The weighted average fair value of outstanding derivative financial instrument liabilities $4,536 million for the year ended December 31, 2014 and $3,752 million for the year ended December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2014	2013

	(In Millions)

Due in one year or less	$338	$81
Due after one year through five years	1,408	1,594
Due after five years through ten years	300	209

Total	$2,046	$1,884

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2014	2013

	(In Millions)

Open interest rate swaps in a fixed pay position	$55,474	$50,735
Open interest rate swaps in a fixed receive position	63,804	52,118
Other interest related swaps	442	948

Total interest rate swaps	$119,720	$103,801

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year ended
	December 31, 2014

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$760
Currency swaps	(2)	231
Options	(87)	141
Credit default swaps	14	2
Forward contracts	211	95
Financial futures	290	-

Total	$368	$1,229

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(137)	$(679)
Currency swaps	35	(113)
Options	(49)	(120)
Credit default swaps	(18)	7
Forward contracts	(38)	(44)
Financial futures	(528)	-

Total	$(735)	$(949)

	Year Ended
	December 31, 2012

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$(212)
Currency swaps	(41)	13
Options	17	(309)
Credit default swaps	4	(28)
Forward contracts	131	(32)
Financial futures	(120)	-

Total	$(67)	$(568)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2014

			Gross
		Due &	Amounts	Net	Collateral
	Gross	Accrued	Offset	Asset	Posted	Net

	(In Millions)

Derivative assets	$8,531	$714	$(4,159)	$5,086	$(3,146)	$1,940
Derivative liabilities	5,424	1,391	(4,159)	2,656	(380)	2,276

Net	$3,107	$(677)	$-	$2,430	$(2,766)	$(336)

	December 31, 2013

			Gross
		Due &	Amounts	Net	Collateral
	Gross	Accrued	Offset	Asset	Posted	Net

	(In Millions)

Derivative assets	$6,117	$603	$(4,061)	$2,659	$(1,498)	$1,161
Derivative liabilities	4,418	1,178	(4,061)	1,535	(746)	789

Net	$1,699	$(575)	$-	$1,124	$(752)	$372

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2014

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,395	$8,206	$-	$8,199	$7
All other governments	526	560	-	486	74
States, territories and possessions	1,735	1,884	-	1,868	16
Political subdivisions	493	540	-	517	23
Special revenue	4,562	5,384	-	5,266	118
Industrial and miscellaneous	54,482	57,323	-	36,313	21,010
Parent, subsidiaries and affiliates	5,526	5,779	-	646	5,133
Preferred stocks	525	531	1	14	516
Common stocks - unaffiliated	1,188	1,188	587	441	160
Common stocks - subsidiaries and affiliates(1)	713	713	515	117	81
Mortgage loans - commercial	17,585	18,204	-	-	18,204
Mortgage loans - residential	1,772	1,738	-	-	1,738
Cash, cash equivalents and short-term investments	1,880	1,880	303	1,577	-
Separate account assets	60,384	60,384	40,104	19,680	600
Derivatives:
Interest rate swaps	7,688	8,136	-	8,136	-
Options	524	524	-	524	-
Currency swaps	233	233	-	233	-
Forward contracts	70	70	-	70	-
Credit default swaps	16	18	-	18	-
Financial liabilities:
Commercial paper and other borrowed money	268	268	-	250	18
Repurchase agreements	4,658	4,658	-	4,658	-
Guaranteed interest contracts	4,218	4,301	-	-	4,301
Group annuity contracts and other deposits	17,454	18,446	-	-	18,446
Individual annuity contracts	6,394	7,365	-	-	7,365
Supplementary contracts	1,040	1,041	-	-	1,041
Derivatives:
Interest rate swaps	5,359	5,368	-	5,368	-
Options	9	9	-	9	-
Currency swaps	45	45	-	45	-
Forward contracts	3	3	-	3	-
Credit default swaps	8	7	-	7	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $5,549 million, C.M. Life, which had a statutory carrying value of $1,304 million, MSC Holding Company, LLC, which had a statutory carrying value of $359 million, and MassMutual Trust Company, which had a statutory carrying value of $15 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$6,553	$6,961	$-	$6,952	$9
All other governments	211	227	-	197	30
States, territories and possessions	1,667	1,660	-	1,650	10
Political subdivisions	227	241	-	241	-
Special revenue	4,461	4,875	-	4,875	-
Industrial and miscellaneous	48,652	50,068	-	33,183	16,885
Parent, subsidiaries and affiliates	5,425	5,723	-	1,519	4,204
Preferred stocks	494	510	1	86	423
Common stocks - unaffiliated	928	928	320	423	185
Common stocks - subsidiaries and affiliates(1)	548	548	303	210	35
Mortgage loans - commercial	14,647	14,794	-	-	14,794
Mortgage loans - residential	1,818	1,763	-	-	1,763
Cash, cash equivalents and short-term investments	4,198	4,198	524	3,674	-
Separate account assets	58,392	58,392	38,867	19,035	490
Derivatives:
Interest rate swaps	5,804	5,804	-	5,804	-
Options	200	200	-	200	-
Currency swaps	87	87	-	87	-
Forward contracts	13	13	-	13	-
Credit default swaps	13	22	-	22	-
Financial liabilities:
Commercial paper	250	250	-	250	-
Repurchase agreements	3,487	3,487	-	3,487	-
Guaranteed interest contracts	4,028	4,067	-	-	4,067
Group annuity contracts and other deposits	17,267	18,603	-	-	18,603
Individual annuity contracts	6,109	6,911	-	-	6,911
Supplementary contracts	1,028	1,028	-	-	1,028
Derivatives:
Interest rate swaps	4,235	4,632	-	4,632	-
Options	1	1	-	1	-
Currency swaps	130	130	-	130	-
Forward contracts	40	40	-	40	-
Credit default swaps	12	12	-	12	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $4,491 million, C.M. Life, which had a statutory carrying value of $1,079 million, MSC Holding Company, LLC, which had a statutory carrying value of $318 million, and MassMutual Trust Company, which had a statutory carrying value of $14 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed interest contracts and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$4	$-	$4
Industrial and miscellaneous	-	33	109	142
Parent, subsidiaries and affiliates	-	10	79	89
Preferred stocks	-	-	3	3
Common stocks - unaffiliated	587	441	160	1,188
Common stocks - subsidiaries and affiliates	515	117	81	713
Separate account assets	40,104	19,680	600	60,384
Derivatives:
Interest rate swaps	-	7,688	-	7,688
Options	-	524	-	524
Currency swaps	-	233	-	233
Forward contracts	-	70	-	70

Total financial assets carried at fair value	$41,206	$28,800	$1,032	$71,038

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,359	$-	$5,359
Options	-	9	-	9
Currency swaps	-	45	-	45
Forward contracts	-	3	-	3
Credit default swaps	-	5	-	5

Total financial liabilities carried at fair value	$-	$5,421	$-	$5,421

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2014, there were no significant transfers between Level 1 and Level 2.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$1	$-	$1
Industrial and miscellaneous	-	5	23	28
Parent, subsidiaries and affiliates	-	172	-	172
Preferred stocks	-	-	1	1
Common stocks - unaffiliated	320	423	185	928
Common stocks - subsidiaries and affiliates	303	210	35	548
Separate account assets	38,867	19,035	490	58,392
Derivatives:
Interest rate swaps	-	5,804	-	5,804
Options	-	200	-	200
Currency swaps	-	87	-	87
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial assets carried at fair value	$39,490	$25,952	$734	$66,176

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$4,235	$-	$4,235
Options	-	1	-	1
Currency swaps	-	130	-	130
Forward contracts	-	40	-	40
Credit default swaps	-	7	-	7

Total financial liabilities carried at fair value	$-	$4,413	$-	$4,413

For the year ended December 31, 2013, $173 million of equity securities were transferred from Level 1 to Level 2 and $232 million were transferred from Level 2 to Level 1.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Years Ended December 31, 2014

							Total Level 3
	Bonds	Parent,				Separate	Financial Assets
	Industrial and	subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and affiliates	Stock	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2014	$23	$-	$1	$185	$35	$490	$734
Gains (losses) in net income	-	-	-	(71)	(1)	82	10
Gains in surplus	(13)	(6)	-	40	(3)	-	18
Purchases	3	20	3	9	103	238	376
Issuances	117	96	-	4	2	-	219
Sales	-	-	-	(4)	(34)	(320)	(358)
Settlements(1)	(8)	(84)	-	(6)	(21)	110	(9)
Transfers in (2)	-	53	-	3	-	-	56
Other transfers	(13)	-	(1)	-	-	-	(14)

Balance as of December 31, 2014	$109	$79	$3	$160	$81	$600	$1,032

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)This row identifies assets that are consistently carried at fair value but have had a level change. The parent, subsidiaries, and affiliates were transferred in to Level 3 from Level 2 due to a change in the observability of pricing inputs.

	Year Ended December 31, 2013

						Total Level 3
	Bonds				Separate	Financial Assets
	Industrial and	Preferred	Common Stock		Account	Carried at
	Miscellaneous	Stock	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2013	$12	$-	$155	$20	$510	$697
Gains in net income	3	13	-	-	135	151
(Losses) gains in surplus	1	-	(14)	1	-	(12)
Purchases	9	-	52	15	103	179
Issuances	7	-	-	15	-	22
Sales	-	(14)	(7)	(1)	(461)	(483)
Settlements(1)	(38)	-	(1)	(15)	203	149
Other transfers (2)	29	2	-	-	-	31

Balance as of December 31, 2013	$23	$1	$185	$35	$490	$734

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fixed assets

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets and include both admitted and nonadmitted assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

The Company’s admitted fixed assets, comprised of EDP equipment, were $32 million and $38 million, net of accumulated depreciation of $215 million and $195 million, as of December 31, 2014 and 2013, respectively. The depreciation expense on all fixed assets was $43 million, $53 million and $44 million for the years ended December 31, 2014, 2013 and 2012, respectively. Beginning January 1, 2014, the Company changed its capitalization threshold policy on fixed assets from $2,000 to $5,000. This change was made in conjunction with changes in tax regulation.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2014		2013

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$103	$33	$89	$30
Ordinary renewal	612	671	557	613
Group life	10	10	11	11

Total	$725	$714	$657	$654

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2014:

Issue	Face	Carrying	Interest	Maturity
Date	Amount	Value	Rate	Date

($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023
03/01/1994	100	100	7.500%	03/01/2024
05/12/2003	250	249	5.625%	05/15/2033
06/01/2009	750	742	8.875%	06/01/2039
01/17/2012	400	399	5.375%	12/01/2041

Total	$1,750	$1,740

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009 or 2012. Scheduled interest on the notes issued in 1993 and 2003 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the notes issued in 2009 and 2012 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2014, the unapproved interest was $14 million. Through December 31, 2014, the Company paid cumulative interest of $1,144 million on surplus notes. Interest of $129 million, $129 million and $126 million was approved and paid during the years ended December 31, 2014, 2013 and 2012, respectively.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $48 million in 2014, $51 million in 2013 and $56 million in 2012.

The Company has agreements with its subsidiaries and affiliates, including OFI, MML Investment Advisers, LLC and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital, Cornerstone Real Estate Advisers, LLC (CREA), OFI, Wood Creek Capital Management LLC and MML Investment Advisers LLC, which provide investment advisory services to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$275	$214	$152
Recordkeeping and other services	18	50	50
Investment advisory income	30	27	25
Fee expense:
Investment advisory services	264	239	198

The Company reported $59 million and $63 million as amounts due from subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. The Company reported $23 million and $46 million as amounts due to subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of their nonqualified compensation plan in guaranteed interest contracts with the Company. Interest credited on deposits to the Babson Capital and CREA contracts was $5 million for the years ended December 31, 2014, 2013 and 2012.

MassMutual provides revolving credit facilities to MassMutual Asset Finance LLC (MMAF) and Jefferies Finance LLC. During 2014, MMAF borrowed $1,417 million and repaid $812 million under the MMAF credit facility. During 2014, Jefferies Finance LLC borrowed $2,700 million and repaid $3,061 million under the Jefferies Finance LLC facility. Refer to Note 17f. “Commitments” for additional information regarding the credit facility.

The Company held debt issued by MMHLLC that amounted to $2,068 million and $1,993 million as of December 31, 2014 and 2013, respectively. The Company recorded interest income on MMHLLC debt of $104 million in 2014 and $117 million in 2013 and 2012.

The Company had two modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company was the reinsurer and the Japanese subsidiary retained the reserve and associated assets on individual life insurance policies. The predominant contract types were whole life, endowments and term insurance. The Modco agreements allowed the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment was the mechanism by which the Company funded the reserve on the reinsured portion of the risk. It was needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. These two Modco agreements were recaptured, effective May 31, 2013, resulting in a $7 million increase to income due to the recapture fee paid to the Company from the Japanese subsidiary.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	Years Ended December 31,
	2013	2012

	(In Millions)

Premium assumed	$8	$20
Modified coinsurance adjustments, included in fees and other income	7	18
Expense allowances on reinsurance assumed, included in commissions	(1)	(2)
Policyholders’ benefits	(11)	(25)
Recapture fee	7	-

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective January 1, 2014, C.M. Life recaptured certain life insurance policies that were previously assumed by the Company under a modified coinsurance (Modco) reinsurance arrangement, resulting in a $25 million gain for the Company. Prior to the recapture, the Company assumed 75% of the premium on certain universal life policies. The Company had funded C.M. Life a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience.

As of December 31, 2014 and 2013, the net amounts due to C.M. Life and MML Bay State were $31 million and $32 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Premium assumed	$57	$68	$73
Modified coinsurance adjustments, included in fees and other income	13	32	34
Expense allowance on reinsurance assumed, included in commissions	(20)	(24)	(24)
Policyholders’ benefits	(69)	(107)	(134)
Experience refunds (paid) received	-	(1)	1
Recapture fee	20	-	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 4d. “Common stocks - subsidiaries and affiliates.”

The Company participates in variable annuity exchange programs with C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contracts for enhanced variable annuity contracts of the Company or C.M. Life. The Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

recorded premium income of $1 million, $2 million and $3 million in 2014, 2013 and 2012, respectively, and surrender benefits of $1 million in 2014, 2013 and 2012 related to these exchange programs. C.M. Life recorded premium income of $1 million in 2014, 2013 and 2012 and surrender benefits of $1 million in 2014 and $2 million in 2013 and 2012, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life for the years ended December 31, 2014, 2013 or 2012.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10.	Reinsurance

Insurance risk is the risk that the Company will inadequately price its insurance products to cover future benefits. In order to mitigate this insurance risk, the Company enters into reinsurance agreements with affiliated and unaffiliated insurers. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term (YRT), coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 9. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2014, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,013 million assuming no return of the assets (excluding assets in trust) backing these reserves from the reinsurer to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Direct premium	$17,337	$19,260	$20,944
Premium assumed	1,827	1,921	94
Premium ceded	(781)	(744)	(711)

Total net premium	$18,383	$20,437	$20,327

Reinsurance recoveries
Assumed	$(63)	$(76)	$(116)
Ceded	472	381	426

Direct premium includes $944 million and $64 million in 2014 and 2013, respectively, from MassMutual customers that converted from a contract that was previously assumed by MassMutual under the RPG reinsurance agreement. The reserve related to these contracts was $2.2 billion and $134 million as of December 2014 and 2013, respectively.

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2014	2013

	(In Millions)

Reinsurance reserves:
Assumed	$9,447	$10,294
Ceded	(3,320)	(3,023)

Amounts recoverable from reinsurers
Assumed	(20)	(24)
Ceded	128	92

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2014 include $2,174 million associated with life insurance policies, $1,086 million for long-term care, $46 million for disability and $14 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2013 include $1,988 million associated with life insurance policies, $966 million for long-term care, $53 million for disability and $16 million for group life and health.

As of December 31, 2014, one reinsurer accounted for 31% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance. The reinsurance reserve ceded to unaffiliated reinsurers for long-term care is primarily with one reinsurer, which is mentioned above. The Company believes that exposures to a single reinsurer do not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

RPG reinsurance agreement

On January 1, 2013, MassMutual entered into an indemnity reinsurance agreement with The Hartford Financial Services Group, Inc. (The Hartford) to assume 100% of its RPG business. The reinsurance agreement contains coinsurance and modified coinsurance components. Under the agreement, MassMutual indemnifies The Hartford for $9.2 billion of policyholders’ reserves and liabilities for deposit-type contracts, using coinsurance, and $26.3 billion

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of separate account liabilities using modified coinsurance. In addition, MassMutual reinsured contracts written on The Hartford’s policy forms by MassMutual’s Retirement Services Division through June 2014. On execution of the coinsurance component, MassMutual received invested assets with a fair value of $9.4 billion and $383 million of other assets, net of a ceding commission of $355 million, and assumed $5.3 billion of group annuities within policyholders’ reserves, $3.9 billion of liabilities for deposit-type contracts and $879 million of other liabilities. Under the modified coinsurance component, the separate account assets and related reserves were not transferred to or held by MassMutual. The reduction of the expense on the Statutory Statements of Operations essentially offsets the impact of contract redemptions included in policyholders’ benefits and contributions into reinsured accounts recorded as premium.

Included in the above reinsurance tables are the following amounts related to the RPG transaction:

	December 31,
	2014	2013

	(In Millions)

Premium assumed	$1,770	$1,845
Reserves assumed	8,647	9,509
Policyholders’ benefits	3,825	4,048
Change in reserves due to RPG reinsurance agreement	(1,564)	(2,050)
Change in reserves assumed	(862)	324
Ceding commissions	-	355

Under the coinsurance component of the agreement, the Company assumed liabilities of $8.6 billion and $9.5 billion, consisting of policyholders’ reserve of $5.1 billion and $5.4 billion and the liabilities for deposit-type contracts of $3.5 billion and $4.1 billion, as of December 31, 2014 and 2013, respectively.

Under the modified coinsurance component of the agreement, the Company assumed separate account liabilities of $27.8 billion and $28.9 billion, consisting of reserves for annuity contracts of $11.1 billion and $12.0 billion and liabilities for deposit-type contracts of $16.7 billion and $16.9 billion, as of December 31, 2014 and 2013, respectively.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $478,773 million and $445,537 million as of December 31, 2014 and 2013, respectively. Of this amount, the Company had $24,722 million and $27,979 million of life insurance in force as of December 31, 2014 and 2013, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2014				2013

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$41,977	2.5%	-	6.0%	$39,463	2.5%	-	6.0%
Group life	14,423	2.5%	-	4.5%	12,755	2.5%	-	4.5%
Group annuities	17,584	2.3%	-	11.3%	16,538	2.3%	-	11.3%
Individual annuities	11,314	2.3%	-	11.8%	10,023	2.3%	-	11.8%
Individual universal and variable life	5,093	3.5%	-	6.0%	4,551	3.5%	-	6.0%
Disabled life claim reserves	1,879	3.5%	-	6.0%	1,876	3.5%	-	6.0%
Disability active life reserves	732	3.5%	-	6.0%	673	3.5%	-	6.0%
Other	289	2.5%	-	6.0%	275	2.5%	-	6.0%

Total	$93,291				$86,154

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Individual annuities include individual annuity contracts and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2014				2013

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$3,515	0.4%	-	6.2%	$3,425	0.6%	-	6.2%
Federal Home Loan Bank of Boston	701	1.1%	-	3.0%	601	1.1%	-	3.0%
Other	2	8.3%	-	9.7%	2	4.1%	-	9.7%
Supplementary contracts	690	0.3%	-	7.0%	669	0.3%	-	8.0%
Dividend accumulations	547	3.4%	-	4.1%	557	3.4%	-	3.9%
Other deposits	3,590	4.0%	-	8.0%	4,155	3.5%	-	9.5%

Total	$9,045				$9,409

Guaranteed interest contracts (GICs) include funding agreements. Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under most of the Company’s funding agreement programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program with approximately $119 million remaining in run-off. Notes are currently issued from its $17 billion Global Medium-Term Note Program.

The Company uses funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $855 million as of December 31, 2014. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $1.2 billion as of December 31, 2014. As a member of the FHLB Boston, the Company holds common stock of the FHLB Boston at a statement value of $57 million and $52 million as of December 31, 2014 and 2013, respectively. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

Other deposits primarily consists of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 10. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2014, the Company’s GICs by maturity year were as follows (in millions):

2015	$402
2016	653
2017	552
2018	960
2019	622
Thereafter	1,029

Total	$4,218

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and long-term care policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2014	2013

	(In Millions)

Claim reserves, beginning of year	$2,031	$2,017
Less: Reinsurance recoverables	134	128

Net claim reserves, beginning of year	1,897	1,889

Claims paid related to:
Current year	(15)	(14)
Prior years	(320)	(327)

Total claims paid	(335)	(341)

Incurred related to:
Current year’s incurred	236	234
Current year’s interest	5	5
Prior year’s incurred	17	30
Prior year’s interest	81	80

Total incurred	339	349

Net claim reserves, end of year	1,901	1,897
Reinsurance recoverables	143	134

Claim reserves, end of year	$2,044	$2,031

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $17 million increase in the prior years’ incurred claims for 2014 and the $30 million increase in the prior years’ incurred claims for 2013 were generally the result of differences between actual termination experience and statutory termination tables.
The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2014	2013

	(In Millions)

Disabled life claim reserves	$1,877	$1,876
Accrued claim liabilities	24	21

Net claim reserves, end of year	$1,901	$1,897

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on certain annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2013	$557
Incurred guarantee benefits	(281)
Paid guarantee benefits	(2)

Liability as of December 31, 2013	274
Incurred guarantee benefits	214
Paid guarantee benefits	(2)

Liability as of December 31, 2014	$486

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2014 and 2013. As of December 31, 2014 and 2013, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,			December 31,
	2014			2013

		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age

	($ In Millions)

GMDB	$19,391	$37	63	$19,931	$42	62
GMIB Basic	1,136	64	65	1,298	70	65
GMIB Plus	3,373	300	64	3,380	224	63
GMAB	2,859	3	58	2,493	2	57
GMWB	232	4	68	234	3	67

The GMDB account value above consists of $3,733 million within the general account and $15,658 million within separate accounts that includes $4,956 million of modified coinsurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31, 2014

	GMDB	GMIB	GMIB	GMAB	GMWB
		Basic	Plus

	(In Millions)

Separate account	$15,658	$1,121	$3,373	$2,801	$232
General account	3,733	15	-	58	-

Total	$19,391	$1,136	$3,373	$2,859	$232

	December 31, 2013

	GMDB	GMIB	GMIB	GMAB	GMWB
		Basic	Plus

	(In Millions)

Separate account	$15,846	$1,283	$3,380	$2,427	$234
General account	4,085	15	-	66	-

Total	$19,931	$1,298	$3,380	$2,493	$234

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2014	2013

	(In Millions)

Beginning balance	$2,257	$1,879
Net liability increase	416	378

Ending balance	$2,673	$2,257

12.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2014 and 2013. The commercial paper issued in 2014 had interest rates ranging from 0.10% to 0.20% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2014, 2013 and 2012.

On September 26, 2014, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The credit facility replaces an existing $1 billion credit facility, which was due to expire in 2017. The facility has an upsize option for an

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2014, 2013 and 2012, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2014, 2013 and 2012, there were no draws on the credit facilities. Credit facility fees were $1 million, less than $1 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2014 and 2013, the Company contributed $20 million and $61 million, respectively, to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,149 million and $1,974 million as of December 31, 2014 and 2013, respectively. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses, was $44 million for the year ended December 31, 2014 and $36 million for the years ended December 31, 2013 and $28 million for 2012.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $187 million and $189 million as of December 31, 2014 and 2013, respectively.

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost, prior service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory. A portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for certain retirees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $35 million and $32 million as of December 31, 2014 and 2013, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $10 million and $8 million as of December 31, 2014 and 2013, respectively.

d.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

As of December 31, 2013, the unamortized additional liability due to the adoption of SSAP No. 102 was $29 million, which is being amortized through 2021. The additional liability upon adoption of $43 million consisted of $27 million for adding non-vested participants and $16 million for the difference between the accumulated benefit obligation and projected benefit obligation for vested participants.

See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Accumulated benefit obligation	$2,542	$2,236	$412	$401

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Projected benefit obligation, beginning of year vested only	$2,269	$2,355	$357	$363
SSAP No. 102 adoption to add non-vested	-	27	-	50
Service cost	73	73	8	8
Interest cost	108	94	16	15
Contributions by plan participants	-	-	10	9
Actuarial (gains) losses	(63)	7	4	(19)
Medicare prescription drug direct subsidy	-	-	1	1
Benefits paid	(101)	(103)	(29)	(27)
Change in discount rate	295	(184)	45	(43)

Projected benefit obligation, end of year	$2,581	$2,269	$412	$357

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2014. A spot yield curve is developed from this data which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $75 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. See Section h. of this Note, “Assumptions” for details on the discount rate.

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company are as follows:

	December 31,
	2014	2013

	(In Millions)

General Investment Account	$215	$242
Alternative Investment Separate Account	191	174
Babson Long Term Duration Bond Fund	190	160
Oppenheimer Small Capitalization Core Fund	140	132
MM Premier Core Bond Fund	125	118
Oppenheimer International Growth Fund	105	112
MM Select Growth Opportunities Fund	98	58
MM Select Blue Chip Growth Fund	97	57
Oppenheimer Large Core Fund	96	86
Babson Enhanced Index Value Fund	85	85
Oppenheimer Large Capitalization Value Fund	49	44
MM Select Large Cap Value Fund	46	44
MM Select Small Cap Value Fund	46	45
MM Select Small Cap Growth Fund	45	47
MM Premier Strategic Emerging Markets Fund	42	45
Oppenheimer Real Estate Fund	33	25
MM Premier Capital Appreciation Fund	-	66

	$1,603	$1,540

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $66 million in 2015.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% GIA, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s GIA earns fixed interest, primarily comprised of an investment in an unallocated insurance contract, held by the Company. Approximately 10% and 12% of the assets of the Company’s pension plan were invested in the Company’s GIA through the unallocated group annuity insurance contract as of December 31, 2014 and 2013, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following presents the change in plan assets:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,020	$1,801	$5	$5
Actual return on plan assets	180	241	-	-
Employer contributions	40	81	19	17
Contributions by plan participants	-	-	10	10
Benefits paid	(101)	(103)	(29)	(27)

Fair value of plan assets, end of year	$2,139	$2,020	$5	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations, however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment. The stable value characteristic is supported by MassMutual’s surplus and capital, and overall financial strength.

The following presents the GIA allocation by type of investment:

	December 31,
	2014	2013

Bonds	60%	60%
Mortgage loans	16	16
Partnerships and LLCs	6	7
Other investments	9	6
Common stocks - subsidiaries and affiliates	6	6
Cash and cash equivalents	2	4
Real estate	1	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Alternative Investment Separate Account is a nonpooled separate account advised by Babson Capital. Babson Capital’s strategy includes investing in holdings of private equity funds, hedge funds, a private real estate fund, and an equity index exchange traded fund.

Babson Long Term Duration Bond Fund is a nonpooled separate account advised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oppenheimer Small Capitalization Core Fund is a pooled separate account advised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small and mid-cap, and international small and mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual (MM) Premier Core Bond Fund is a pooled separate account investing in a mutual fund sub-advised by Babson Capital. The mutual fund primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is done through an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

Oppenheimer International Growth Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund sub-advised by Sands Capital Management, LLC (Sands) and Jackson Square Partners (JSP) with a large-cap growth equity focus. Sands uses bottom-up, fundamental research and employs six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. JSP seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund sub-advised by T. Rowe Price that seeks growth of capital over the long-term. The strategy seeks well-established large cap companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of domestic large company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

Babson Enhanced Index Value Fund is a nonpooled separate account advised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other equity securities. The strategy uses a systematic process that exploits market inefficiencies and is designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account advised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy uses fundamental analyses to select securities that it believes are undervalued.

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Barrow Hanley and Huber Capital (Huber). Barrow Hanley manages a dividend focused strategy with a high quality, conservative orientation. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued but have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies considered to be undervalued but with the potential to generate superior returns at below average levels of risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund sub-advised by Waddell & Reed, Wellington Management and Montibus Capital Management. The fund invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each sub-adviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the sub-advisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional seeking long-term growth of capital by investing primarily in international emerging markets. OFI Institutional determines the universe of emerging market countries in which to invest, based on OFI Institutional’s assessment of a country’s suitability for investment.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund sub-advised by Cornerstone Real Estate Advisers. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market. REITs are publicly-traded securities that sell like a stock on the major exchanges and which invest in real estate, or represent operating companies that are involved in the real estate market.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a non-pooled separate account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account advised by T. Rowe Price Associates, Inc. (T. Rowe Price) that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging markets of Latin America, Asia, Europe, Africa and the Middle East.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled Separate Accounts: Unit value calculated based on the net assets of the underlying pool of securities which value their investment securities at fair value. The separate accounts are valued daily based on the net asset value (NAV) of shares of the underlying funds and are therefore generally classified as Level 2. As of December 31, 2014 and 2013, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

The General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$242	$-	$242
International large capitalization	-	105	-	105
U.S. small capitalization value	-	91	-	91
International emerging markets	-	42	-	42
Real estate	-	33	-	33
Bonds:
Diversified fixed-income	-	125	-	125
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	638	-	683

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	167	-	-	167
U.S. small capitalization	108	-	-	108
U.S. mid capitalization	64	-	-	64
International large capitalization value	15	-	-	15
International small/mid capitalization	9	-	-	9
Corporate and other bonds	-	235	-	235
Long duration bonds	116	-	-	116
Short-term bonds	2	-	-	2
Government securities	-	197	-	197
Mortgage backed securities	-	7	-	7
Registered investment companies:
U.S. large capitalization	63	-	-	63
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	106	106
Multi-strategy hedge funds	-	-	23	23
Private equity/venture capital	-	-	28	28
Asset backed securities	-	8	-	8
Real estate	-	-	39	39
Cash and short-term cash equivalents	10	7	-	17

Total nonpooled separate accounts	554	454	233	1,241

Total general investment account	-	-	215	215

Total	$599	$1,092	$448	$2,139

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$225	$-	$225
International large capitalization value	-	112	-	112
U.S. small capitalization value	-	92	-	92
International emerging markets	-	45	-	45
Real estate	-	25	-	25
Bonds:
Diversified fixed income	-	118	-	118
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	617	-	662

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	150	-	-	150
U.S. mid capitalization	81	-	-	81
U.S. small capitalization	80	-	-	80
International large capitalization value	18	-	-	18
International small/mid capitalization	10	-	-	10
Corporate and other bonds	-	193	-	193
Long duration bonds	99	-	-	99
Short term bonds	2	-	-	2
Government securities	-	146	-	146
Mortgage backed securities	-	6	-	6
Registered investment companies:
U.S. large capitalization	66	-	-	66
Multi-strategy hedge funds	-	-	35	35
Limited partnerships:
International large capitalization value	-	-	111	111
Multi-strategy hedge funds	-	-	22	22
Private equity/venture capital	-	-	13	13
Asset backed securities	-	10	-	10
Real estate	-	-	36	36
Cash and short-term cash equivalents	9	29	-	38

Total nonpooled separate accounts	515	384	217	1,116

Total general investment account	-	-	242	242

Total	$560	$1,001	$459	$2,020

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 invested assets:

	Beginning	Actual				Ending
	Balance	Return on			Transfers to	Balance
	1/1/2014	Plan Assets	Purchases	Sales	Level 3	12/31/2014

	(In Millions)

Limited partnerships:
International large cap value	$111	$3	$-	$(114)	$-	$-
International small/mid cap	-	(8)	114	-	-	106
Multi-strategy hedge fund	22	1	-	-	-	23
Private equity venture capital	13	4	14	(3)	-	28
Multi-strategy hedge fund	35	2	-	-	-	37
Real estate	36	2	1	-	-	39
General investment account	242	8	47	(82)	-	215

Total	$459	$12	$176	$(199)	$-	$448

	Beginning	Actual				Ending
	Balance	Return on			Transfers to	Balance
	1/1/2013	Plan Assets	Purchases	Sales	Level 3	12/31/2013

	(In Millions)

Limited partnerships:
International large cap value	$96	$33	$-	$(18)	$-	$111
Multi-strategy hedge fund	21	1	-	-	-	22
Private equity venture capital	11	1	3	(2)	-	13
Multi-strategy hedge fund	31	4	-	-	-	35
Real estate	32	3	1	-	-	36
General investment account	222	10	94	(84)	-	242

Total	$413	$52	$98	$(104)	$-	$459

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers in or out of Level 1, 2, or 3 for the year ended December 31, 2014.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million as of December 31, 2014 and 2013 is categorized as Level 1 type investments and is invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This was amortized into net periodic benefit cost over a period of years from adoption through 2013 for pension benefits and through 2012 for other postretirement benefits.

As of December 31, 2014, the unamortized liability due to the adoption of SSAP 102 was $24 million, which is being amortized through 2021.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

The following sets forth the amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost in 2014 and 2013 and expected to be recognized in 2015:

	December 31,
	2015	2014	2013	2015	2014	2013

	Pension			Other Postretirement
	Benefits			Benefits

	(In Millions)

Net prior service cost	$4	$8	$8	$4	$4	$4
Net recognized actuarial losses	66	52	93	4	-	5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Net prior service cost	$13	$21	$42	$47
Net actuarial losses	869	713	60	11
Unrecognized pension liability	24	29	-	-

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Projected benefit obligation	$2,581	$2,269	$412	$357
Less: Assets	2,139	2,020	5	5

Projected benefit obligation funded status	$(442)	$(249)	$(407)	$(352)

The qualified pension plan was underfunded by $119 million as of December 31, 2014 and overfunded by $30 million as of December 31, 2013. The nonqualified pension plans are not funded and have total projected benefit obligations of $323 million and $279 million as of December 31, 2014 and 2013, respectively.

The Company intends to fund $80 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost in the Statutory Statements of Operations is as follows:

	Years Ended December 31,
	2014	2013	2012	2014	2013	2012

	Pension			Other Postretirement/
	Benefits			Postemployment Benefits

	(In Millions)

Service cost	$73	$73	$59	$12	$12	$7
Interest cost	108	94	92	16	15	14
Expected return on plan assets	(151)	(136)	(122)	-	-	-
Amortization of unrecognized transition obligation	-	-	1	-	-	4
Amortization of unrecognized prior service cost	8	8	-	4	8	-
Amortization of unrecognized net actuarial and other losses	52	93	93	1	(3)	-

Total net periodic cost	$90	$132	$123	$33	$32	$25

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

			Medicare
			Prescription
		Other	Drug
	Pension	Postretirement	Government
	Benefits	Benefits	Subsidy

	(In Millions)

2015	$83	$22	$(3)
2016	88	23	(3)
2017	94	24	(3)
2018	99	24	(3)
2019	105	25	(4)
2020-2024	580	132	(22)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans is as follows:

	December 31,
	2014	2013	2012

	(In Millions)

Pension	$90	$132	$123
Health	81	76	61
Thrift	44	36	28
Postretirement	28	32	25
Postemployment	5	-	1
Life	3	4	3
Disability	3	3	3
Other benefits	9	8	7

Total	$263	$291	$251

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2014	2013	2012	2014	2013	2012

	Pension			Other Postretirement
	Benefits			Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	3.90%	4.85%	4.00%	3.75%	4.70%	3.80%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	4.85%	4.00%	4.35%	4.70%	3.80%	4.25%
Expected long-term rate of return on plan assets	7.50%	7.50%	7.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2023 for 2014; 2021 for 2013; 2020 for 2012.	-	-	-	5.00%	5.00%	5.00%

In November 2014, the Society of Actuaries released updated mortality tables to be used for pension plans. The adoption of the new mortality tables is recommended but not required for fiscal years ending December 31, 2014. The Company is considering the financial impact of the tables along with other assumption changes, but does not expect the impact of adopting the new tables to be material to the Company’s financial position at December 31, 2014.

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2014:

	One Percentage	One Percentage
	Point Increase	Point Decrease

	(In Millions)

Effect on total service and interest cost	$3	$(2)
Effect on other postretirement benefit obligations	41	(33)

14.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

A summary of stock-based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	Years Ended December 31,
	2014	2013	2012

Weighted average grant date fair value:
PSAR granted during the year	$78.50	$78.55	$64.27
PRS granted during the year	78.54	78.58	64.34
Intrinsic value (in thousands):
PSAR options exercised	29,125	21,919	55,146
PRS liabilities paid	30,757	27,927	15,461
Fair value of shares vested during the year	101,386	28,260	75,536

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2012	2,652	$58.56	1.6	1,360	$51.67	3.2
Granted	806	78.55		263	78.58
Exercised	(788)	48.63		(357)	42.66
Forfeited	(50)	69.18		(33)	61.64

Outstanding as of December 31, 2013	2,620	68.38	1.1	1,233	59.71	3.2
Granted	945	78.50		315	78.54
Exercised	(752)	56.46		(395)	45.66
Forfeited	(58)	74.60		(41)	72.12

Outstanding as of December 31, 2014	2,755	73.82	1.7	1,112	69.47	3.3

Exercisable as of December 31, 2014	246	$61.73	-	-	$-	-

The PSARs compensation expense was $63 million, $6 million and $44 million for the years ended December 31, 2014, 2013 and 2012, respectively. The PSARs accrued compensation liability was $58 million and $23 million as of December 31, 2014 and 2013, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $18 million, $3 million and $15 million for years ended December 31, 2014, 2013 and 2012, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $38 million, $22 million and $33 million for the years ended December 31, 2014, 2013 and 2012, respectively. The PRS accrued compensation liability was $65 million and $57 million as of December 31, 2014 and 2013, respectively. Unrecognized compensation expense related to nonvested PRS awards for years ended December 31, 2014, 2013 and 2012 was $47 million, $38 million and $44 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Federal income taxes

The Company provides for DTAs in accordance with the NAIC issued guidance and has met the required threshold to utilize the 3 year reversal period and 15% of surplus limitation.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,719	$236	$2,955
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,719	236	2,955
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,719	236	2,955
Total gross DTLs	(1,613)	(383)	(1,996)

Net admitted DTA(L)	$1,106	$(147)	$959

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,701	$120	$2,821
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,701	120	2,821
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,701	120	2,821
Total gross DTLs	(1,291)	(364)	(1,655)

Net admitted DTA(L)	$1,410	$(244)	$1,166

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$18	$116	$134
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	18	116	134
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	18	116	134
Total gross DTLs	(322)	(19)	(341)

Net admitted DTA(L)	$(304)	$97	$(207)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$6	$144	$150
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,076	-	1,076
2. Adjusted gross DTA allowed per limitation threshold	1,940	-	1,940

Lesser of lines 1 or 2	1,076	-	1,076
Adjusted gross DTAs offset by existing DTLs	1,637	92	1,729

Total admitted DTA realized within 3 years	$2,719	$236	$2,955

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$53	$26	$79
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,063	94	1,157
2. Adjusted gross DTA allowed per limitation threshold	1,588	120	1,708

Lesser of lines 1 or 2	1,063	94	1,157
Adjusted gross DTAs offset by existing DTLs	1,585	-	1,585

Total admitted DTA realized within 3 years	$2,701	$120	$2,821

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(47)	$118	$71
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	13	(94)	(81)
2. Adjusted gross DTA allowed per limitation threshold	352	(120)	232

Lesser of lines 1 or 2	13	(94)	(81)
Adjusted gross DTAs offset by existing DTLs	52	92	144

Total admitted DTA realized within 3 years	$18	$116	$134

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2014	2013

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	932%	836%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$12,932	$11,320

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	68%	-%	68%

	December 31, 2013

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	31%	-%	31%

	Change

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	37%	-%	37%

There are no reinsurance strategies included in the Company’s tax-planning.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$20	$(157)	$(124)
Foreign income tax expense on operating earnings	3	15	16

Total federal and foreign income tax expense (benefit) on operating earnings	23	(142)	(108)
Federal income tax expense (benefit) on net realized capital gains (losses)	282	147	(293)

Total federal and foreign income tax expense (benefit)	$305	$5	$(401)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2014	2013	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$873	$746	$127
Policy acquisition costs	591	547	44
Nonadmitted assets	451	417	34
Policyholders’ dividends	334	326	8
Pension and compensation related items	252	245	7
Expense items	74	45	29
Investment items	32	267	(235)
Tax credits	-	61	(61)
Unrealized investment losses	7	13	(6)
Other	105	34	71

Total ordinary DTAs	2,719	2,701	18
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	2,719	2,701	18

Capital
Investment items	140	70	70
Unrealized investment losses	96	50	46

Total capital DTAs	236	120	116

Admitted capital DTAs	236	120	116

Admitted DTAs	2,955	2,821	134

DTLs:
Ordinary
Unrealized investment gains	815	549	266
Pension items	301	259	42
Deferred and uncollected premium	281	256	25
Reserve for audits and settlements	74	95	(21)
Other	142	132	10

Total ordinary DTLs	1,613	1,291	322

Capital
Unrealized investment gains	306	220	86
Investment items	77	144	(67)

Total capital DTLs	383	364	19

Total DTLs	1,996	1,655	341

Net admitted DTA	$959	$1,166	$(207)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Net DTA(L)	$(207)	$559	$(451)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	311	(291)	(100)
Tax-effect of change in accounting method for pensions	-	(4)	-

Change in net deferred income taxes	$104	$264	$(551)

As of December 31, 2014, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no total tax credit carryforwards incurred in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statement of Operations and the Statutory Statement of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Provision computed at statutory rate	$450	$(218)	$232
Investment items	(117)	(154)	(91)
Tax credits	(47)	(46)	(40)
Change in reserve valuation basis	(20)	(20)	(9)
Expense items	5	136	3
Nonadmitted assets	(34)	30	55
Foreign governmental income taxes	1	11	11
Other	(37)	3	(11)

Total statutory income tax (benefit) expense	$201	$(258)	$150

Federal and foreign income tax expense (benefit)	$305	$6	$(401)
Change in net deferred income taxes	(104)	(264)	551

Total statutory income tax (benefit) expense	$201	$(258)	$150

During the year ended December 31, 2014, the Company paid federal income taxes in the amount of $10 million. For the years ended December 31, 2013 and 2012, the Company received refunds of federal income taxes in the amounts of $112 million and $26 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns, which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2014	$248
Gross change related to positions taken in prior years	13
Gross change related to settlements	(106)
Gross change related to positions taken in current year	(11)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2014	$144

Included in the liability for unrecognized tax benefits as of December 31, 2014, are $136 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2014, includes $6 million of unrecognized tax benefits net of indirect tax benefits of $2 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2014 and 2013 was $17 million and $28 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits. The Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease within the next twelve months.

The Internal Revenue Service (IRS) has completed its examination of the years 2010 and prior. The IRS is currently auditing the years 2011 through 2013. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. The government appealed this decision to the United States Court of Appeals for the Federal Circuit. Oral arguments were held in October of 2014 but no decision had been issued prior to year end. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2014 and 2013, the Company had no protective deposits recognized as admitted assets.

The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. On December 19, 2014, the Tax Increase Prevention Act of 2014 was enacted, and provided a one year extension through 2014. The extension of these tax provisions did not, nor are they expected to have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Transferable state tax credits

The Company entered into a transfer credit contract in which Connecticut state tax credits were purchased in December 2013. The total unused transferable state credits, gross of any related state tax liabilities, had a carrying value of less than $1 million as of December 31, 2013, and are recorded in other than invested assets. There were no impairments with respect to these credits as of December 31, 2013. All transferable state tax credits were used in 2014.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company mitigates its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience slower amortization or prepayment speeds than assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The Company has a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. The RMBS sector is sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis and/or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets.

Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company has investments in European leveraged loans that have higher yields than investment grade debt instruments, reflecting additional risk of default. Underlying concerns over the macro-economic outlook and debt burden of certain parts of the Eurozone remain, but the Company’s direct exposure on loans to companies in these countries is limited. Weaker borrowers continue to face maturities over the next three years and uncertainty over the sources of this refinancing together with a weaker economic outlook in certain parts of the Eurozone may lead to an increase in reported default rates going forward.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $117 million, $89 million and $79 million for the years ended December 31, 2014, 2013 and 2012, respectively. Net operating leases are net of $8 million, $13 million and $17 million of sublease receipts, for the years ended December 31, 2014, 2013 and 2012, respectively.

In 2013, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback certain fixed assets with a book value of $120 million which resulted in no gain or loss. This lease has a five year term and annual lease payments of approximately $25 million. At the end of the lease, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2014 were as follows:

		Affiliated
	Gross	Subleases	Net

	(In Millions)

2015	$74	$8	$66
2016	71	9	62
2017	65	7	58
2018	52	6	46
2019	28	7	21
Thereafter	65	20	45

Total	$355	$57	$298

As of December 31, 2014, nonaffiliated subleases were less than $1 million.

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s income for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s income for the period.

Since 2008, the Company and MMHLLC have been defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover losses from the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Both Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement, which was affirmed in 2014. The settlement did not have a significant financial impact on the Company.

Additionally, a number of other lawsuits were filed in state courts in Colorado, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and in certain cases against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, several lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. District Court of Colorado. Amended complaints and motions to dismiss the suits were filed. In 2011, the court issued an order granting and denying in part defendants’ motion to dismiss the suits. In July 2013, the parties to six of the Rochester Suits reached an agreement to settle those suits and the parties executed a memorandum of understanding memorializing their terms. In July 2014, the court entered a final order approving the settlement. The settlement did not have a significant financial impact on the Company. The settlement did not resolve the seventh suit, relating to Oppenheimer Rochester California Municipal Fund. MassMutual believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this remaining suit.

In 2009, the Company was named as a defendant in a lawsuit related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are now preparing for trial, scheduled for May 2015. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2010, Christina Chavez (Chavez) filed a putative class action complaint against the Company. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. In June 2014, the parties participated in a mediation of their dispute, which did not result in a settlement. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. In June 2014, MassMutual recorded a liability for the estimated probable amount of the loss it expected to incur in connection with this lawsuit, which did not have a significant impact on MassMutual. In October 2014, the parties filed a motion for preliminary approval of a settlement, which the court granted in December 2014.

In 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The court denied the Company’s motion to dismiss and the parties are engaged in active discovery. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In November 2013, seven participants in the MassMutual Thrift Plan (the Plan) filed a putative class action complaint in the U.S. District Court for the District of Massachusetts. The complaint alleges, among other things, that the Company, the Investment Fiduciary Committee, the Plan Administrative Committee and individually named “fiduciaries” breached their duties by allowing the Plan to pay excessive fees and by engaging in self-dealing by limiting investment options primarily to the Company proprietary products. All defendants filed a joint motion to dismiss in January 2014, which remains pending. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2014 and 2013, the Company had approximately $125 million of these unsecured funding commitments to its subsidiaries. The unsecured commitments are included in private placements in the table below. As of December 31, 2014 and 2013, the Company had not funded, nor had an outstanding balance due on these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2014 and 2013, the Company had approximately $63 million and $80 million, respectively, of outstanding letter of credit arrangements. As of December 31, 2014 and 2013, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2014 and 2013, the Company approved financing of $3,013 million and $2,048 million, respectively, for MMAF that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2014 and 2013, were $2,280 million and $1,689 million, respectively, with interest of $37 million, $32 million and $31 million for the years ended December 31, 2014, 2013 and 2012, respectively. The unfunded amount of the facility, totaling $733 million as of December 31, 2014, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

As of December 31, 2014 and 2013, the Company approved financing of $315 million and $32 million, respectively, for Jefferies Finance LLC that can be used for the short-term financing of assets underwritten by Jefferies Finance LLC. There were no outstanding borrowings under the facility as of December 31, 2014 and all outstanding interest has been paid. The unfunded amount of the facility, totaling $315 million as of December 31, 2014, can be increased to $450 million at any time at the discretion of the borrower. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2014, the Company had the following commitments:

	2015	2016	2017	2018	2019	Thereafter	Total

	(In Millions)

Private placements	$1,662	$575	$5	$15	$-	$318	$2,575
Mortgage loans	265	404	9	267	-	-	945
Partnerships and LLC	492	287	418	402	471	253	2,323
LIHTCs (including equity contributions)	186	2	-	85	2	54	329

Total	$2,605	$1,268	$432	$769	$473	$625	$6,172

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2014 and 2013, the Company had no outstanding obligations attributable to these commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2014 and 2013, the Company had no outstanding obligations to any obligor attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2014.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $157 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004, 2007 and 2012 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2014 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Amount	Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$12,853	$-	$-	$12,853	14%
At book value less current surrender charge of 5% or more	2,482	-	-	2,482	3
At fair value	-	15,369	40,304	55,673	59

Subtotal	15,335	15,369	40,304	71,008	76
Subject to discretionary withdrawal:
At book value without fair value adjustment	8,012	479	-	8,491	9
Not subject to discretionary withdrawal	14,106	250	-	14,356	15

Total	$37,453	$16,098	$40,304	$93,855	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2014 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$17,579
Policyholders’ reserves - individual annuities	10,829
Liabilities for deposit-type contracts	9,045

Subtotal	37,453

Separate Account Annual Statement:
Annuities	55,906
Other annuity contract deposit-funds and guaranteed interest contracts	496

Subtotal	56,402

Total	$93,855

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2014 is as follows:

	Guaranteed

		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2014	$-	$-	$5,922	$5,922

Reserves at December 31, 2014:
For accounts with assets at:
Fair value	$250	$15,848	$43,114	$59,212

Subtotal	250	15,848	43,114	59,212
Nonpolicy liabilities	-	-	1,162	1,162

Total	$250	$15,848	$44,276	$60,374

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$15,369	$43,114	$58,483
At book value without market value adjustment and current surrender charge of less than 5%	-	479	-	479

Subtotal	-	15,848	43,114	58,962
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	1,162	1,162

Total	$250	$15,848	$44,276	$60,374

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a summary of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$6,164	$7,941	$11,750
Transfers from separate accounts	(7,201)	(9,023)	(6,097)

Subtotal	(1,037)	(1,082)	5,653
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(242)	1	1

Net transfers (from) to separate accounts	$(1,279)	$(1,081)	$5,654

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Presentation of the Statutory Statements of Cash Flows

The Company has included the following non-cash inflows (outflows) in the Statutory Statements of Cash Flows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bond conversions and refinancing	$1,066	$658	$538
Bank loan rollovers(1)	625	1,924	2,347
Mortgage loan issued in sale of real estate	150	-	-
Dividend reinvestment	51	12	-
Stock conversions	34	288	1
Other	21	12	5
Other invested asset distributions to common stock	4	5	25
Bond conversions to other invested assets	-	181	-
Mortgages converted to other invested assets	-	34	55
Related to RPG reinsurance agreement:
Deposits for policyholders’ reserves related to reinsurance agreement	-	5,298	-
Liabilities for deposit-type contracts related to reinsurance agreement	-	3,885	-
Other liabilities	-	879	-
Bonds	-	(8,602)	-
Mortgage loans	-	(736)	-
Other assets	-	(383)	-
Preferred stock	-	(13)	-

(1)Bank loan rollovers are transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds. In 2013, bank loan rollovers that were a result of rate resets were presented on a gross basis. In 2014, bank loan rollovers that are a result of rate resets are presented on a net basis.

Refer to Note 10. “Reinsurance” for information regarding the Company’s RPG reinsurance agreement.

20.	Subsequent events

The Company has evaluated subsequent events through February 20, 2015, the date the financial statements were available to be issued. No events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2014 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MassMutual Holding LLC

The MassMutual Trust Company

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MML Private Equity Intercontinental LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor II, LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

MML Mezzanine Investor L, LLC

MML Re Finance LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Strategic Distributors, LLC

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Special Situations Investor LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

The MassMutual Trust Company

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

MML Investors Services, LLC

MML Management Corporation

MassMutual International LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

First Mercantile Trust Company

Society of Grownups, LLC

MM Caerulus Holdco US LLC

MassMutual Ventures LLC

Haven Life Insurance Agency, Inc.

MM Rothesay Holdco US LLC

MM Asset Management Holding LLC

Subsidiaries of Jefferies Finance LLC

(No subsidiaries)

Subsidiaries of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Subsidiaries of MML Investment Advisers LLC

(No subsidiaries)

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 96%

MassMutual Baring Holding LLC

Babson Capital Finance LLC

Cornerstone Global Real Estate LP

Cornerstone Hotel Income & Equity Fund II LP

Subsidiaries of Babson Capital Management LLC

Babson Capital Securities LLC

Babson Capital Japan KK

Babson Capital Asia Limited

Babson Capital Australia Holding Company Pty Ltd.

Babson Capital Guernsey Limited

Cornerstone Real Estate Advisers LLC

Wood Creek Capital Management LLC

Babson Capital Cornerstone Asia Limited

Babson Capital Finance LLC

Subsidiaries of Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers Inc.

Cornerstone Real Estate UK Holdings Limited

Cornerstone Real Estate Advisers Japan K.K.

Subsidiaries of Wood Creek Capital Management LLC

Wood Creek Index Company, LLC

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

Winmark Limited Funding LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Subsidiaries of OppenheimerFunds, Inc. (a subsidiary of Oppenheimer Acquisition Corp.)

OFI Global Asset Management, Inc.

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OFI Private Investments, Inc.

OFI Global Institutional Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (a subsidiary of Oppenheimer Acquisition Corp.)

Tremont (Bermuda), Limited

Tremont Partners, Inc.

Tremont Capital Management (Ireland) Limited

Tremont GP, Inc.

Settlement Agent LLC

Subsidiaries of HarbourView Asset Management Corporation. (a subsidiary of OFI Global Institutional Inc.)

(No subsidiaries)

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding, LLC)

Baring Fund Managers Limited

Baring International Investment Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Baring Investments UK

Baring International Investment Management Holdings

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment		Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2014	$69,225,742.98	$		$69,225,742.98	$68,301,291.28	$(924,451.70)	$68,301,291.28	$79,410,553.48
September 30, 2014	645,720.82		-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16		-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47		-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98		-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49		-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13		-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52		-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04		-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06		-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52		-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18		-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06		-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78		-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14		-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09		-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30		-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86		-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31		-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71		-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70		-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02		(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals			$ (106,853,708.32)			$ (624,895,468.81)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948XR52	$16,703.37	$-	$16,703.37	$13,007.70	$(3,695.67)	$13,007.70	$54,294.67
36228F5R3	489,648.14	-	489,648.14	488,554.02	(1,094.12)	488,554.02	469,702.33
45660LYW3	1,428,149.84	-	1,428,149.84	1,418,815.15	(9,334.69)	1,418,815.15	1,387,479.53
55274SAM3	432,312.68	-	432,312.68	392,780.22	(39,532.46)	392,780.22	417,548.89
585525FC7	42,429.29	-	42,429.29	41,198.46	(1,230.83)	41,198.46	40,560.09
589929N38	473,306.02	-	473,306.02	461,173.77	(12,132.25)	461,173.77	467,395.83
59020UAA3	38,837.29	-	38,837.29	38,176.94	(660.35)	38,176.94	38,497.45
76110GTL5	378,574.88	-	378,574.88	331,450.42	(47,124.46)	331,450.42	276,409.76
77277LAF4	29,358,590.61	-	29,358,590.61	29,050,737.78	(307,852.83)	29,050,737.78	36,165,690.00
77277LAH0	1,468,943.80	-	1,468,943.80	1,453,924.30	(15,019.50)	1,453,924.30	3,484,800.00
77277LAJ6	20,799,782.20	-	20,799,782.20	20,587,172.82	(212,609.38)	20,587,172.82	22,757,922.00
81744FDK0	1,548,307.93	-	1,548,307.93	1,528,274.28	(20,033.65)	1,528,274.28	1,490,590.39
86359DMC8	10,958,725.57	-	10,958,725.57	10,723,342.78	(235,382.79)	10,723,342.78	10,630,313.38
939336KZ5	1,791,431.36	-	1,791,431.36	1,772,682.64	(18,748.72)	1,772,682.64	1,729,349.16
Totals	$69,225,742.98	$-	$69,225,742.98	$68,301,291.28	$(924,451.70)	$68,301,291.28	$79,410,553.48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GUG4	$645,720.82	$-	$645,720.82	$604,437.11	$(41,283.71)	$604,437.11	$627,381.39

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QBL8	$1,781,149.07	$-	$1,781,149.07	$1,750,412.82	$(30,736.25)	$1,750,412.82	$1,729,148.67
124860CB1	97,550.32	-	97,550.32	62,944.17	(34,606.15)	62,944.17	96,817.11
36228FU38	5,079.77	-	5,079.77	-	(5,079.77)	-	13,186.10
61750MAB1	11,372.53	-	11,372.53	9,060.62	(2,311.91)	9,060.62	9,889.62
77277LAF4	30,227,553.10	-	30,227,553.10	29,358,590.62	(868,962.48)	29,358,590.62	41,423,202.00
77277LAH0	1,511,332.20	-	1,511,332.20	1,468,943.82	(42,388.38)	1,468,943.82	3,992,004.00
77277LAJ6	21,399,905.23	-	21,399,905.23	20,799,782.19	(600,123.04)	20,799,782.19	26,066,307.60
939336KZ5	1,978,663.94	-	1,978,663.94	1,972,433.77	(6,230.17)	1,972,433.77	1,922,832.44
Totals	$57,012,606.16	$-	$57,012,606.16	$55,422,168.01	$ (1,590,438.15)	$55,422,168.01	$75,253,387.54

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment		Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$258,773.50		$-	$258,773.50	$255,011.35	$(3,762.15)	$255,011.35	$258,855.26
07820QBL8	1,898,408.41		-	1,898,408.41	1,830,204.17	(68,204.24)	1,830,204.17	1,728,457.34
125435AA5	6,958,243.53		-	6,958,243.53	6,941,450.22	(16,793.31)	6,941,450.22	6,293,964.17
194262AK7	4,162,647.76		-	4,162,647.76	3,932,293.75	(230,354.01)	3,932,293.75	4,056,000.00
36290PAK3	1,655,046.29		-	1,655,046.29	-	(1,655,046.29)	-	1,593,363.13
59024UAB7	710,859.05		-	710,859.05	680,109.25	(30,749.80)	680,109.25	688,419.33
61750MAB1	17,319.28		-	17,319.28	15,694.58	(1,624.70)	15,694.58	14,941.36
65106FAG7	77,342.33		-	77,342.33	75,574.06	(1,768.27)	75,574.06	100,875.45
77277LAF4	35,319,833.50		-	35,319,833.50	30,227,553.06	(5,092,280.44)	30,227,553.06	40,146,757.20
77277LAH0	1,759,508.86		-	1,759,508.86	1,511,332.20	(248,176.66)	1,511,332.20	3,867,177.60
77277LAJ6	24,917,058.76		-	24,917,058.76	21,399,905.23	(3,517,153.53)	21,399,905.23	25,263,081.36
86358RZD2	2,240.42		-	2,240.42	1,391.85	(848.57)	1,391.85	13,142.97
86359DMC8	11,952,163.44		-	11,952,163.44	11,865,591.25	(86,572.19)	11,865,591.25	11,686,742.89
939336KZ5	2,012,596.34		-	2,012,596.34	2,007,963.02	(4,633.32)	2,007,963.02	1,960,292.68
Totals	$91,702,041.47	$		$91,702,041.47	$80,744,073.99	$ (10,957,967.48)	$80,744,073.99	$97,672,070.74

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

23.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, Bonds, Excluding Loan-backed and Structured Securities (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, Revised - Loan-Backed and Structured Securities (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2014:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
165167BZ9	$476,715	$456,488	$476,715	NO
30711XAN4	4,480,000	4,479,996	4,480,000	YES
37957TAG6	105,000	102,300	105,000	NO
912810FR4	5,425,539	6,240,790	4,890,139	NO
912810PS1	2,216,777	2,677,238	1,882,821	NO
912810RA8	320,560,254	357,252,229	320,560,254	NO
912810RF7	1,144,384,974	1,175,317,578	1,127,813,409	NO
912828GD6	2,221,019	2,346,932	1,926,737	NO
912828GX2	2,061,868	2,149,208	1,858,399	NO
P7794GAH5	1,265,746	1,284,254	1,265,746	NO

Total	$1,483,197,892	$1,552,307,013	$1,465,259,220	XXX

LA2045